UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2016

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
High Quality Floating Rate
Inflation Protected Securities
Limited Maturity Obligations
Short Duration Government
Short Duration Income

Goldman Sachs Short Duration and Government Fixed Income Funds

■	ENHANCED INCOME

■	GOVERNMENT INCOME

■	HIGH QUALITY FLOATING RATE

■	INFLATION PROTECTED SECURITIES

■	LIMITED MATURITY OBLIGATIONS

■	SHORT DURATION GOVERNMENT

■	SHORT DURATION INCOME

TABLE OF CONTENTS

Investment Process	1

Market Review	2

Portfolio Management Discussions and Performance Summaries	4

Schedules of Investments	45

Financial Statements	90

Financial Highlights	98

Notes to Financial Statements	112

Report of Independent Registered Public Accounting Firm	141

Other Information	142

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Short Duration and Government Fixed Income Funds

Market Review

Shifting expectations about global economic growth, central bank monetary policy and commodities prices influenced the performance of the global fixed income markets during the 12 months ended March 31, 2016 (the “Reporting Period”).

When the Reporting Period began in April 2015, the performance of spread, or non-government bond, sectors was mixed. U.S. Treasury yields rose as U.S. economic data improved, including positive surprises in inflation and retail sales. First quarter 2015 U.S. Gross Domestic Product (“GDP”) was revised upwards from -0.7% to a seasonally adjusted annualized rate of -0.2%. The upward revision stemmed in part from stronger than estimated consumer spending and inventory data. U.S. dollar gains hit a roadblock during the second calendar quarter on uncertainty around the Federal Reserve’s (the “Fed”) plans for raising interest rates in 2015. The Eurozone’s economic progress took a back seat to the seemingly intractable challenges surrounding Greece.

In the third quarter of 2015, spread sectors underperformed U.S. Treasuries as the outlook for the global economy grew cloudy. Investors focused on slowing economic growth in China, the devaluation of the Chinese renminbi and an unexpected increase in market volatility. Oil and commodities prices dropped to new lows, partly because of falling demand from China. The U.S. dollar appreciated modestly during the third calendar quarter on cautious optimism that the Fed was on track to raise rates in 2015. However, the Fed chose to leave rates unchanged at its September 2015 policy meeting, citing conditions in the global economy. Although the U.S. economy continued to improve, economic growth in other developed countries softened, and emerging markets economies broadly weakened. Despite accommodative monetary policies by many global central banks, inflation remained subdued in the world’s major economies.

In the fourth quarter of 2015, spread sectors generated positive returns. Outside the U.S., the global monetary policy environment remained highly accommodative, with the European Central Bank (“ECB”) lowering interest rates into negative territory and expanding its stimulus program. The U.S. dollar gained on expectations the Fed would hike interest rates, which it did at its December 2015 policy meeting. During the fourth calendar quarter, the U.S. economy continued to display a positive growth trend, but economic growth in other developed countries had softened by the end of 2015. At the same time, growth in emerging markets countries broadly weakened, largely due to commodity price declines and concerns about the slowing Chinese economy.

The first quarter of 2016 was very much a tale of two halves. Spread sectors sold off significantly from January to mid-February 2016 and then largely retraced their losses by the end of March 2016. Volatility early in the first calendar quarter was driven by an increase in a number of perceived risks, such as slowing Chinese economic activity, the possibility of persistent oil oversupply, and deteriorating corporate bond fundamentals as the U.S. credit cycle entered its later stage. Some of these risks eased in the second half of the first calendar quarter, as economic news from China improved, U.S. oil production showed signs of slowing, and commodity prices appeared to stabilize. Global central banks remained accommodative. The Bank of Japan, in a surprise move at its January 2016 policy meeting, introduced a -0.1% interest rate, reaffirming its commitment to achieving a 2% inflation target. The ECB shifted its focus from currency depreciation to credit creation by leaving the deposit rate unchanged, expanding its asset purchase program to include purchases of non-financial corporate credit and announcing a new series of easing measures in the form of targeted

MARKET REVIEW

long-term refinancing operations (“TLTRO II”). (TLTRO II is designed to offer attractive long-term funding conditions to Eurozone banks to further ease private sector credit conditions and to stimulate credit creation.) In the U.S., Fed statements during March 2016 suggested U.S. interest rates would remain lower for longer than previously expected. After a sustained period of appreciation, the U.S. dollar weakened during the first calendar quarter due to generally tighter financial conditions, mixed U.S. economic data and the Fed’s more dovish commentary. (Dovish commentary tends to imply lower interest rates.)

For the Reporting Period overall, sovereign emerging markets debt and asset-backed securities slightly outperformed U.S Treasuries. Mortgage-backed securities and commercial mortgage-backed securities generally performed in line with U.S. Treasuries, while investment grade corporate bonds and agencies underperformed. High yield corporate bonds significantly underperformed Treasuries. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period. Both short-term and long-term yields rose during the Reporting Period, but long-term yields rose less. Intermediate-term U.S. Treasury yields actually declined modestly, with the yield on the bellwether 10-year U.S. Treasury declining approximately 15 basis points to end the Reporting Period at 1.77%. (A basis point is 1/100th of a percentage point.)

Looking Ahead

At the end of the Reporting Period, we expected a continuation of trends seen in the early months of 2016: 1) modest global economic growth; 2) extreme monetary policy measures helping to support gradual economic improvement in Europe and Japan; and 3) a backdrop of rising U.S. inflation, rising debt in China and unpredictable politics globally.

Overall, we believe global economic growth may be stuck in low gear. After a modestly stronger year for the U.S., Europe and Japan in 2015, we expect some softening in 2016. In terms of monetary policy, we believe the economic benefits of negative interest rates in Europe and Japan and a strong U.S. dollar are questionable, and investors appear increasingly focused on the potential negatives. Indeed, we see the ECB’s policy decision in March 2016 as shifting its emphasis away from negative rates and currency depreciation and toward stimulating domestic demand through the credit channel. In Japan, the corporate bond market is relatively small and government bond purchases are already at what we consider to be extreme levels, which we believe could limit the Bank of Japan’s options. As a result, we think further rate cuts are possible. In the U.S., the Fed has adjusted its approach, reducing the number of projected interest rate hikes in 2016 from four to two, while emphasizing risks from soft global economic growth and continued strength of the U.S. dollar. In terms of the emerging markets, we believe they remain broadly at risk from developments in China.

At the end of the Reporting Period, we considered the environment positive for selective exposure to corporate bonds, emerging markets debt and other higher yielding sectors of the fixed income market. At the same time, however, the volatility in the first quarter of 2016 reaffirmed our sense that markets are fragile and longer-term risks are growing. As a result, we remained biased to staying nimble overall with an emphasis on higher credit quality.

PORTFOLIO RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Administration and IR Shares generated average annual total returns, without sales charges, of 0.29%, 0.63%, 0.38% and 0.43%, respectively. These returns compare to the 0.40% average annual total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index (“BofA ML Six-Month U.S. Treasury Bill Index”) and 50% of the Bank of America Merrill Lynch One-Year U.S. Treasury Note Index (“BofA ML One-Year U.S. Treasury Note Index”), which generated average annual total returns of 0.39% and 0.40%, respectively, over the same time period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge of 0.58%. This return compares to the 0.30% cumulative total return of the Enhanced Income Composite during the same period. The BofA ML Six-Month U.S. Treasury Bill Index and the BofA ML One-Year U.S. Treasury Note Index, comprising the Enhanced Income Composite in equal parts, generated cumulative total returns of 0.33% and 0.27%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection amongst corporate bonds boosted results, while selection amongst securitized securities detracted.

Within our top-down strategies, our duration and yield curve positioning strategy had a modestly positive effect on the Fund’s results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our cross-sector strategy also moderately contributed to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Derivatives, such as futures, are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Our cross-sector strategy as a whole contributed positively to the Fund’s results during the Reporting Period due mostly to the Fund’s positioning U.S. Treasuries and exposure to swap spreads as they tightened over the period. (Swap spreads are defined as the difference between the swap rate on a contract and the yield on a government bond of the same maturity. It is used to represent the risk associated with the investment, since changes in interest rates will ultimately affect return. Swap spreads are based on LIBOR rates, the creditworthiness of the swap’s parties, and other economic factors that could influence the terms of the investment’s interest rates.) The government selection strategy is primarily implemented via futures. However, an overweighted exposure relative to the Enhanced Income Composite to the corporate credit sector detracted, offsetting much of this gain, as spreads, or yield differentials to U.S. Treasuries, widened during the Reporting Period. Corporate credit underperformed particularly in the beginning of 2016, as markets were challenged due to factors that included weak global economic growth, commodity market volatility and

PORTFOLIO RESULTS

late-cycle credit activity. In addition, exposure to covered bonds detracted from the Fund’s performance. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.)

Our individual security selection strategies overall contributed positively to the Fund’s relative results during the Reporting Period, especially individual selection of corporate bonds. This was slightly offset by selection of asset-backed securities, which detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to the Fund’s results during the Reporting Period. The U.S. Treasury yield curve flattened during the Reporting Period, meaning the yield differential between short-term and long-term U.S. Treasury yields narrowed. Both short-term and long-term yields rose during the Reporting Period, but long-term yields rose less. Intermediate-term U.S. Treasury yields actually declined modestly, with the 10-year U.S. Treasury yield declining approximately 15 basis points to end the Reporting Period at 1.77%. (A basis point is 1/100th of a percentage point.)

The third quarter of 2015 was the main driver of Fund performance during the Reporting Period given the Fund’s overweight to the two-year and three-year nodes, or points, of the U.S. Treasury yield curve. Subsequently, the Federal Reserve (the “Fed”) surprised markets with a dovish stance at its March 2016 policy meeting. (Dovish commentary is commentary that is not strong or aggressive or that which infers lower interest rates; opposite of hawkish.)

During the Reporting Period, the Fund maintained a moderate short duration positive relative to the Enhanced Income Composite. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.)

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocations to U.S. Treasuries and agencies decreased during the Reporting Period. A corresponding increase in allocation was concentrated in investment grade corporate bonds and cash. Additionally, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2015?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the Enhanced Income Composite. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures, as well as asset-backed securities, covered bonds and investment grade corporate bonds. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, the Fund maintained a shorter duration position than that of the Enhanced Income Composite at the end of the Reporting Period, as we expect firming core inflation and improving wage growth data, along with some stabilizing in commodity prices, to support a short position in U.S. interest rates.

FUND BASICS

Enhanced Income Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015– March 31, 2016	Fund Total Return (based on NAV)[1]	Enhanced Income Composite[2]	BofA ML Six-Month U.S. Treasury Bill Index[3]	BofA ML One-Year U.S. Treasury Note Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	0.29%	0.40%	0.39%	0.40%	0.83%	0.78%
Institutional	0.63	0.40	0.39	0.40	1.18	1.12
Administration	0.38	0.40	0.39	0.40	0.94	0.88
Class IR	0.43	0.40	0.39	0.40	1.09	1.03

July 31, 2015– March 31, 2016
Class R6	0.58%	0.30%	0.33%	0.27%	1.19%	1.12%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Enhanced Income Composite is an equal weight blend of the BofA ML Six-Month U.S. Treasury Bill Index and the BofA ML One-Year U.S. Treasury Note Index.

[3]	The BofA ML Six-Month U.S. Treasury Bill Index and BofA ML One-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, and do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.18%	-0.22%	1.25%	1.94%	8/2/00
Institutional	0.63	0.42	1.75	2.40	8/2/00
Administration	0.38	0.18	1.54	2.16	8/2/00
Class IR	0.43	0.33	N/A	0.39	7/30/10
Class R6	N/A	N/A	N/A	0.58	7/31/15

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional Shares, Class IR Shares , Class R6 and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.69%	0.72%
Institutional	0.35	0.38
Administration	0.60	0.63
Class IR	0.44	0.47
Class R6	0.33	0.36

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represent commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the government of a foreign country.

[9]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corp, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ENHANCED INCOME FUND

Performance Summary

March 31, 2016

The following graph shows the value, as of March 31, 2016, of a $1,000,000 investment made on April 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs Enhanced Income Fund Composite Index, which is comprised of the Bank of America Merrill Lynch One-Year U.S. Treasury Note Index (50%), and the Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index (50%), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Administration, Class IR and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Enhanced Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2006 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 2, 2000)
Excluding sales charges	0.29%	0.09%	1.40%	2.04%
Including sales charges	-1.18%	-0.22%	1.25%	1.94%

Institutional (Commenced August 2, 2000)	0.63%	0.42%	1.75%	2.40%

Administration (Commenced August 2, 2000)	0.38%	0.18%	1.54%	2.16%

Class IR (Commenced July 30, 2010)	0.43%	0.33%	N/A	0.39%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	0.58%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 1.66%, 0.91%, 2.01%, 1.50%, 1.92% and 1.41%, respectively. These returns compare to the 2.39% average annual total return of the Fund’s benchmark, the Barclays U.S. Government/Mortgage Index (the “Barclays Index”), during the same time period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of 2.52%. This return compares to the 2.87% cumulative total return of the Barclays Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy detracted from the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection overall contributed positively to Fund results, specifically within the government/swaps and securitized sectors.

Our duration strategy had a rather neutral impact on the Fund’s performance during the Reporting Period. The duration strategy is typically implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Q	Which fixed income market sectors most significantly affected Fund performance?

A	Overweighted allocations to U.S. agency debt and commercial mortgage-backed securities — positions taken within our cross-sector strategy — detracted from the Fund’s relative results during the Reporting Period.

Individual issue selection within the securitized sector was bolstered most by specific selection of mortgage-backed securities pools, or groups of mortgages, including pass-throughs. The use of mortgage-backed securities forward agreements (known as “TBAs”) to efficiently manage certain of its mortgage-backed securities positions also helped. Having an overweight to Government National Mortgage Association securities (“Ginnie Maes” or “GNMAs”) versus conventional mortgages added value as well. Price differentials between GNMAs and conventional mortgages converged following substantial underperformance early in 2015, driven by Federal Housing Authority policy announcements that triggered higher GNMA prepayment speeds.

Our government/swaps strategy performed positively primarily because of our tactical auction trade dates and steepener positions. It should be noted that the U.S. Treasury yield curve flattened during the Reporting Period as a whole but steepened during specific shorter time spans. The government/swaps selection strategy is primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Yield curve positioning, including tactical auction trades and steepener positions, contributed positively, albeit modestly, to the Fund’s relative results during the Reporting Period. Overall, outright duration positioning did not materially impact Fund returns during the Reporting Period, as a positive contribution in mid-2015 was offset by a negative effect in early 2016. The Fund began the Reporting Period with a shorter duration than that of the Barclays Index. We gradually lengthened the Fund’s duration, making tactical adjustments throughout as market conditions shifted, moving to a modestly longer duration than that of the Barclays Index around the middle of the Reporting Period and through part of the fourth quarter of 2015. We then shifted back to a shorter duration stance than that of the Barclays Index early in 2016 and broadly maintained that position through the end of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and bond exchange traded futures contracts to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright duration and term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view and to help manage volatility. The Fund used forward contracts to help manage duration. Overall, we employ derivatives for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.
Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We increased the Fund’s position in agency mortgage-backed securities during the Reporting Period, but maintained an underweighted allocation relative to the Barclays Index throughout, as we viewed mortgage-backed securities as expensive in a post-quantitative easing environment. That said, within the sector, the Fund was overweight multi-family mortgage-backed securities, which were not historically purchased by the Fed and thus had what we considered to be less expensive valuations, and was underweight single-family mortgage-backed securities, which were those targeted by quantitative easing. Further, the Fund’s allocation to Federal agency securities increased and its exposure to the U.S. Treasuries decreased during the Reporting Period. Additionally, as mentioned earlier, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2016?

A	At the end of March 2016, the Fund had overweighted allocations relative to the Barclays Index on a market-value weighted basis in quasi-government securities, especially agency non-government guaranteed securities, as well as in asset-backed securities, commercial mortgage-backed securities and agency residential mortgage-backed securities. The Fund was underweight relative to the Barclays Index in U.S. government securities. On a contribution to duration basis, it should be noted, the Fund was modestly underweight agency residential mortgage-backed securities broadly and, in particular, pass-throughs, at the end of March 2016. The Fund had a modestly shorter duration than that of the Barclays Index at the end of the Reporting Period.

FUND BASICS

Government Income Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015– March 31, 2016	Fund Total Return (based on NAV)[1]	Barclays Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.66%	2.39%	1.04%	0.88%
Class C	0.91	2.39	0.34	0.18
Institutional	2.01	2.39	1.41	1.25
Service	1.50	2.39	0.92	0.76
Class IR	1.92	2.39	1.33	1.16
Class R	1.41	2.39	0.83	0.66

July 31, 2015– March 31, 2016
Class R6	2.52%	2.87%	1.43%	1.26%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Index, an unmanaged index, measures the performance of U.S. government bonds and mortgage-related securities. The Barclays Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.17%	1.84%	3.47%	4.87%	2/10/93
Class C	-0.10	1.86	3.09	3.84	8/15/97
Institutional	2.01	2.98	4.22	4.99	8/15/97
Service	1.50	2.45	3.69	4.47	8/15/97
Class IR	1.92	2.87	N/A	3.60	11/30/07
Class R	1.41	2.36	N/A	3.10	11/30/07
Class R6	N/A	N/A	N/A	2.52	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares, Class IR, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	1.05%
Class C	1.66	1.80
Institutional	0.58	0.71
Service	1.07	1.21
Class IR	0.66	0.80
Class R	1.16	1.30
Class R6	0.56	0.69

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations are guaranteed by a foreign government guarantee program and are backed by full faith and credit of the United States or the government of foreign country.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary

March 31, 2016

The following graph shows the value, as of March 31, 2016, of a $1,000,000 investment made on April 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Government/Mortgage Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Government Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2006 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced February 10, 1993)
Excluding sales charges	1.66%	2.62%	3.86%	5.04%
Including sales charges	-2.17%	1.84%	3.47%	4.87%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	0.91%	1.86%	3.09%	3.84%
Including contingent deferred sales charges	-0.10%	1.86%	3.09%	3.84%

Institutional (Commenced August 15, 1997)	2.01%	2.98%	4.22%	4.99%

Service (Commenced August 15, 1997)	1.50%	2.45%	3.69%	4.47%

Class IR (Commenced November 30, 2007)	1.92%	2.87%	N/A	3.60%

Class R (Commenced November 30, 2007)	1.41%	2.36%	N/A	3.10%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	2.52%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs High Quality Floating Rate Fund

Investment Objective

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of -0.80%, -0.47%, -0.93% and -0.56%, respectively. These returns compare to the 0.12% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index (“BofA ML Three-Month U.S. Treasury Bill Index”).

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -0.32%. This return compares to the 0.12% cumulative total return of the BofA ML Three-Month U.S. Treasury Bill Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy detracted from Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our cross-sector strategy also detracted from the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection overall was positive, especially amongst government/swap securities and corporate bonds. This was somewhat offset by issue selection amongst securitized securities, which detracted.

The duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Cross-sector positioning was the primary detractor from the Fund’s results during the Reporting Period, with exposure to agency mortgage-backed securities and corporate bonds hurting most, as spreads, or yield differentials to U.S. Treasuries, widened. These sectors lagged U.S. Treasuries largely as a result of increased market volatility and spread widening in sympathy with other risk assets.

Individual issue selection of corporate bonds and of government securities within the government/swaps sector contributed positively to Fund results during the Reporting Period. Selection within the securitized sector, particularly selection of asset-backed securities, detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, with the majority of negative return attributable to a core underweighted position in U.S. Treasury securities held during the Reporting Period. More specifically, the Fund’s tactical duration positioning detracted from relative results due to an underweighted position in the five-year and seven-year nodes, or points, of the U.S. Treasury yield curve as well as in the three-month node.

PORTFOLIO RESULTS

The U.S. Treasury yield curve flattened during the Reporting Period, meaning the yield differential between short-term and long-term U.S. Treasury yields narrowed. Both short-term and long-term yields rose during the Reporting Period, but long-term yields rose less. Intermediate-term U.S. Treasury yields actually declined modestly, with the 10-year U.S. Treasury yield declining approximately 15 basis points to end the Reporting Period at 1.77%. (A basis point is 1/100th of a percentage point.)

The Federal Reserve (the “Fed”) surprised markets with a dovish stance at its March 2016 policy meeting. (Dovish commentary is commentary that is not strong or aggressive; opposite of hawkish.)

As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) for the purpose of taking modest short volatility positions, that is, positions that pay a modest return when market volatility remains relatively stable.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to residential mortgage-backed securities, asset-backed securities and government securities increased during the Reporting Period. A corresponding decrease in allocation was concentrated in cash, commercial mortgage-backed securities and quasi-government securities. Additionally, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. At the start of the Reporting Period, the Fund maintained a shorter duration position than the BofA ML Three-Month U.S. Treasury Bill Index. We maintained that position through the Reporting Period, though we shifted toward a more neutral stance relative to the BofA ML Three-Month U.S. Treasury Bill Index throughout the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2016?

A	While the Fund is benchmarked to U.S. Treasuries, it held a significant portion of its assets in non-Treasury sectors not represented in the benchmark index at the end of the Reporting Period. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities, quasi-government securities (may include taxable municipal debt obligations or municipal securities) and asset-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, the Fund maintained a shorter duration position than that of the BofA ML Three-Month U.S. Treasury Bill Index at the end of the Reporting Period, as we expect firming core inflation and improving wage growth data, along with some stabilizing in commodity prices, to support a short position in U.S. interest rates.

FUND BASICS

High Quality Floating Rate Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015– March 31, 2016	Fund Total Return (based on NAV)[1]	BofA ML Three-Month U.S. Treasury Bill Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.80%	0.12%	0.53%	0.38%
Institutional	-0.47	0.12	0.87	0.72
Service	-0.93	0.12	0.38	0.23
Class IR	-0.56	0.12	0.78	0.64

July 31, 2015– March 31, 2016
Class R6	-0.32%	0.12%	0.82%	0.78%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Three-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.26%	-0.48%	0.79%	2.59%	5/15/95
Institutional	-0.47	0.12	1.27	3.29	7/17/91
Service	-0.93	-0.33	0.79	2.19	3/27/97
Class IR	-0.56	0.00	N/A	0.43	11/30/07
Class R6	N/A	N/A	N/A	-0.32	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional Shares, Service Shares, Class IR Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.66%	0.90%
Institutional	0.36	0.56
Service	0.73	1.07
Class IR	0.45	0.65
Class R6	0.34	0.54

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Performance Summary

March 31, 2016

The following graph shows the value, as of March 31, 2016, of a $1,000,000 investment made on April 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Service, Class IR and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Quality Floating Rate Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2006 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 15, 1995)
Excluding sales charges	-0.80%	-0.19%	0.94%	2.66%
Including sales charges	-2.26%	-0.48%	0.79%	2.59%

Institutional (Commenced July 17, 1991)	-0.47%	0.12%	1.27%	3.29%

Service (Commenced March 27, 1997)	-0.93%	-0.33%	0.79%	2.19%

Class IR (Commenced November 30, 2007)	-0.56%	0.00%	N/A	0.43%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	-0.32%*

*	Total return for periods of less than one year represents cumulative total return,

PORTFOLIO RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 1.09%, 0.39%, 1.42%, 1.29% and 0.79%, respectively. These returns compare to the 1.51% average annual total return of the Fund’s benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (“Barclays U.S. TIPS Index”), during the same time period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of 2.37%. This return compares to the 2.39% cumulative total return of the Barclays U.S. TIPS Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s cross-sector strategy detracted most from its results during the Reporting Period. The cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark, including interest rate swaps and/or futures.

Bottom-up individual issue selection of various maturity U.S. Treasury inflation protected securities (“TIPS”) was the key positive contributor to the Fund’s performance during the Reporting Period.

The Fund’s duration and yield curve positioning strategy had a rather neutral effect on its results during the Reporting Period. The duration strategy for the Fund is primarily implemented via interest rate swaps and/or futures. Furthermore, derivatives are used in combination with cash securities to implement our views in the Fund. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	An underweight to swap spreads, a result of our cross-sector strategy, detracted from the Fund’s relative results, as swap spreads, or yield differentials to U.S. Treasuries, tightened during the Reporting Period. The swap curve tightened versus U.S. interest rates on the back of increased supply of U.S. Treasuries, a result of central banks selling U.S. Treasuries to defend local currencies following the devaluation of the Chinese renminbi. (Swap spreads are defined as the difference between the interest rate on a contract and the yield on a government bond of the same maturity. It is used to represent the credit risk associated with the investment. Swap spreads are based on LIBOR rates, the creditworthiness of the swap’s parties, and other economic factors that could influence the terms of the investment’s interest rates.)

Individual issue selection of various maturity TIPS contributed most positively to Fund performance during the Reporting Period. Particularly beneficial to relative results was the Fund’s tactical overweight to short duration TIPS, i.e. those with maturities of less than seven years, although this was offset by the detracting effect of positioning in long duration TIPS, i.e. those with maturities greater than seven years.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The combination of the Fund’s U.S. duration and yield curve positioning had a rather neutral effect on its relative results during the Reporting Period. Overall, the Fund had a neutral duration position relative to that of the Barclays U.S. TIPS

PORTFOLIO RESULTS

Index through most of the Reporting Period. We maintained this stance in response to a downturn in economic data from China as well as to dovish commentary from the European Central Bank, which we saw as offsetting a strengthening U.S. economy. (Dovish commentary is commentary that is not strong or aggressive; opposite of hawkish.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. We used interest rate and bond exchange traded futures contracts to help implement duration positioning within the Fund. Interest rate swaps were similarly used to manage interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund also employed swaptions (or options on interest rate swap contracts) to express our views on interest rate volatility and an outright term structure view.

The use of derivatives to manage interest rate risk contributed positively to performance. The use of derivatives to express views on the yield curve — from a bottom-up security selection perspective — also contributed positively to performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically managed our views on inflation in the Fund via varying allocations to TIPS throughout the Reporting Period. More specifically, we shifted the Fund’s underweight to TIPS with a maturity of less than seven years into an overweight during the Reporting Period. We concurrently reduced the Fund’s overweight to longer maturity TIPS, i.e. those with maturities of more than seven years. The Fund was positioned with a bias to the short end of the TIPS curve in expectation of the Federal Reserve (the “Fed”) raising the targeted federal funds rate, which we expected to benefit short maturity bonds disproportionally. Furthermore, breakeven inflation rates decreased substantially, and shorter maturity bonds appeared to us to be more attractive versus long maturity bonds as they tend to be more sensitive to changes in inflation. (Breakeven inflation is the difference between the nominal yield on a fixed rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality.)

Q	How was the Fund positioned relative to its benchmark index at the end of March 2016?

A	At the end of March 2016, the Fund had most of its total net assets invested in TIPS, with the remainder in cash. We maintained our bias toward the short, i.e. less than seven years, end of the TIPS rate curve. The Fund had a marginally shorter duration than the Barclays U.S. TIPS Index at the end of the Reporting Period, as we expect the Fed to raise interest rates in 2016, even if at a more measured pace than projected at the end of 2015.

Consumer Price Index (“CPI”) data show that prices rose just 0.9% for the 12 months ended March 2016 on a seasonally unadjusted basis. Declining energy prices had the greatest impact on the CPI, with the energy portion of the CPI decreasing 12.6% for the 12 months ended March 2016. However, core CPI, which excludes food and energy, ran at a more stable 2.2% for the 12 months ended March 2016, driven mainly by prices increases in housing and medical care.

Indeed, recent years have seen a benign inflationary environment due to the collapse in energy prices and global economic growth concerns. As a result, the U.S. TIPS market has underperformed nominal U.S. Treasury bonds in lock-step with other risk assets, such as corporate bonds. Despite this, we expect the U.S. economy to grow at about a 2% rate for 2016, with inflation set to gradually increase during the year. Economic data released toward the end of the Reporting Period, including positive payroll numbers, a stable unemployment rate, and a modest easing of financial conditions, should continue to support our thesis of an improving U.S. economy, in our view. Furthermore, we expect the impact of lower commodity prices to fade over time, as this is already factored into popular inflation indices, such as the CPI.

We believe signs of upward pressure on wages in the U.S., seen toward the end of the Reporting Period, increase the likelihood of sustained improvements in headline inflation as well. As such, we remained constructive in our view on U.S. inflation and believed breakeven inflation rates are likely to move higher. For example, the U.S. 10-year breakeven inflation rate fell to a low of 1.18% in February 2016, one of the lowest values seen since the financial crisis. We expect actual inflation may run higher than market expectations reflected in the breakeven inflation rate. As such, we expect TIPS to outperform nominal U.S. Treasuries in calendar year 2016 overall.

Going forward, we intend to continue to closely monitor macro developments both domestically and abroad for the potential impact on inflation expectations as we position the Fund’s portfolio.

FUND BASICS

Inflation Protected Securities Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015– March 31, 2016	Fund Total Return (based on NAV)[1]	Barclays U.S. TIPS Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.09%	1.51%	1.19%	0.95%
Class C	0.39	1.51	0.51	0.27
Institutional	1.42	1.51	1.57	1.32
Class IR	1.29	1.51	1.48	1.24
Class R	0.79	1.51	0.99	0.75

July 31, 2015– March 31, 2016
Class R6	2.37%	2.39%	1.57%	1.33%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. The Barclays U.S. TIPS Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	-2.65%	1.83%	3.63%	8/31/07
Class C	-0.61	1.86	3.37	8/31/07
Institutional	1.42	2.95	4.49	8/31/07
Class IR	1.29	2.82	3.74	11/30/07
Class R	0.79	2.34	3.26	11/30/07
Class R6	N/A	N/A	2.37	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares, Class IR Shares, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.69%	0.96%
Class C	1.44	1.71
Institutional	0.35	0.62
Class IR	0.45	0.71
Class R	0.95	1.22
Class R6	0.33	0.60

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 9.1 and 9.3 years, respectively, at March 31, 2016 and March 31, 2015.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Performance Summary

March 31, 2016

The following graph shows the value, as of March 31, 2016, of a $1,000,000 investment made on August 31, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Inflation Protected Securities Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from August 31, 2007 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced August 31, 2007)
Excluding sales charges	1.09%	2.61%	4.09%
Including sales charges	-2.65%	1.83%	3.63%

Class C (Commenced August 31, 2007)
Excluding contingent deferred sales charges	0.39%	1.86%	3.37%
Including contingent deferred sales charges	-0.61%	1.86%	3.37%

Institutional (Commenced August 31, 2007)	1.42%	2.95%	4.49%

Class IR (Commenced November 30, 2007)	1.29%	2.82%	3.74%

Class R (Commenced November 30, 2007)	0.79%	2.34%	3.26%

Class R6 (Commenced July 31, 2015)	N/A	N/A	2.37%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Limited Maturity Obligations Fund

Investment Objective

The Fund seeks to generate current income while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Limited Maturity Obligations Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional and Administration Shares generated average annual total returns, without sales charges, of 0.61% and 0.37%, respectively. These returns compare to the 0.15% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index (“BofA ML 3-6 Month Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection amongst corporate bonds, municipal securities and government/agency securities were the main drivers of performance during the Reporting Period, contributing positively.

Within our top-down strategies, our duration and yield curve positioning strategy detracted from the Fund’s performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our cross-sector strategy also dampened the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our individual security selection strategies were the primary positive contributors to the Fund’s relative results during the Reporting Period, especially individual selection of government securities, agency securities and corporate bonds. Selection amongst municipal securities also proved effective.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from the Fund’s results during the Reporting Period. Maintaining a shorter duration position than the BofA ML 3-6 Month Index during the Reporting Period detracted from returns, as an underweight to the three-month and six-month nodes, or points, of the U.S. Treasury yield curve weighed on performance.

The U.S. Treasury yield curve flattened during the Reporting Period, meaning the yield differential between short-term and long-term U.S. Treasury yields narrowed. Both short-term and long-term yields rose during the Reporting Period, but long-term yields rose less. Intermediate-term U.S. Treasury yields actually declined modestly, with the 10-year U.S. Treasury yield declining approximately 15 basis points to end the Reporting Period at 1.77%. (A basis point is 1/100th of a percentage point.)

PORTFOLIO RESULTS

The Federal Reserve (the “Fed”) surprised markets with a dovish stance at its March 2016 policy meeting. (Dovish commentary is commentary that is not strong or aggressive; opposite of hawkish.)

As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not use derivatives.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocation to investment grade corporate bonds increased during the Reporting Period. A corresponding decrease in allocation was concentrated in quasi-government securities. We also decreased the Fund’s position in municipal securities and correspondingly increased its position in cash and cash equivalents. Additionally, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2016?

A	At the end of the Reporting Period, the Fund had built an emphasis on municipal securities, repurchase agreements, corporate credit and asset-backed commercial paper. Further, as indicated, the Fund maintained a shorter duration position than that of the BofA ML 3-6 Month Index at the end of the Reporting Period, as we expect firming core inflation and improving wage growth data, along with some stabilizing in commodity prices, to support a short position in U.S. interest rates.

FUND BASICS

Limited Maturity Obligations Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015– March 31, 2016	Fund Total Return (based on NAV)[1]	BofA ML 3–6 Month U.S. Treasury Bill Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Institutional	0.61%	0.15%	0.93%	0.54%
Administration	0.37	0.15	0.69	0.30

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML 3-6 Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90 to 180-day maturity. The BofA ML 3-6 Month U.S. Treasury Bill Index is unmanaged, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/16	One Year	Since Inception	Inception Date
Institutional	0.61%	0.46%	2/28/14
Administration	0.37	0.22	2/28/14

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.16%	2.93%
Administration	0.41	3.18

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 11, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represent commercial paper, certificates of deposit and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LIMITED MATURITY OBLIGATIONS FUND

Performance Summary

March 31, 2016

The following graph shows the value, as of March 31, 2016, of a $1,000,000 investment made on February 28, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Institutional Shares will vary from Administration Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Limited Maturity Obligations Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 28, 2014 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Since Inception
Institutional (Commenced February 28, 2014)	0.61%	0.46%

Administration (Commenced February 28, 2014)	0.37%	0.22%

PORTFOLIO RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 0.44%, -0.02%, 0.78%, 0.18% and 0.59%, respectively. These returns compare to the 0.77% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index (“BofA ML Two-Year U.S. Treasury Note Index”), during the same time period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of 0.42%. This return compares to the 0.65% cumulative total return of the BofA ML Two-Year U.S. Treasury Note Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy was the primary detractor from relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Our duration and yield curve positioning strategy contributed positively to relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Bottom-up individual issue selection overall contributed positively. Security selection amongst mortgage-backed securities and government/swap securities proved especially effective.

Derivatives, such as interest rate swaps and/or futures are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning was the primary detractor from the Fund’s results during the Reporting Period. The majority of underperformance came from exposure to agency mortgage-backed securities and agency debentures, which lagged U.S. Treasuries largely as a result of increased market volatility and spread, or yield differentials to U.S. Treasuries, widening in sympathy with other risk assets. These detractors were partially offset by exposure to U.S. Treasury swaps, which added value.

Individual issue selection within the securitized sector contributed positively to Fund results, primarily our selection of premium coupon mortgage-backed securities. Selection of government securities and Treasury inflation-protected securities (“TIPS”) within the government/swaps sector also buoyed returns.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period. Positioning in May, July and August 2015 and in the early part of 2016 especially helped.

The U.S. Treasury yield curve flattened during the Reporting Period, meaning the yield differential between short-term and long-term U.S. Treasury yields narrowed. Both short-term and long-term yields rose during the Reporting Period, but long-term yields rose less. Intermediate-term U.S. Treasury yields actually declined modestly, with the 10-year U.S. Treasury yield declining approximately 15 basis points to end the Reporting Period at 1.77%. (A basis point is 1/100th of a percentage point.) In the third quarter of 2015, the Fund’s tactical duration positioning contributed positively to its performance due to its overweight to the five-year and seven-year nodes, or points, of the U.S. Treasury yield curve.

The Federal Reserve (the “Fed”) surprised markets with a dovish stance at its March 2016 policy meeting. (Dovish commentary is commentary that is not strong or aggressive; opposite of hawkish.)

As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) for the purpose of taking modest short volatility positions, that is, positions that pay a modest return when market volatility remains relatively stable. The Fund used forward sales contracts and futures contracts to help manage duration.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to quasi-government securities decreased during the Reporting Period. A corresponding increase in allocation was concentrated in government securities and mortgage-backed securities. Additionally, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. At the start of the Reporting Period, the Fund maintained a shorter duration position than the BofA ML Two-Year U.S. Treasury Note Index. We maintained that position through the first half of the Reporting Period, though we shifted toward a more neutral stance relative to the BofA ML Two-Year U.S. Treasury Note Index by the end of September 2015. We held both modest long and short duration positions during the second half of the Reporting Period, shifting as perceptions about Fed policy changed and on seasonal effects. The Fund ended the Reporting Period with a more significant short duration position relative to the BofA ML Two-Year U.S. Treasury Note Index.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2016?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures, as well as agency mortgage-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, as indicated, the Fund maintained a shorter duration position than that of the BofA ML Two-Year U.S. Treasury Note Index at the end of the Reporting Period, as we expect firming core inflation and improving wage growth data, along with some stabilizing in commodity prices, to support a short position in U.S. interest rates.

FUND BASICS

Short Duration Government Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015– March 31, 2016	Fund Total Return (based on NAV)[1]	BofA ML Two-Year U.S. Treasury Note Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.44%	0.77%	1.21%	1.10%
Class C	-0.02	0.77	0.84	0.38
Institutional	0.78	0.77	1.56	1.45
Service	0.18	0.77	1.07	0.96
Class IR	0.59	0.77	1.48	1.36

July 31, 2015– March 31, 2016
Class R6	0.42%	0.65%	1.58%	1.47%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Two-Year U.S. Treasury Note Index is a one-security index comprised of the most recently issued 2-year U.S. Treasury note. The BofA ML Two-Year U.S. Treasury Note Index is rebalanced monthly. In order to qualify for inclusion, a 2-year note must be auctioned on or before the third business day before the last business day of the month. The BofA ML Two-Year U.S. Treasury Note Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.03%	0.15%	2.42%	3.41%	5/1/97
Class C	-0.67	0.06	2.02	2.74	8/15/97
Institutional	0.78	0.80	2.92	4.88	8/15/88
Service	0.18	0.28	2.41	3.51	4/10/96
Class IR	0.59	0.69	N/A	2.19	11/30/07
Class R6	N/A	N/A	N/A	0.42	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional Shares, Service Shares, Class IR Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.83%	0.93%
Class C	1.23	1.69
Institutional	0.49	0.59
Service	0.99	1.10
Class IR	0.58	0.68
Class R6	0.47	0.57

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary

March 31, 2016

The following graph shows the value, as of March 31, 2016, of a $1,000,000 investment made on April 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Short Duration Government Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2006 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	0.44%	0.46%	2.57%	3.49%
Including sales charges	-1.03%	0.15%	2.42%	3.41%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-0.02%	0.06%	2.02%	2.74%
Including contingent deferred sales charges	-0.67%	0.06%	2.02%	2.74%

Institutional (Commenced August 15, 1988)	0.78%	0.80%	2.92%	4.88%

Service (Commenced April 10, 1996)	0.18%	0.28%	2.41%	3.51%

Class IR (Commenced November 30, 2007)	0.59%	0.69%	N/A	2.19%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	0.42%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Short Duration Income Fund

Investment Objective

The Fund seeks total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Liquidity Management Team discusses the Goldman Sachs Short Duration Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 0.62%, 0.22%, 1.07%, 0.87% and 0.46%, respectively. These returns compare to the 1.67% average annual total return of the Goldman Sachs Short Duration Income Fund Composite Index (the “Short Duration Income Composite”) during the same period. The Short Duration Income Composite is comprised 50% of the Barclays U.S. 1-5 Year Corporate Bond Index and 50% of the Barclays U.S. 1-5 Year Government Bond Index, which generated average annual total returns of 1.75% and 1.58%, respectively, over the same time period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of 0.65%. This return compares to the 1.58% cumulative total return of the Short Duration Income Composite during the same period. The Barclays U.S. 1-5 Year Corporate Bond Index and the Barclays U.S. 1-5 Year Government Bond Index, comprising the Short Duration Income Composite in equal parts, generated cumulative total returns of 1.76% and 1.38%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy detracted from the Fund’s results during the Reporting Period as well. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Our duration and yield curve positioning strategy had a slightly positive effect on Fund performance. Duration is a measure of the fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our country strategy also added to relative results, with performance driven by relative value trades.

Bottom-up individual issue selection amongst the corporate, government, securitized and emerging markets debt sectors contributed positively to the Fund’s results.

The duration, country, currency and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning detracted from the Fund’s results during the Reporting Period, with an overweight to the corporate sector hurting most, as spreads, or yield differentials to U.S. Treasuries, widened. The corporate bond sector lagged U.S. Treasuries largely as a result of increased market volatility and spread widening in sympathy with other risk assets. In addition, exposure to emerging markets debt dampened the Fund’s relative results, particularly in September 2015 and January 2016. Driven by the commodities slump of 2015, China’s economic slowdown, U.S. dollar strength and concerns around Federal Reserve (“Fed”) policy tightening, emerging market debt assets weakened.

The Fund’s exposure to U.S. swap spreads added value. (Swap spreads are defined as the difference between the interest rate on a contract and the yield on a government bond of the same maturity. It is used to represent the credit

PORTFOLIO RESULTS

risk associated with the investment. Swap spreads are based on LIBOR rates, the creditworthiness of the swap’s parties, and other economic factors that could influence the terms of the investment’s interest rates.)

Individual issue selection of high yield corporate bonds and shorter-dated investment grade corporate bonds contributed positively to Fund results during the Reporting Period. In addition, effective selection within the government/swaps, emerging markets debt and mortgage-backed securities sectors contributed positively.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning boosted its results during the Reporting Period, with the majority of positive return attributable to positioning in the five-year and seven-year nodes, or points, of the U.S. Treasury yield curve and to positioning in the five-year and seven-year nodes of the European interest rate yield curve.

The U.S. Treasury yield curve flattened during the Reporting Period, meaning the yield differential between short-term and long-term U.S. Treasury yields narrowed. Both short-term and long-term yields rose during the Reporting Period, but long-term yields rose less. Intermediate-term U.S. Treasury yields actually declined modestly, with the 10-year U.S. Treasury yield declining approximately 15 basis points to end the Reporting Period at 1.77%. (A basis point is 1/100th of a percentage point.)

The Fed surprised markets with a dovish stance at its March 2016 policy meeting. (Dovish commentary is commentary that is not strong or aggressive; opposite of hawkish.)

As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund. The Fund used forward foreign currency transactions to hedge its exposure to foreign currency exposure and increase total return. The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view and to help manage volatility.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocations to mortgage-backed securities increased during the Reporting Period. A corresponding decrease in allocation was concentrated in government securities, emerging markets debt, municipal bonds and high yield corporate bonds. Additionally, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2016?

A	While the Fund is benchmarked to an equally-balanced composite of the Barclays U.S. 1-5 Year Corporate Bond Index and the Barclays U.S. 1-5 Year Government Bond Index, it held a portion of its assets in non-Treasury sectors not represented in the Short Duration Income Composite. Indeed, the Fund maintained exposure to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities, asset-backed securities, high yield corporate bonds and emerging market debt. The Fund also had exposure to government bonds and quasi-government securities at the end of the Reporting Period. Further, the Fund maintained a shorter U.S. duration position than that of the Short Duration Income Composite at the end of the Reporting Period, as we expect firming core inflation and improving wage growth data, along with some stabilizing in commodity prices, to support a short position in U.S. interest rates.

FUND BASICS

Short Duration Income Fund

as of March 31, 2016

PERFORMANCE REVIEW
April 1, 2015– March 31, 2016	Fund Total Return (based on NAV)[1]	Goldman Sachs Short Duration Income Fund Composite Index[2]	Barclays U.S. 1-5 Year Corporate Bond Index[3]	Barclays U.S. 1-5 Year Government Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	0.62%	1.67%	1.75%	1.58%	1.92%	1.64%
Class C	0.22	1.67	1.75	1.58	1.56	0.93
Institutional	1.07	1.67	1.75	1.58	2.28	1.99
Class IR	0.87	1.67	1.75	1.58	2.19	1.90
Class R	0.46	1.67	1.75	1.58	1.68	1.40

July 31, 2015– March 31, 2016
Class R6	0.65%	1.58%	1.76%	1.38%	2.18%	1.90%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs Short Duration Income Fund Composite Index is comprised of the Barclays U.S. 1-5 Year Corporate Bond Index (50%) and the Barclays U.S. 1-5 Year Government Bond Index (50%).

[3]	The Barclays U.S. 1-5 Year Corporate Bond Index, provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Barclays U.S. 1-5 Year Corporate Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Barclays U.S. 1-5 Year Government Bond Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. The Barclays U.S. 1-5 Year Government Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 3/31/16	One Year	Since Inception	Inception Date
Class A	-0.85%	1.05%	2/29/12
Class C	-0.43	1.02	2/29/12
Institutional	1.07	1.82	2/29/12
Class IR	0.87	1.70	2/29/12
Class R	0.46	1.21	2/29/12
Class R6	N/A	0.65	7/31/15

[6]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional Shares, Class IR Shares, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.79%	0.99%
Class C	1.18	1.74
Institutional	0.45	0.64
Class IR	0.55	0.74
Class R	1.01	1.22
Class R6	0.43	0.62

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[8]
Percentage of Net Assets

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial papers and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Performance Summary

March 31, 2016

The following graph shows the value, as of March 31, 2016, of a $1,000,000 investment made on February 29, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs Short Duration Income Fund Composite Index, which is comprised of the Barclays U.S. 1-5 Year Corporate Bond Index (50%), and the Barclays U.S. 1-5 Year Government Bond Index (50%), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Short Duration Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 29, 2012 through March 31, 2016.

Average Annual Total Return through March 31, 2016	One Year	Since Inception
Class A (Commenced February 29, 2012)
Excluding sales charges	0.62%	1.42%
Including sales charges	-0.85%	1.05%

Class C (Commenced February 29, 2012)
Excluding contingent deferred sales charges	0.22%	1.02%
Including contingent deferred sales charges	-0.43%	1.02%

Institutional (Commenced February 29, 2012)	1.07%	1.82%

Class IR (Commenced February 29, 2012)	0.87%	1.70%

Class R (Commenced February 29, 2012)	0.46%	1.21%

Class R6 (Commenced July 31, 2015)	N/A	0.65%*

*	Total return for periods of less than one year represents cumulative total return.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments

March 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 64.6%
Aerospace/Defense – 0.3%
General Dynamics Corp.
$1,525,000	1.000%		11/15/17	$1,526,017

Automotive(a) – 0.7%
Daimler Finance North America LLC
1,400,000	1.650		05/18/18	1,399,240
1,050,000	2.250		03/02/20	1,056,489
Harley-Davidson Financial Services, Inc.(b)
800,000	2.150		02/26/20	802,475

				3,258,204

Banks – 26.7%
Abbey National Treasury Services PLC
1,225,000	2.000		08/24/18	1,229,614
ABN AMRO Bank NV(a)
3,925,000	2.500		10/30/18	3,978,670
American Express Credit Corp.(b)
3,675,000	2.375		05/26/20	3,717,485
Bank of America Corp.
4,725,000	6.000		09/01/17	4,981,581
1,400,000	6.875		04/25/18	1,536,327
Bank of Montreal
25,000	1.800		07/31/18	25,120
Bank of Scotland PLC(a)
100,000	5.250		02/21/17	103,575
Barclays Bank PLC(c)
4,350,000	1.198		02/17/17	4,346,302
BNP Paribas SA
900,000	2.375		05/21/20	905,940
BPCE SA
1,726,000	2.500		12/10/18	1,755,834
Capital One Bank USA NA(b)
2,075,000	1.150		11/21/16	2,075,181
Citigroup, Inc.
200,000	6.125		05/15/18	216,886
875,000	2.150		07/30/18	879,190
150,000	2.500		09/26/18	151,962
3,400,000	2.050		12/07/18	3,407,182
Commonwealth Bank of Australia(a)(c)
2,875,000	0.992		03/13/17	2,873,108
Compass Bank(b)
1,250,000	1.850		09/29/17	1,243,814
Credit Agricole SA(a)(c)
2,975,000	1.462		10/03/16	2,981,054
Credit Suisse AG
3,900,000	1.125	(c)	05/26/17	3,889,158
1,475,000	1.750		01/29/18	1,472,655
Discover Bank(b)
1,600,000	2.600		11/13/18	1,605,493
Fifth Third Bank(b)(c)
3,725,000	1.128		11/18/16	3,730,599
HSBC USA, Inc.
3,075,000	1.500		11/13/17	3,073,109
ING Bank NV(a)
1,600,000	1.800		03/16/18	1,604,661
1,425,000	2.050		08/17/18	1,431,827
JPMorgan Chase & Co.
1,200,000	6.400		10/02/17	1,283,921

Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co. – (continued)
$3,925,000	1.251	%(c)	01/28/19	$3,907,706
1,775,000	1.850		03/22/19	1,782,208
Lloyds Bank PLC
2,725,000	1.750		03/16/18	2,720,382
1,100,000	2.000		08/17/18	1,101,559
Macquarie Bank Ltd.(a)(c)
2,600,000	1.084		06/15/16	2,601,277
Mizuho Corporate Bank Ltd.(a)
1,475,000	2.550		03/17/17	1,490,311
1,150,000	1.550		10/17/17	1,147,556
Morgan Stanley & Co.
1,525,000	4.750		03/22/17	1,575,225
4,525,000	1.469	(c)	01/24/19	4,492,366
MUFG Americas Holdings Corp.(b)
550,000	1.625		02/09/18	546,869
MUFG Union Bank NA(b)
2,250,000	2.625		09/26/18	2,282,403
Nordea Bank AB(a)
1,900,000	1.875		09/17/18	1,907,021
PNC Bank NA(b)
3,050,000	1.150		11/01/16	3,053,916
Santander Bank NA(b)
950,000	2.000		01/12/18	941,954
Santander Holdings USA, Inc.(b)
250,000	2.650		04/17/20	245,688
Sparebank 1 Boligkreditt AS(a)
13,400,000	2.625		05/26/16	13,422,312
Synchrony Financial(b)
1,200,000	2.600		01/15/19	1,202,596
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
900,000	1.045	(c)	03/10/17	898,462
1,500,000	1.450		09/08/17	1,494,030
1,625,000	1.700		03/05/18	1,616,227
The Toronto-Dominion Bank(a)
14,800,000	1.500		03/13/17	14,860,202
Westpac Banking Corp.
5,025,000	2.300		05/26/20	5,088,732

				122,879,250

Chemicals – 1.1%
Ecolab, Inc.
2,025,000	1.550		01/12/18	2,025,398
Praxair, Inc.
3,125,000	1.050		11/07/17	3,116,682

				5,142,080

Construction Machinery – 0.5%
Caterpillar Financial Services Corp.
1,350,000	0.772	(c)	03/03/17	1,349,730
735,000	2.450		09/06/18	755,006

				2,104,736

Diversified Financial Services – 0.6%
Visa, Inc.
2,725,000	1.200		12/14/17	2,739,312

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Diversified Manufacturing – 0.6%
Amphenol Corp.
$925,000	1.550%		09/15/17	$923,827
1,000,000	2.550	(b)	01/30/19	1,008,858
Danaher Corp.
850,000	1.650		09/15/18	860,914

				2,793,599

Electric – 2.2%
American Electric Power Co., Inc.(b)
518,000	1.650		12/15/17	515,674
Commonwealth Edison Co.(b)
525,000	2.150		01/15/19	531,001
Dominion Resources, Inc.
1,150,000	1.900		06/15/18	1,147,805
Duke Energy Progress, Inc.(c)
2,300,000	0.836		03/06/17	2,294,255
Electricite de France(a)(c)
3,125,000	1.084		01/20/17	3,117,494
Exelon Corp.
1,075,000	1.550		06/09/17	1,073,249
NextEra Energy Capital Holdings, Inc.
375,000	2.300		04/01/19	376,999
Virginia Electric and Power Co.(b)
900,000	1.200		01/15/18	896,220

				9,952,697

Energy – 1.1%
Anadarko Petroleum Corp.
1,425,000	6.375		09/15/17	1,489,125
Halliburton Co.
1,925,000	1.000		08/01/16	1,924,748
625,000	2.700	(b)	11/15/20	632,827
Statoil ASA(c)
1,200,000	0.908		05/15/18	1,184,808

				5,231,508

Food and Beverage – 6.6%
Anheuser-Busch InBev Finance, Inc.
7,325,000	1.900		02/01/19	7,425,180
Cargill, Inc.(a)
1,700,000	1.900		03/01/17	1,713,933
ConAgra Foods, Inc.
1,425,000	1.900		01/25/18	1,429,088
Diageo Capital PLC
2,600,000	5.750		10/23/17	2,780,786
Kraft Heinz Foods Co.(a)
1,925,000	2.000		07/02/18	1,938,187
McDonald’s Corp.
625,000	2.100		12/07/18	636,173
Pernod-Ricard SA(a)
1,600,000	2.950		01/15/17	1,615,829
SABMiller Holdings, Inc.(a)
1,625,000	2.450		01/15/17	1,639,901
Starbucks Corp.
3,725,000	0.875		12/05/16	3,728,368
Suntory Holdings Ltd.(a)
2,850,000	1.650		09/29/17	2,854,021

Corporate Obligations – (continued)
Food and Beverage – (continued)
Sysco Corp.(b)
625,000	2.600		10/01/20	636,083
The J.M. Smucker Co.
2,025,000	1.750		03/15/18	2,029,328
WM Wrigley Jr Co.(a)
1,900,000	2.000		10/20/17	1,907,843

				30,334,720

Health Care – Medical Products – 1.0%
Becton Dickinson & Co.
1,250,000	1.800		12/15/17	1,255,475
Stryker Corp.
1,550,000	2.000		03/08/19	1,567,012
Thermo Fisher Scientific, Inc.
1,675,000	1.300		02/01/17	1,673,901

				4,496,388

Health Care Services – 0.9%
UnitedHealth Group, Inc.
2,725,000	1.400		10/15/17	2,733,766
1,400,000	1.900		07/16/18	1,417,677

				4,151,443

Life Insurance(a) – 1.1%
Metropolitan Life Global Funding I(c)
3,875,000	0.997		04/10/17	3,877,248
Reliance Standard Life Global Funding II
1,375,000	2.500		04/24/19	1,386,133

				5,263,381

Media – Cable – 0.4%
Time Warner Cable, Inc.
1,725,000	5.850		05/01/17	1,796,009

Media – Non Cable – 1.0%
NBCUniversal Enterprise, Inc.(a)(c)
3,500,000	1.159		04/15/16	3,500,609
Thomson Reuters Corp.
850,000	0.875		05/23/16	849,802

				4,350,411

Metals & Mining – 1.1%
BHP Billiton Finance USA Ltd.(c)
2,050,000	0.879		09/30/16	2,043,708
Glencore Finance Canada Ltd.(a)
1,475,000	2.700		10/25/17	1,445,500
Rio Tinto Finance USA PLC(b)
1,750,000	2.000		03/22/17	1,747,672

				5,236,880

Noncaptive – Financial(a) – 0.3%
GE Capital International Funding Co.
1,146,000	0.964		04/15/16	1,146,063

Pharmaceuticals – 5.4%
AbbVie, Inc.
1,750,000	1.750		11/06/17	1,757,192
5,150,000	1.800		05/14/18	5,167,238

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Actavis Funding SCS
$7,450,000	2.350%	03/12/18	$7,536,840
Bayer US Finance LLC(a)(c)
3,350,000	0.892	10/06/17	3,344,482
Eli Lilly & Co.
450,000	1.250	03/01/18	450,098
EMD Finance LLC(a)
3,125,000	1.700	03/19/18	3,113,591
Forest Laboratories, Inc.(a)(b)
1,825,000	4.375	02/01/19	1,936,369
Gilead Sciences, Inc.
1,400,000	1.850	09/04/18	1,418,709

			24,724,519

Pipelines – 0.9%
Columbia Pipeline Group, Inc.(a)
825,000	2.450	06/01/18	814,275
Enterprise Products Operating LLC
1,625,000	1.650	05/07/18	1,602,195
TransCanada PipeLines Ltd.
1,550,000	1.875	01/12/18	1,537,525

			3,953,995

Property/Casualty Insurance – 0.7%
Berkshire Hathaway Finance Corp.
1,475,000	1.450	03/07/18	1,488,007
1,025,000	1.700	03/15/19	1,042,366
Chubb INA Holdings, Inc.(b)
875,000	2.300	11/03/20	887,884

			3,418,257

Real Estate Investment Trust – 2.9%
ERP Operating LP
760,000	5.750	06/15/17	799,956
HCP, Inc.
2,550,000	6.000	01/30/17	2,634,150
Select Income REIT(b)
450,000	2.850	02/01/18	450,849
Senior Housing Properties Trust(b)
1,625,000	3.250	05/01/19	1,617,156
Ventas Realty LP
1,714,000	1.550	09/26/16	1,715,858
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
3,425,000	1.750	09/15/17	3,411,975
Welltower, Inc.
2,575,000	4.700	09/15/17	2,676,554

			13,306,498

Retailers(b) – 0.4%
The Home Depot, Inc.
1,725,000	2.000	06/15/19	1,766,325

Retailers – Food & Drug – 1.2%
CVS Health Corp.
3,775,000	1.900	07/20/18	3,825,475
The Kroger Co.
450,000	2.000	01/15/19	454,940

Corporate Obligations – (continued)
Retailers – Food & Drug – (continued)
Walgreens Boots Alliance, Inc.
1,175,000	1.750	11/17/17	1,177,091

			5,457,506

Technology – 1.8%
Apple, Inc.
1,750,000	1.700	02/22/19	1,774,007
Cisco Systems, Inc.
1,150,000	1.600	02/28/19	1,163,250
Fidelity National Information Services, Inc.
1,400,000	2.850	10/15/18	1,419,280
Fiserv, Inc.(b)
1,025,000	2.700	06/01/20	1,038,605
Harris Corp.
925,000	1.999	04/27/18	920,907
QUALCOMM, Inc.
2,000,000	1.400	05/18/18	2,008,451

			8,324,500

Tobacco – 1.1%
BAT International Finance PLC(a)
1,575,000	1.850	06/15/18	1,587,873
Philip Morris International, Inc.
575,000	1.375	02/25/19	575,477
Reynolds American, Inc.
2,900,000	2.300	06/12/18	2,951,930

			5,115,280

Transportation(a) – 0.6%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,300,000	3.750	05/11/17	1,320,069
1,625,000	2.875	07/17/18	1,636,788

			2,956,857

Wirelines Telecommunications – 3.4%
At&T, Inc.
2,450,000	2.400	03/15/17	2,478,594
BellSouth LLC(a)(d)
2,200,000	4.821	04/26/16	2,205,500
Verizon Communications, Inc.
1,950,000	3.650	09/14/18	2,051,145
7,650,000	6.350	04/01/19	8,646,385

			15,381,624

TOTAL CORPORATE OBLIGATIONS
(Cost $296,297,454)			$296,808,059

Asset-Backed Securities – 15.0%
Autos – 2.4%
Ally Auto Receivables Trust Series 2015-SN1, Class A3
$1,100,000	1.210%	03/20/17	$1,100,382
Ally Master Owner Trust Series 2012-5, Class A
4,600,000	1.540	09/15/19	4,600,635
Ally Master Owner Trust Series 2015-2, Class A2
4,000,000	1.830	01/15/21	4,011,200

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Autos – (continued)
GM Financial Automobile Leasing Trust Series 2015-1, Class A3
$1,200,000	1.530%	09/20/18	$1,199,760

			10,911,977

Credit Card – 5.5%
Bank of America Credit Card Trust Series 2014-A1, Class A(c)
7,000,000	0.816	06/15/21	6,993,566
Barclays Dryrock Issuance Trust Series 2015-1, Class A
3,450,000	2.200	12/15/22	3,485,679
Capital One Multi-Asset Execution Trust Series 2015-A1, Class A1
5,200,000	1.390	01/15/21	5,220,175
Chase Issuance Trust Series 2015-A2, Class A2
4,250,000	1.590	02/18/20	4,281,740
Citibank Credit Card Issuance Trust Series 2014-A2, Class A2
5,400,000	1.020	02/22/19	5,401,953

			25,383,113

Home Equity(c) – 0.0%
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
24,956	6.745	06/25/28	26,291
Centex Home Equity Series 2004-D, Class MV3
87,558	1.436	09/25/34	75,066
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
35,469	2.686	05/25/34	29,139

			130,496

Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
20,075	4.350	04/15/40	20,338

Student Loan(c) – 7.1%
Access Group, Inc. Series 2006-1, Class A2
320,869	0.739	08/25/23	318,463
Brazos Higher Education Authority, Inc. Series 2005-1, Class 1A3
455,045	0.740	09/26/22	453,174
Brazos Higher Education Authority, Inc. Series 2006-1, Class A3
3,599,621	0.740	12/26/24	3,579,452
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(a)
2,988,766	1.233	06/25/26	2,945,675
Educational Services of America, Inc. Series 2010-1, Class A1(a)
2,147,213	1.469	07/25/23	2,115,494
Educational Services of America, Inc. Series 2014-1, Class A(a)
2,649,878	1.133	02/25/39	2,595,979
Goal Capital Funding Trust Series 2006-1, Class A3
129,717	0.749	11/25/26	129,304
Goal Capital Funding Trust Series 2007-1, Class A3
799,957	0.720	09/25/28	787,767
Higher Education Funding I Series 2005-1, Class A4
650,000	0.769	02/25/30	640,996
Nelnet Student Loan Trust Series 2005-4, Class A3
894,317	0.754	06/22/26	880,318
Nelnet Student Loan Trust Series 2006-2, Class A5
4,070,430	0.719	01/25/30	3,968,069

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
Northstar Education Finance, Inc. Series 2012-1, Class A(a)
2,448,529	1.133	12/26/31	2,353,722
Scholar Funding Trust Series 2012-B, Class A1(a)
1,098,252	0.833	10/28/25	1,095,832
SLM Student Loan Trust Series 2003-12, Class A5(a)
1,216,557	0.914	09/15/22	1,209,627
SLM Student Loan Trust Series 2003-14, Class A5
455,252	0.849	01/25/23	448,388
SLM Student Loan Trust Series 2004-1, Class A3
1,872,800	0.829	04/25/23	1,848,853
SLM Student Loan Trust Series 2006-2, Class A5
4,011,917	0.729	07/25/25	3,956,827
SLM Student Loan Trust Series 2006-4, Class A5
1,451,478	0.719	10/27/25	1,445,143
SLM Student Loan Trust Series 2006-9, Class A4
114,745	0.689	10/25/22	114,463
SLM Student Loan Trust Series 2013-3, Class A2
477,325	0.733	05/26/20	474,639
SLM Student Loan Trust Series 2014-1, Class A2
800,000	0.813	07/26/21	792,089
Wachovia Student Loan Trust Series 2005-1, Class A5
326,424	0.749	01/26/26	319,715

			32,473,989

TOTAL ASSET-BACKED SECURITIES
(Cost $69,125,934)			$68,919,913

U.S. Treasury Obligations – 12.6%
United States Treasury Inflation Protected Securities
$2,138,212	0.125%	04/15/17	$2,162,929
26,133,675	0.125 (e)	04/15/18	26,607,217
5,965,077	0.125	04/15/19	6,096,488
12,038,397	0.125	04/15/20	12,297,945
United States Treasury Note
10,800,000	0.750	02/15/19	10,767,924

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $57,157,213)			$57,932,503

Shares	Rate	Value
Investment Company(c)(f) – 3.0%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
13,611,674	0.250%	$13,611,674
(Cost $13,611,674)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $436,192,275)		$437,272,149

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 3.0%
Commercial Paper – 3.0%
AutoZone, Inc.(g)
$2,300,000	0.000%	04/08/16	$2,299,692
Duke Energy Corp.(g)
4,600,000	0.000	05/09/16	4,595,630
Electricite De France SA
3,100,000	1.557	01/09/17	3,063,202
Southern Co.(g)
2,300,000	0.000	04/01/16	2,300,000
1,800,000	0.000	04/21/16	1,799,190

TOTAL SHORT-TERM INVESTMENTS
(Cost $14,057,714)			$14,057,714

TOTAL INVESTMENTS – 98.2%
(Cost $450,249,989)			$451,329,863

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%			8,107,326

NET ASSETS – 100.0%			$459,437,189

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $113,498,509, which represents approximately 24.7% of net assets as of March 31, 2016.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2016.
(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(f)	Represents an Affiliated Fund.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
LLC	—Limited Liability Company
LP	—Limited Partnership
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	236	June 2016	$58,592,900	$29,044
Eurodollars	(26)	September 2016	(6,450,600)	1,890
Eurodollars	29	December 2016	7,190,188	11,533
Eurodollars	(26)	March 2017	(6,443,450)	(9,810)
Eurodollars	(26)	June 2017	(6,440,200)	(15,660)
Eurodollars	(75)	September 2017	(18,568,125)	(90,173)
Eurodollars	(75)	December 2017	(18,555,938)	(103,298)
Eurodollars	(75)	March 2018	(18,545,625)	(115,486)
Eurodollars	(75)	June 2018	(18,532,500)	(123,923)
2 Year U.S. Treasury Notes	(623)	June 2016	(136,281,250)	52,371
5 Year U.S. Treasury Notes	(367)	June 2016	(44,467,211)	(209,058)
TOTAL				$(572,570)

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 52.2%
Collateralized Mortgage Obligations – 3.3%
Adjustable Rate Non-Agency(a) – 0.1%
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
$377,827	1.247%	11/25/29	$368,032

Interest Only(b) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)
31,344	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)
35,277	0.000	08/25/33	—
FNMA STRIPS Series 151, Class 2
1,973	9.500	07/25/22	196
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
20,015	0.123	08/25/33	121
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
4,244	0.320	07/25/33	48

			365

Inverse Floaters(a) – 0.0%
GNMA REMIC Series 2002-13, Class SB
52,542	35.507	02/16/32	92,739

Principal Only(c) – 0.0%
FNMA REMIC Series G-35, Class N
3,882	0.000	10/25/21	3,839

Regular Floater(a) – 0.1%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(d)
60,667	0.983	02/25/48	60,610
FHLMC REMIC Series 1760, Class ZB
111,830	1.180	05/15/24	112,463

			173,073

Sequential Fixed Rate – 3.0%
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
600,000	2.373	05/25/22	617,418
FHLMC REMIC Series 2329, Class ZA
692,973	6.500	06/15/31	783,172
FHLMC REMIC Series 4273, Class PD
1,215,289	6.500	11/15/43	1,412,412
FNMA REMIC Series 2011-52, Class GB
1,212,292	5.000	06/25/41	1,344,399
FNMA REMIC Series 2011-99, Class DB
1,170,676	5.000	10/25/41	1,294,339
FNMA REMIC Series 2012-111, Class B
170,464	7.000	10/25/42	197,125
FNMA REMIC Series 2012-153, Class B
693,380	7.000	07/25/42	818,064
GNMA REMIC Series 2002-42, Class KZ
1,802,568	6.000	06/16/32	2,036,584
NCUA Guaranteed Notes Series A4
3,400,000	3.000	06/12/19	3,595,099

			12,098,612

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(a) – 0.1%
NCUA Guaranteed Notes Series 2010-R1, Class 1A
$533,739	0.888%	10/07/20	$532,405

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$13,269,065

Commercial Mortgage-Backed Securities – 4.9%
Sequential Fixed Rate – 0.6%
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A
$2,208,289	5.166%	12/12/49	$2,240,229

Sequential Floating Rate(a) – 4.3%
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4
1,626,429	5.889	07/10/44	1,628,040
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
5,191,054	6.051	12/10/49	5,418,788
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
4,071,200	5.526	01/15/49	4,171,530
LB Commercial Mortgage Trust Series 2007-C3, Class A1A
3,119,953	5.852	07/15/44	3,224,642
Morgan Stanley Capital I Trust Series 2007-T25, Class A1A
2,638,052	5.509	11/12/49	2,686,341

			17,129,341

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$19,369,570

Federal Agencies – 44.0%
Adjustable Rate FHLMC(a) – 0.3%
$142,180	2.555%	11/01/32	$149,611
864,594	2.498	09/01/33	911,435

			1,061,046

Adjustable Rate FNMA(a) – 0.9%
21,680	2.545	11/01/32	22,682
230,277	2.374	12/01/32	239,425
963,552	1.912	05/01/33	991,740
27,564	2.583	06/01/33	29,071
835,105	2.512	10/01/33	874,892
888,877	2.611	02/01/35	937,427
669,808	2.238	09/01/35	698,807

			3,794,044

Adjustable Rate GNMA(a) – 0.8%
56,458	1.750	06/20/23	57,501
26,770	1.875	07/20/23	27,260
26,236	1.875	08/20/23	26,721
70,480	1.875	09/20/23	71,794
22,272	1.750	03/20/24	22,711
192,240	1.750	04/20/24	196,122
21,320	1.750	05/20/24	21,755
157,133	1.750	06/20/24	160,359
34,968	2.000	06/20/24	35,678
52,589	1.875	07/20/24	53,659
56,327	2.000	07/20/24	57,503
95,965	1.875	08/20/24	97,932
50,675	2.000	08/20/24	51,740

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)
$47,171	1.875%	09/20/24	$48,146
60,286	2.000	11/20/24	61,566
23,957	2.000	12/20/24	24,469
37,925	2.500	12/20/24	39,206
40,560	2.000	01/20/25	41,423
22,271	2.000	02/20/25	22,750
79,125	2.000	05/20/25	80,980
63,118	2.000	07/20/25	64,556
29,409	1.750	02/20/26	30,095
1,517	1.875	07/20/26	1,553
39,870	1.750	01/20/27	40,860
34,663	2.000	01/20/27	35,525
28,798	1.750	02/20/27	29,517
221,595	1.750	04/20/27	227,264
23,761	1.750	05/20/27	24,372
27,969	1.750	06/20/27	28,718
10,436	2.000	11/20/27	10,711
34,301	2.000	12/20/27	35,211
72,201	1.750	01/20/28	74,106
26,125	1.750	02/20/28	26,818
30,696	1.750	03/20/28	31,545
121,490	1.875	07/20/29	124,954
69,523	1.875	08/20/29	71,594
15,999	1.875	09/20/29	16,459
66,819	2.000	10/20/29	68,735
85,659	2.000	11/20/29	88,161
17,882	2.000	12/20/29	18,388
25,128	1.750	01/20/30	25,861
12,072	1.750	02/20/30	12,427
67,917	1.750	03/20/30	69,909
75,879	1.750	04/20/30	78,143
114,826	1.750	05/20/30	118,145
87,185	2.000	05/20/30	89,835
18,912	1.750	06/20/30	19,504
170,811	2.000	07/20/30	175,991
30,279	2.000	09/20/30	31,165
58,806	2.000	10/20/30	60,592
112,665	1.750	03/20/32	116,238

			3,046,227

FHLMC – 3.2%
4,376	7.000	09/01/17	4,485
2,222	7.000	10/01/17	2,280
14,474	5.500	05/01/18	15,007
154,386	5.500	06/01/18	160,289
6,978	4.500	09/01/18	7,198
1,025	10.000	10/01/18	1,027
58,647	5.000	06/01/19	61,420
3,072	10.000	07/01/20	3,084
35,269	6.500	07/01/21	40,150
2,729	6.500	08/01/22	3,106
38,694	9.000	10/01/22	44,179
144,967	4.500	10/01/23	157,373
749,517	5.000	08/01/24	807,756
161,675	6.500	07/01/28	180,047
669,658	4.500	03/01/29	727,510
4,439	8.000	07/01/30	5,474

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
10,241	7.500	12/01/30	10,478
46,099	7.000	04/01/31	53,945
25,094	5.000	08/01/33	27,695
5,118	5.000	09/01/33	5,648
12,192	5.000	10/01/33	13,455
16,609	5.500	09/01/34	18,717
402,640	6.000	10/01/34	464,133
6,344	5.000	11/01/34	6,999
365,230	5.000	12/01/34	402,905
1,281	5.500	03/01/35	1,432
19,626	5.000	07/01/35	21,651
2,640	5.500	07/01/35	2,962
3,630	5.000	11/01/35	4,006
7,540	5.500	11/01/35	8,525
37,426	5.000	12/01/35	41,731
105,025	5.500	01/01/36	118,748
274	5.500	02/01/36	309
2,545	6.000	06/01/36	2,905
67,697	5.000	02/01/37	74,364
5,657	5.000	03/01/38	6,214
136,486	5.500	03/01/38	153,296
54,404	5.500	04/01/38	61,105
9,713	5.500	11/01/38	11,045
13,875	5.500	12/01/38	15,515
595,041	7.000	02/01/39	702,549
4,192	5.500	03/01/39	4,724
260,561	5.000	07/01/39	287,523
6,548	5.500	10/01/39	7,346
12,910	5.500	03/01/40	14,576
29,624	5.500	06/01/40	33,235
13,831	5.000	08/01/40	15,258
1,086,734	5.500	08/01/40	1,210,968
4,187	4.500	11/01/40	4,559
11,188	5.000	04/01/41	12,381
12,682	5.000	06/01/41	13,979
522,631	5.000	07/01/41	576,666
25,326	3.000	05/01/42	26,015
302,990	3.500	06/01/42	320,506
24,426	3.000	08/01/42	25,090
27,346	3.000	01/01/43	28,078
94,592	3.000	02/01/43	97,198
5,423,966	3.500	04/01/43	5,697,707

			12,826,526

FNMA – 22.5%
5,947	8.000	11/01/16	5,973
18,498	5.000	08/01/17	19,082
2,154,942	2.800	03/01/18	2,191,137
1,857,336	3.740	05/01/18	1,942,093
1,690,000	3.840	05/01/18	1,772,104
9,785	4.500	08/01/18	10,099
100,790	5.000	09/01/18	104,343
552,136	5.000	10/01/18	572,490
4,400,000	4.506	06/01/19	4,618,182
31,476	6.500	08/01/19	35,999
812,987	3.416	10/01/20	875,278
10,126	9.500	10/01/20	10,198

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$593,034	3.615%	12/01/20		$641,137
2,183,803	4.380	06/01/21		2,430,585
261,196	5.500	02/01/23		292,718
439,755	5.500	08/01/23		492,826
822,264	5.000	02/01/25		909,028
113,504	6.000	11/01/28		130,417
9,112	6.500	11/01/28		10,232
25,677	5.000	02/01/30		28,380
70,072	7.000	07/01/31		79,884
1,375	5.500	03/01/33		1,549
4,066	6.000	03/01/33		4,688
4,365,460	5.500	04/01/33		4,956,048
2,113	6.000	05/01/33		2,466
5,762	5.000	07/01/33		6,428
921,667	5.500	07/01/33		1,021,723
33,093	5.000	08/01/33		36,655
6,332	5.500	09/01/33		7,149
29,586	5.500	12/01/33		33,447
1,860	6.000	12/01/33		2,154
7,944	5.500	02/01/34		8,979
2,581	5.500	03/01/34		2,920
1,480	5.500	04/01/34		1,686
8,775	5.500	05/01/34		9,934
92	5.500	06/01/34		104
10,286	5.500	08/01/34		11,707
6,063	5.500	09/01/34		6,843
4,923	5.500	10/01/34		5,568
3,485	5.500	11/01/34		3,948
56,311	5.500	12/01/34		63,742
8,933	5.500	04/01/35		10,123
250,610	6.000	04/01/35		288,927
8,377	5.000	05/01/35		9,384
5,897	5.500	05/01/35		6,646
12,378	5.000	07/01/35		13,753
10,657	5.500	07/01/35		12,075
5,453	5.000	08/01/35		6,086
1,045	5.500	08/01/35		1,193
187	6.000	08/01/35		215
9,720	5.500	09/01/35		11,055
101,542	6.000	10/01/35		117,141
53,250	6.000	11/01/35		61,261
4,839	5.500	12/01/35		5,524
179	5.500	02/01/36		203
52,562	6.000	03/01/36		60,568
84,168	6.000	04/01/36		96,760
3,429	4.500	07/01/36		3,756
657	5.500	02/01/37		743
20,284	5.500	04/01/37		23,019
438	5.500	05/01/37		495
537	5.500	06/01/37		607
1,170,851	5.500	08/01/37		1,315,740
276,146	6.000	10/01/37		317,938
298,866	7.500	11/01/37		357,954
312	5.500	12/01/37		352
15,693	5.500	02/01/38		17,640
7,114	5.500	03/01/38		8,040
11,468	6.000	03/01/38		13,206

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
26,409	5.500	04/01/38		29,962
8,368	5.500	05/01/38		9,482
1,824	5.500	06/01/38		2,060
2,093	5.500	07/01/38		2,364
1,727	5.500	08/01/38		1,951
2,162	5.500	09/01/38		2,441
462	5.500	12/01/38		521
6,759	5.500	02/01/39		7,661
410,828	7.000	03/01/39		487,301
4,934	4.500	04/01/39		5,369
14,834	4.500	05/01/39		16,380
8,575	5.500	06/01/39		9,693
8,583	4.000	08/01/39		9,172
43,971	4.500	08/01/39		48,602
93,382	5.000	09/01/39		103,280
7,716	5.500	11/01/39		8,713
648,110	4.500	12/01/39		716,364
584,191	5.000	07/01/40		650,734
483,038	5.000	03/01/41		535,232
146,633	5.000	04/01/41		162,478
561,506	4.500	05/01/41		612,453
31,102	5.000	06/01/41		34,463
188,416	5.000	07/01/41		208,775
243,351	4.500	08/01/41		265,899
203,364	5.000	10/01/41		225,339
433,318	5.000	04/01/42		480,140
189,657	4.500	08/01/42		209,097
24,312	3.000	11/01/42		25,115
256,156	3.000	12/01/42		264,649
702,848	3.000	01/01/43		726,319
137,314	3.000	02/01/43		141,868
799,465	3.000	03/01/43		825,979
1,291,353	3.000	04/01/43		1,334,180
137,728	3.500	04/01/43		144,495
888,588	3.000	05/01/43		918,055
153,842	3.000	06/01/43		158,944
1,371,191	3.000	07/01/43		1,416,666
2,374,818	3.500	07/01/43		2,491,492
384,337	3.500	08/01/43		403,219
32,482	3.500	02/01/45		34,082
28,370	3.500	07/01/45		29,767
60,632	3.500	09/01/45		63,619
552,906	3.500	10/01/45		580,146
430,759	3.500	11/01/45		451,978
5,937,606	3.500	12/01/45		6,230,114
12,000,000	3.000	TBA-30yr	(e)	12,310,313
15,000,000	3.500	TBA-30yr	(e)	15,728,907
14,000,000	4.000	TBA-30yr	(e)	14,961,407

				90,207,567

GNMA – 16.3%
4	9.000	08/15/16		4
488,560	3.950	07/15/25		543,622
88,737	7.000	12/15/27		98,999
15,160	6.500	08/15/28		17,354
129,163	6.000	01/15/29		145,763
188,268	7.000	10/15/29		224,866

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$92,252	5.500%	11/15/32		$105,383
1,140,778	5.500	12/15/32		1,307,629
51,601	5.500	01/15/33		59,176
83,613	5.500	02/15/33		95,888
101,578	5.500	03/15/33		116,491
82,877	5.500	07/15/33		93,986
47,108	5.500	08/15/33		54,024
36,269	5.500	09/15/33		41,594
47,974	5.500	04/15/34		54,911
50,020	5.500	05/15/34		57,252
555,912	5.500	06/15/34		636,286
433,760	5.500	09/15/34		496,472
367,316	5.500	12/15/34		420,423
356,054	5.500	01/15/35		404,502
257,189	5.000	03/15/38		285,337
1,657	5.000	11/15/38		1,831
914,267	4.000	08/20/43		979,194
9,423,199	4.000	10/20/43		10,080,614
5,751,239	4.000	06/20/45		6,155,623
5,771,514	4.000	07/20/45		6,177,774
5,947,517	4.000	10/20/45		6,367,560
4,318,288	4.000	11/20/45		4,620,744
4,961,747	4.000	01/20/46		5,309,272
1,993,821	4.000	02/20/46		2,139,152
17,000,000	4.000	TBA-30yr	(e)	18,178,047

				65,269,773

TOTAL FEDERAL AGENCIES				$176,205,183

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $206,148,686)				$208,843,818

Agency Debentures – 7.7%
FFCB
$1,500,000	1.460%	11/19/19		$1,500,031
FHLB
1,500,000	1.530	11/21/19		1,500,032
2,200,000	1.875	03/13/20		2,258,975
3,700,000	2.125	06/09/23		3,759,973
2,100,000	3.375	09/08/23		2,315,580
300,000	3.375	12/08/23		331,513
FNMA
2,600,000	6.250	05/15/29		3,712,489
4,000,000	6.625	11/15/30		5,958,347
New Valley Generation III
2,104,748	4.929	01/15/21		2,325,052
Small Business Administration
6,898	7.500	04/01/17		7,035
18,467	6.300	05/01/18		19,409
13,637	6.300	06/01/18		14,356
Tennessee Valley Authority
6,500,000	3.875	02/15/21		7,234,522

TOTAL AGENCY DEBENTURES
(Cost $29,625,800)				$30,937,314

Asset-Backed Securities – 5.1%
Auto Floor Plan ABS(d) – 0.5%
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1
$2,000,000	1.650%	05/15/20		$1,995,799

Automobiles(d) – 0.5%
Avis Budget Rental Car Funding AESOP LLC Series 2015-2A, Class A
2,150,000	2.630	12/20/21		2,137,031

Student Loan – 4.1%
Access Group, Inc. Series 2005-2, Class A3(a)
1,401,287	0.798	11/22/24		1,385,660
Access Group, Inc. Series 2006-1, Class A2(a)
260,164	0.739	08/25/23		258,214
Alaska State Student Loan Corp. Series 2013, Class A(a)
3,510,430	0.933	08/25/31		3,349,614
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(a)(d)
1,916,438	1.233	10/25/56		1,833,609
Goal Capital Funding Trust Series 2006-1, Class A3(a)
106,826	0.749	11/25/26		106,485
Higher Education Funding I Series 2005-1, Class A4(a)
550,000	0.769	02/25/30		542,381
Nelnet Student Loan Trust Series 2005-4, Class A3(a)
740,124	0.754	06/22/26		728,539
Nelnet Student Loan Trust Series 2013-5A, Class A(a)(d)
439,798	1.063	01/25/37		422,610
Scholar Funding Trust Series 2013-A, Class A(a)(d)
2,814,392	1.083	01/30/45		2,699,893
SLM Student Loan Trust Series 2003-14, Class A5(a)
376,078	0.849	01/25/23		370,408
SLM Student Loan Trust Series 2006-9, Class A4(a)
94,496	0.689	10/25/22		94,263
SLM Student Loan Trust Series 2008-5, Class A4(a)
2,600,000	2.319	07/25/23		2,601,532
SPS Servicer Advance Receivables Trust Series 2015-T2, Class AT2(d)
1,800,000	2.620	01/15/47		1,800,394
Wachovia Student Loan Trust Series 2005-1, Class A5(a)
293,782	0.749	01/26/26		287,743

				16,481,345

TOTAL ASSET-BACKED SECURITIES
(Cost $21,088,769)				$20,614,175

Municipal Debt Obligation – 0.6%
New Jersey – 0.6%
New Jersey Economic Development Authority Series A (MBIA)
$2,000,000	7.425%	02/15/29		$2,422,600
(Cost $2,000,000)

Government Guarantee Obligations(f) – 2.0%
Hashemite Kingdom of Jordan Government AID Bond
$4,600,000	2.503%	10/30/20		$4,798,434
Israel Government AID Bond
1,400,000	5.500	09/18/23		1,744,732

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value
Government Guarantee Obligations(f) – (continued)
Israel Government AID Bond – (continued)
$500,000	5.500%		12/04/23	$625,611
700,000	5.500		04/26/24	877,571

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $7,781,258)				$8,046,348

U.S. Treasury Obligations – 36.2%
United States Treasury Bonds
$650,000	2.750%		11/15/42	$670,313
10,810,000	3.625	(g)	08/15/43	13,136,421
7,000,000	3.750	(g)	11/15/43	8,699,460
5,500,000	3.625		02/15/44	6,675,515
3,200,000	3.000		11/15/44	3,454,144
1,600,000	3.000		05/15/45	1,726,528
2,500,000	2.875		08/15/45	2,630,825
200,000	3.000		11/15/45	216,014
United States Treasury Inflation Protected Securities
1,251,636	0.125		04/15/17	1,266,105
12,913,110	0.125		04/15/18	13,147,096
9,908,094	0.125		04/15/19	10,126,369
1,011,630	0.125		04/15/20	1,033,441
2,824,354	1.250		07/15/20	3,038,835
2,302,718	0.125		01/15/22	2,339,769
513,175	0.125		01/15/23	517,983
2,030,620	0.625		01/15/24	2,116,596
1,324,104	2.500		01/15/29	1,666,305
383,625	2.125		02/15/40	491,339
United States Treasury Notes
2,300,000	0.750		01/31/18	2,300,644
16,060,000	1.750		09/30/19	16,478,523
6,400,000	1.625		12/31/19	6,536,128
1,700,000	1.625		06/30/20	1,733,966
1,200,000	1.625		07/31/20	1,223,904
6,300,000	2.000		05/31/21	6,529,068
4,700,000	2.000		10/31/21	4,859,330
4,700,000	2.125		12/31/21	4,888,940
800,000	1.750		02/28/22	814,992
6,000,000	1.875		05/31/22	6,148,620
600,000	2.125		06/30/22	623,418
1,300,000	2.000	(g)	07/31/22	1,340,846
3,800,000	1.500		02/28/23	3,789,968
3,800,000	1.500		03/31/23	3,787,840
9,800,000	2.250		11/15/24	10,220,225
500,000	2.125		05/15/25	515,470

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $136,937,588)				$144,744,940

Shares	Distribution Rate	Value

Investment Company(a)(h) – 10.3%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
41,191,012	0.250%	$41,191,012
(Cost $41,191,012)

TOTAL INVESTMENTS – 114.1%
(Cost $444,773,113)		$456,800,207

LIABILITIES IN EXCESS OF OTHER ASSETS – (14.1)%		(56,385,441)

NET ASSETS – 100.0%		$400,414,766

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $10,949,946, which represents approximately 2.7% of net assets as of March 31, 2016.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $61,178,674 which represents approximately 15.3% of net assets as of March 31, 2016.
(f)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $8,046,348, which represents approximately 2.0% of net assets as of March 31, 2016.
(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Represents an Affiliated Fund.

Investment Abbreviations:
FDIC	—Federal Deposit Insurance Corp.
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LLC	—Limited Liability Company
MBIA	—Insured by Municipal Bond Investors Insurance
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FHLMC	3.500%	TBA-30yr	04/13/16	$(5,000,000)	$(5,234,961)
FNMA	3.000	TBA-30yr	05/12/16	(3,000,000)	(3,071,250)
TOTAL (Proceeds Received: $8,247,969)					$(8,306,211)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(54)	June 2016	$(9,316,687)	$37,125
2 Year U.S. Treasury Notes	84	June 2016	18,375,000	19,082
5 Year U.S. Treasury Notes	61	June 2016	7,391,008	7,824
10 Year U.S. Treasury Notes	(25)	June 2016	(3,259,766)	(7,077)
20 Year U.S. Treasury Bonds	(12)	June 2016	(1,973,250)	(14,625)
TOTAL				$42,329

For the fiscal year ended March 31, 2016, the Fund had the following interest rate swaptions activities:

INTEREST RATE SWAPTION CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2015	$—	$—
Contracts Written	14,600	339,335
Contracts Bought to Close	(14,600)	(339,335)
Contracts Outstanding March 31, 2016	$—	$—

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations(a) – 0.2%
Banks – 0.2%
DnB Boligkreditt AS
$800,000	1.450%	03/21/19	$800,380
(Cost $799,271)

Mortgage-Backed Obligations – 46.9%
Collateralized Mortgage Obligations – 37.4%
Interest Only(b) – 0.0%
FNMA REMIC Series 1990-145, Class B
$207	1,004.961%	12/25/20	$1,063

Regular Floater(c) – 31.2%
Aire Valley Mortgages PLC Series 2006-1A, Class 1A(a)
2,582,647	0.843	09/20/66	2,487,706
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(a)
182,002	0.983	02/25/48	181,829
FHLMC REMIC Series 1826, Class F
28,185	0.836	09/15/21	28,192
FHLMC REMIC Series 3049, Class FP
5,284,251	0.786	10/15/35	5,247,968
FHLMC REMIC Series 3208, Class FD
1,798,128	0.836	08/15/36	1,797,992
FHLMC REMIC Series 3208, Class FG
1,749,530	0.836	08/15/36	1,749,398
FHLMC REMIC Series 3307, Class FA
12,769,239	0.866	07/15/34	12,771,669
FHLMC REMIC Series 3371, Class FA
607,845	1.036	09/15/37	611,401
FHLMC REMIC Series 3374, Class FT
541,335	0.736	04/15/37	539,672
FHLMC REMIC Series 3471, Class FB
2,666,319	1.436	08/15/35	2,704,418
FHLMC REMIC Series 3545, Class FA
742,289	1.286	06/15/39	746,891
FHLMC REMIC Series 3588, Class CW
3,030,057	2.645	10/15/37	3,275,009
FHLMC REMIC Series 4039, Class FA
4,231,954	0.936	05/15/42	4,240,431
FHLMC REMIC Series 4057, Class CF
7,917,962	0.886	04/15/39	7,909,209
FHLMC REMIC Series 4272, Class FD
7,312,246	0.786	11/15/43	7,283,868
FHLMC REMIC Series 4316, Class FY
2,405,032	0.836	11/15/39	2,409,900
FHLMC REMIC Series 4477, Class FG
11,688,377	0.726	10/15/40	11,574,866
FHLMC STRIPS Series 237, Class F23
499,828	0.836	05/15/36	498,834
FNMA REMIC Series 1990-145, Class A
84,110	1.290	12/25/20	83,815
FNMA REMIC Series 1997-20, Class F
217,035	0.850	03/25/27	217,520
FNMA REMIC Series 1998-66, Class FC
71,604	0.941	11/17/28	72,008

Mortgage-Backed Obligations – (continued)
Regular Floater(c) – (continued)
FNMA REMIC Series 2006-42, Class CF
$11,723,559	0.883	06/25/36	11,735,647
FNMA REMIC Series 2006-72, Class XF
1,387,662	0.933	08/25/36	1,386,675
FNMA REMIC Series 2007-33, Class HF
76,462	0.783	04/25/37	76,069
FNMA REMIC Series 2007-92, Class OF
570,716	1.003	09/25/37	572,335
FNMA REMIC Series 2008-22, Class FD
921,603	1.273	04/25/48	926,923
FNMA REMIC Series 2009-75, Class MF
1,290,830	1.583	09/25/39	1,315,102
FNMA REMIC Series 2010-123, Class FL
3,040,011	0.863	11/25/40	3,040,479
FNMA REMIC Series 2011-110, Class FE
4,426,332	0.833	04/25/41	4,424,548
FNMA REMIC Series 2011-53, Class FT
839,692	1.013	06/25/41	843,533
FNMA REMIC Series 2012-56, Class FG
3,548,607	0.933	03/25/39	3,560,352
FNMA REMIC Series 2014-19, Class FA
2,334,338	0.833	11/25/39	2,339,084
FNMA REMIC Series 2014-19, Class FJ
2,635,782	0.833	11/25/39	2,640,639
FNMA REMIC Series 2016-1, Class FT
7,453,609	0.783	02/25/46	7,368,507
GNMA REMIC Series 2010-53, Class FC
1,282,455	1.252	04/20/40	1,294,043
GNMA REMIC Series 2012-12, Class HF
1,594,872	0.832	01/20/42	1,590,199
NCUA Guaranteed Notes Series 2010-A1, Class A
349,431	0.789	12/07/20	348,890
NCUA Guaranteed Notes Series 2011-R1, Class 1A
656,002	0.888	01/08/20	656,002
NCUA Guaranteed Notes Series 2011-R2, Class 1A
1,960,503	0.840	02/06/20	1,960,503
NCUA Guaranteed Notes Series 2011-R3, Class 1A
1,784,692	0.838	03/11/20	1,778,279
NCUA Guaranteed Notes Series 2011-R4, Class 1A
1,375,676	0.818	03/06/20	1,374,440
NCUA Guaranteed Notes Series 2011-R5, Class 1A
515,165	0.813	04/06/20	512,912

			116,177,757

Sequential Fixed Rate – 0.3%
FHLMC REMIC Series 4248, Class LM
1,047,213	6.500	05/15/41	1,238,732

Sequential Floating Rate(c) – 5.9%
FHLMC Multifamily Structured Pass Through Certificates, Series KF02, Class A1
2,613,970	0.813	07/25/20	2,612,728
FHLMC Multifamily Structured Pass Through Certificates, Series KF03, Class A
10,037,456	0.781	01/25/21	9,970,399

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(c) – (continued)
FHLMC Multifamily Structured Pass Through Certificates, Series KS02, Class A
$7,786,554	0.805%	08/25/23	$7,680,857
FNMA ACES Series 2013-M11, Class FA
576,416	0.763	01/25/18	575,379
FNMA ACES Series 2014-M5, Class FA
239,277	0.750	01/25/17	239,230
Leek Finance Number Seventeen PLC Series 2017A, Class A2B(a)
312,972	0.850	12/21/37	335,582
Leek Finance PLC Series 2018X, Class A2B
372,996	0.830	09/21/38	392,641

			21,806,816

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$139,224,368

Commercial Mortgage-Backed Securities(a)(c) – 1.4%
Sequential Floating Rate – 1.4%
Boca Hotel Portfolio Trust Series 2013-BOCA, Class A
$517,828	1.586%	08/15/26	$517,200
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class A
4,700,000	1.338	06/11/27	4,648,259

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$5,165,459

Federal Agencies – 8.1%
Adjustable Rate FHLMC(c) – 2.5%
$5,542	1.901%	08/01/16	$5,541
13,722	2.591	08/01/18	13,877
6,846	2.510	11/01/18	6,915
56,616	2.924	11/01/18	56,974
3,308	2.250	02/01/19	3,336
12,150	1.902	03/01/19	12,213
8,689	2.540	03/01/19	8,791
12,169	2.121	06/01/19	12,274
4,744	2.270	07/01/19	4,788
265,955	2.585	11/01/19	269,393
152,340	6.878	11/01/19	160,733
11,378	2.937	01/01/20	11,523
30,308	1.899	05/01/21	30,592
4,296	1.899	10/01/26	4,342
467,992	3.487	08/01/28	494,480
205,620	2.537	05/01/29	212,917
15,742	4.147	06/01/29	16,935
29,358	1.889	04/01/30	29,916
26,524	4.394	06/01/30	28,534
123,038	2.676	12/01/30	127,567
21,555	2.467	02/01/31	22,358
7,873	2.354	06/01/31	8,246
1,609,869	2.581	05/01/34	1,695,835
1,444,930	2.404	05/01/35	1,520,578
117,274	3.748	05/01/35	121,648
4,005,434	2.549	01/01/38	4,209,822

			9,090,128

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(c) – 3.5%
11,944	6.750	04/01/17	11,962
9,506	4.258	08/01/17	9,586
27,699	2.745	09/01/17	27,856
23,141	2.011	03/01/18	23,233
11,090	2.644	03/01/18	11,084
129,334	2.043	07/01/18	129,889
8,882	1.878	10/01/18	8,939
10,510	2.676	10/01/18	10,860
18,001	2.741	10/01/18	18,118
33,096	1.875	01/01/19	33,292
88,492	3.973	04/01/19	90,984
7,466	5.997	04/01/19	7,826
199,201	1.875	05/01/19	200,643
50,481	1.894	05/01/19	51,253
20,767	6.082	07/01/19	21,572
75,578	4.290	08/01/19	77,907
67,113	5.955	05/01/20	69,787
98,675	1.875	06/01/20	99,362
7,161	6.787	02/01/22	7,611
30,693	2.417	05/20/22	30,790
88,966	2.321	02/01/23	90,901
180,761	2.438	01/01/24	185,769
253,561	2.611	03/01/24	260,158
153,224	2.051	06/20/24	154,097
6,490	3.537	08/01/24	6,616
56,742	5.083	01/01/25	60,304
9,915	3.325	06/01/27	10,243
7,879	4.250	12/01/27	8,476
11,379	4.517	01/01/28	12,241
10,847	1.900	06/01/29	11,039
10,614	2.063	06/01/29	10,867
1,617,925	2.523	07/01/33	1,709,321
414,939	2.641	11/01/34	437,457
6,675	3.831	05/01/36	7,007
2,291,274	2.776	03/01/37	2,423,742
551,307	2.575	09/01/37	582,803
75,115	1.722	06/01/40	76,022
6,396	1.522	02/01/41	6,438
1,345,923	2.519	04/01/44	1,389,555
4,611,260	2.588	09/01/44	4,753,264

			13,138,874

Adjustable Rate GNMA(c) – 0.5%
1,123,720	1.750	04/20/33	1,161,084
236,522	1.750	05/20/33	246,696
450,734	1.875	08/20/34	465,979

			1,873,759

FHLMC – 0.2%
89,134	5.500	01/01/20	93,993
85,808	7.000	04/01/21	91,661
35,018	7.000	08/01/21	37,887
115,967	7.000	05/01/22	129,797
384,144	7.000	06/01/22	420,258
2,632	4.500	05/01/23	2,826

			776,422

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – 1.4%
$4,396	7.000%	05/01/17	$4,529
16,189	5.500	03/01/18	16,777
16,432	5.500	04/01/18	16,890
3,347	5.000	09/01/19	3,525
611	5.000	11/01/19	634
4,119	5.000	01/01/20	4,308
32,803	7.000	07/01/21	35,149
78,436	7.000	11/01/21	86,691
42,953	7.000	12/01/21	43,864
109,623	7.000	01/01/22	115,504
18,876	7.000	02/01/22	20,590
67,994	7.000	01/01/28	76,305
20,581	6.500	04/01/33	24,364
35,966	6.000	05/01/38	40,951
45,807	6.000	11/01/38	52,155
103,028	6.000	09/01/39	117,307
35,778	6.000	10/01/39	40,742
26,424	6.000	10/01/40	30,087
37,641	6.000	05/01/41	42,858
1,884,803	3.500	12/01/45	1,977,655
2,465,319	3.500	01/01/46	2,586,770

			5,337,655

GNMA – 0.0%
34,139	7.000	04/15/26	38,388

TOTAL FEDERAL AGENCIES			$30,255,226

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $175,156,825)			$174,645,053

Asset-Backed Securities(c) – 42.4%
Collateralized Loan Obligations – 14.7%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(a)
$2,783,811	0.979%	11/01/18	$2,761,691
ACIS CLO Ltd. Series 2013-1A, Class A1(a)
1,150,000	1.185	04/18/24	1,110,855
ACIS CLO Ltd. Series 2013-2A, Class A(a)
1,726,466	0.821	10/14/22	1,700,582
Atrium X Series 2010-A, Class A(a)
2,750,000	1.437	07/16/25	2,708,472
B&M CLO Ltd. Series 2014-1A, Class A1(a)
750,000	1.717	04/16/26	734,111
Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)
1,053,838	0.868	04/29/19	1,031,712
Brentwood CLO Corp. Series 2006-1A, Class A1A(a)
1,093,781	0.599	02/01/22	1,077,141
Brentwood CLO Corp. Series 2006-1A, Class A1B(a)
866,770	0.599	02/01/22	853,584
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(a)
471,169	1.120	11/21/22	464,032
Crown Point CLO Ltd. Series 2013-2A, Class A1L(a)
8,000,000	1.291	12/31/23	7,806,720
Dryden XXVI Senior Loan Fund Series 2013-26A, Class A(a)
1,800,000	1.421	07/15/25	1,768,671

Asset-Backed Securities(c) – (continued)
Collateralized Loan Obligations – (continued)
Goldentree Loan Opportunities III Ltd. Series 2007-3A, Class A1BJ(a)
4,700,000	0.896	05/01/22	4,552,552
Goldentree Loan Opportunities V Ltd. Series 2007-5A, Class A(a)
374,131	1.010	10/18/21	372,101
ICG US CLO Ltd. Series 2014-1A, Class A1(a)
2,100,000	1.467	04/20/26	2,048,567
KKR Financial CLO Ltd. Series 2013-1A, Class A1(a)
5,250,000	1.471	07/15/25	5,141,629
OCP CLO Ltd. Series 2012-2A, Class A1(a)
968,294	1.198	11/22/23	956,223
OCP CLO Ltd. Series 2014-5A, Class A1(a)
2,350,000	1.320	04/26/26	2,276,182
OFSI Fund V Ltd. Series 2013-5A, Class A1LA(a)
1,000,000	1.245	04/17/25	976,378
OFSI Fund V Ltd. Series 2014-7A, Class A(a)
2,100,000	1.657	10/18/26	2,064,434
OFSI Fund VI Ltd. Series 2014-6A, Class A1(a)
2,250,000	1.351	03/20/25	2,182,545
OZLM Funding III Ltd. Series 2013-3A, Class A1(a)
2,000,000	1.650	01/22/25	1,973,410
Sound Point CLO Vlll Ltd. Series 2015-1A, Class A(a)
5,100,000	1.851	04/15/27	5,044,762
Symphony CLO XI Ltd. Series 2013-11A, Class A(a)
2,000,000	1.615	01/17/25	1,983,592
Trinitas CLO Ltd. Series 2014-1A, Class A1(a)
600,000	1.851	04/15/26	590,321
Westchester CLO Ltd. Series 2007-1X, Class A1A
935,731	0.554	08/01/22	923,930
Zais CLO 1 Ltd. Series 2014-1A, Class A1(a)
1,700,000	1.721	04/15/26	1,677,978

			54,782,175

Credit Card – 2.0%
BA Credit Card Trust Series 2007-A11, Class A11
1,667,000	0.506	12/15/19	1,662,728
Bank of America Credit Card Trust Series 2014-A1, Class A
5,650,000	0.816	06/15/21	5,644,807

			7,307,535

Student Loan – 25.7%
Academic Loan Funding Trust Series 2013-1, Class A(a)
3,483,202	1.233	12/26/44	3,350,399
Access Group, Inc. Series 2005-2, Class A3
1,631,349	0.798	11/22/24	1,613,156
Access Group, Inc. Series 2006-1, Class A2
312,197	0.739	08/25/23	309,856
Access Group, Inc. Series 2013-1, Class A(a)
1,774,755	0.933	02/25/36	1,714,844
Access Group, Inc. Series 2015-1, Class A(a)
918,696	1.133	07/25/56	879,885
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
2,707,080	1.233	02/25/41	2,622,171
Alaska State Student Loan Corp. Series 2013, Class A
2,719,347	0.933	08/25/31	2,594,771

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(c) – (continued)
Student Loan – (continued)
Bank of America Student Loan Trust Series 2010-1A, Class A(a)
$2,240,165	1.419%	02/25/43	$2,206,257
Brazos Higher Education Authority, Inc. Series 2005-1, Class 1A3
441,256	0.740	09/26/22	439,441
Brazos Higher Education Authority, Inc. Series 2005-2, Class A10
567,474	0.750	12/26/19	565,626
Brazos Higher Education Authority, Inc. Series 2006-1, Class A3
1,140,725	0.740	12/26/24	1,134,333
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2
422,740	1.429	02/25/30	422,046
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(a)
3,511,800	1.233	06/25/26	3,461,168
Educational Services of America, Inc. Series 2010-1, Class A1(a)
2,721,122	1.469	07/25/23	2,680,926
Educational Services of America, Inc. Series 2012-1, Class A1(a)
3,746,731	1.583	09/25/40	3,757,000
Educational Services of America, Inc. Series 2014-1, Class A(a)
2,963,305	1.133	02/25/39	2,903,031
GCO Education Loan Funding Trust Series 2005-2, Class A6L
505,959	0.779	05/27/24	503,735
GCO Education Loan Funding Trust Series 2006-1, Class A8L
2,318,176	0.759	05/25/25	2,245,723
Goal Capital Funding Trust Series 2006-1, Class A3
122,087	0.749	11/25/26	121,698
Goal Capital Funding Trust Series 2007-1, Class A3
762,750	0.720	09/25/28	751,126
Goal Capital Funding Trust Series 2010-1, Class A(a)
81,113	1.329	08/25/48	77,754
Higher Education Funding I Series 2005-1, Class A4
650,000	0.769	02/25/30	640,996
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1
6,291,031	1.184	12/01/31	6,116,455
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
2,060,443	1.579	02/25/42	2,053,151
Massachusetts Educational Financing Authority Series 2008-1, Class A1
846,336	1.569	04/25/38	836,316
Missouri Higher Education Loan Authority Series 2010-2, Class A1
3,797,838	1.479	08/27/29	3,718,537
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2
4,248,419	1.432	05/20/30	4,209,008
Nelnet Student Loan Trust Series 2005-4, Class A3
863,479	0.754	06/22/26	849,962
Nelnet Student Loan Trust Series 2006-2, Class A5
3,828,143	0.719	01/25/30	3,731,874
Nelnet Student Loan Trust Series 2013-5A, Class A(a)
879,596	1.063	01/25/37	845,220
Northstar Education Finance, Inc. Series 2012-1, Class A(a)
1,069,472	1.133	12/26/31	1,028,063

Asset-Backed Securities(c) – (continued)
Student Loan – (continued)
Rhode Island Student Loan Authority Series 2012-1, Class A1
3,036,694	1.339	07/01/31	2,948,482
Rhode Island Student Loan Authority Series 2014-1, Class A1
761,753	1.138	10/02/28	730,209
Scholar Funding Trust Series 2010-A, Class A(a)
904,103	1.371	10/28/41	841,229
Scholar Funding Trust Series 2012-B, Class A1(a)
1,526,384	0.833	10/28/25	1,523,021
Scholar Funding Trust Series 2013-A, Class A(a)
3,751,748	1.083	01/30/45	3,599,113
SLC Student Loan Center Series 2011-1, Class A(a)
1,719,082	1.653	10/25/27	1,705,631
SLC Student Loan Trust Series 2010-1, Class A
1,096,827	1.504	11/25/42	1,076,475
SLM Student Loan Trust Series 2003-12, Class A5(a)
1,791,042	0.914	09/15/22	1,780,840
SLM Student Loan Trust Series 2003-14, Class A5
435,458	0.849	01/25/23	428,893
SLM Student Loan Trust Series 2004-1, Class A3
1,996,281	0.829	04/25/23	1,970,756
SLM Student Loan Trust Series 2004-8A, Class A5(a)
2,058,262	1.119	04/25/24	2,034,779
SLM Student Loan Trust Series 2005-9, Class A6
3,100,000	1.169	10/26/26	3,067,322
SLM Student Loan Trust Series 2006-2, Class A5
1,885,601	0.729	07/25/25	1,859,709
SLM Student Loan Trust Series 2006-4, Class A5
2,111,241	0.719	10/27/25	2,102,026
SLM Student Loan Trust Series 2006-8, Class A4
82,833	0.699	10/25/21	82,649
SLM Student Loan Trust Series 2006-9, Class A4
114,745	0.689	10/25/22	114,463
SLM Student Loan Trust Series 2008-2, Class A3
846,836	1.369	04/25/23	811,596
SLM Student Loan Trust Series 2008-5, Class A4
850,000	2.319	07/25/23	850,501
SLM Student Loan Trust Series 2012-3, Class A
1,473,661	1.083	12/26/25	1,423,088
SLM Student Loan Trust Series 2012-6, Class A2
260,446	0.713	09/25/19	259,583
SLM Student Loan Trust Series 2013-3, Class A2
477,325	0.733	05/26/20	474,639
SLM Student Loan Trust Series 2014-1, Class A2
750,000	0.813	07/26/21	742,584
Utah State Board of Regents Series 2012-1, Class A
3,029,957	1.183	12/26/31	2,974,327
Utah State Board of Regents Series 2015-1, Class A
3,928,420	1.033	02/25/43	3,774,474
Wachovia Student Loan Trust Series 2005-1, Class A5
326,424	0.749	01/26/26	319,715

			95,880,632

TOTAL ASSET-BACKED SECURITIES
(Cost $159,781,872)			$157,970,342

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Government Guarantee Obligation(d) – 1.1%
Hashemite Kingdom of Jordan Government AID Bond
$4,000,000	2.503%	10/30/20	$4,172,551
(Cost $4,000,000)

U.S. Treasury Obligations – 8.1%
United States Treasury Bond(e)
$700,000	3.750%	11/15/43	$869,946
United States Treasury Inflation Protected Securities
1,095,182	0.125	04/15/17	1,107,842
5,124,250	0.125	04/15/18	5,217,101
707,721	0.125	04/15/19	723,312
7,081,410	0.125	04/15/20	7,234,085
3,977,422	0.125	01/15/22	4,041,419
763,485	0.375	07/15/23	787,222
383,625	2.125	02/15/40	491,339
United States Treasury Note
9,900,000	0.750	02/15/19	9,870,597

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $29,780,494)			$30,342,863

Shares	Distribution Rate	Value

Investment Company(c)(f) – 0.2%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
845,857	0.250%	$845,857
(Cost $845,857)

TOTAL INVESTMENTS – 98.9%
(Cost $370,364,319)		$368,777,046

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		4,066,166

NET ASSETS – 100.0%		$372,843,212

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $97,218,361, which represents approximately 26.1% of net assets as of March 31, 2016.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.
(d)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $4,172,551, which represents approximately 1.1% of net assets as of March 31, 2016.
(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(f)	Represents an Affiliated Fund.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
CLO	—Collateralized Loan Obligation
FDIC	—Federal Deposit Insurance Corp.
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
NCUA	—National Credit Union Administration
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Received: $(4,181,406))	3.500%	TBA-30yr	04/13/16	$(4,000,000)	$(4,194,375)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	13	June 2016	$2,242,906	$(19,201)
2 Year U.S. Treasury Notes	(181)	June 2016	(39,593,750)	(58,302)
5 Year U.S. Treasury Notes	(233)	June 2016	(28,231,226)	(89,336)
10 Year U.S. Treasury Notes	(30)	June 2016	(3,911,719)	11,834
20 Year U.S. Treasury Bonds	(20)	June 2016	(3,288,750)	27,936
TOTAL				$(127,069)

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 99.5%
United States Treasury Inflation Protected Securities
$3,650,605	0.125%	04/15/17	$3,692,806
7,891,345	0.125	04/15/18	8,034,336
20,523,909	0.125	04/15/19	20,976,051
19,879,107	1.250	07/15/20	21,388,726
24,595,974	0.625	07/15/21	25,837,333
25,504,798	0.125	01/15/23	25,743,777
5,293,496	0.375	07/15/23	5,458,071
1,421,434	0.625	01/15/24	1,481,618
25,641,404	0.125 (a)	07/15/24	25,761,662
5,682,613	2.500	01/15/29	7,151,227
20,989,741	2.125	02/15/40	26,883,240
3,974,515	1.375	02/15/44	4,463,261
United States Treasury Notes
900,000	1.500	03/31/23	897,120

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $172,319,491)			$177,769,228

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $172,319,491)			$177,769,228

Short-term Investment(b) – 0.2%
Repurchase Agreements – 0.2%
Joint Repurchase Agreement Account II
$300,000	0.301%	04/01/16	$300,000
(Cost $300,000)

TOTAL INVESTMENTS – 99.7%
(Cost $172,619,491)			$178,069,228

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			586,689

NET ASSETS – 100.0%			$178,655,917

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Joint repurchase agreement was entered into on March 31, 2016. Additional information appears on page 89.

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	12	June 2016	$2,979,300	$2,219
Eurodollars	(1)	September 2016	(248,100)	(240)
Eurodollars	3	December 2016	743,813	31
Eurodollars	9	March 2017	2,230,425	654
Eurodollars	9	June 2017	2,229,300	1,667
Eurodollars	9	September 2017	2,228,175	2,679
Eurodollars	3	December 2017	742,238	3,068
Eurodollars	3	March 2018	741,825	3,481
Eurodollars	3	June 2018	741,300	3,781
Eurodollars	4	September 2018	987,750	8,491
Ultra Long U.S. Treasury Bonds	(6)	June 2016	(1,035,188)	(5,608)
Ultra Long U.S. Treasury Bonds	47	June 2016	6,615,250	(39,457)
2 Year U.S. Treasury Notes	4	June 2016	875,000	768
5 Year U.S. Treasury Notes	(91)	June 2016	(11,025,930)	(83,013)
10 Year U.S. Treasury Notes	(24)	June 2016	(3,129,375)	(36,238)
20 Year U.S. Treasury Bonds	(21)	June 2016	(3,453,188)	24,262
TOTAL				$(113,455)

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Counterparty	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Barclays Bank PLC	$17,400	08/17/17	3 month LIBOR	1.065%	$58,594

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2016.

*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS LIMITED MATURITY OBLIGATIONS FUND

Schedule of Investments

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 66.0%
Banks(a) – 56.2%
Abbey National Treasury Services PLC
$525,000	1.142%	03/13/17	$524,211
Australia & New Zealand Banking Group Ltd.
300,000	0.892	06/13/17	299,347
Bank of America NA
250,000	1.088	11/14/16	250,022
Bank of Montreal
425,000	1.217	04/09/18	424,393
Commonwealth Bank of Australia(b)
400,000	1.123	09/20/16	400,545
Credit Suisse New York
160,000	1.308	01/29/18	159,117
HSBC Bank PLC(b)
500,000	1.258	05/15/18	497,359
JPMorgan Chase & Co.
400,000	1.138	02/15/17	400,300
Macquarie Bank Ltd.(b)
480,000	1.084	06/15/16	480,236
Mizuho Bank Ltd.(b)
400,000	1.050	04/16/17	398,425
National Australia Bank Ltd.
500,000	1.259	07/23/18	500,453
Nordea Bank AB(b)
250,000	1.078	05/13/16	250,110
Royal Bank of Canada
400,000	1.096	09/09/16	400,505
Svenska Handelsbanken AB
400,000	1.095	09/23/16	400,464
The Bank of Nova Scotia
500,000	1.142	07/15/16	500,681
The Bank of Tokyo-Mitsubishi UFJ Ltd.(b)
500,000	1.652	09/14/18	500,735
The Toronto-Dominion Bank
400,000	1.096	09/09/16	400,596
90,000	1.168	04/30/18	89,788
UBS AG/Stamford CT
500,000	1.195	06/01/17	499,638
Wells Fargo & Co.
400,000	0.933	06/02/17	398,702
Wells Fargo Bank NA
300,000	1.358	01/22/18	300,889
Westpac Banking Corp.
300,000	1.059	11/25/16	300,375
118,000	1.358	07/30/18	117,784

			8,494,675

Diversified Manufacturing(a) – 1.9%
General Electric Co.
292,000	1.136	12/07/17	290,789

Health Care – 4.7%
McLaren Health Care Corp.
200,000	1.040	05/15/16	199,930
Providence Health & Services Obligated Group
500,000	1.412	10/01/16	500,316

			700,246

Corporate Obligations – (continued)
Technology(a) – 3.2%
QUALCOMM, Inc.
$490,000	0.888%	05/18/18	$485,111

TOTAL CORPORATE OBLIGATIONS
(Cost $9,972,815)			$9,970,821

Municipal Debt Obligations – 9.2%
California – 7.9%
California Statewide Communities Development Authority (Sifma – Kaiser Permanente) Series 2012 B(a)
$350,000	1.350%	04/01/52	$351,229
Los Angeles California Department of Airports RB Build America Bonds Direct Payment to Issuer Series 2009 C
450,000	5.175	05/15/17	460,188
University of California RB (Floating Rate Notes) Series 2011 Y-2(a)
175,000	0.938	07/01/41	174,977
University of California RB (Taxable Floating Rate Notes) Series 2011 Y-1(a)
200,000	0.938	07/01/41	199,952

			1,186,346

Colorado – 0.7%
University of Colorado Enterprise RB Build America Subseries 2010 A-2
105,000	2.672	06/01/16	105,268

Massachusetts(a) – 0.6%
Massachusetts State GO Consolidated Loan Series 2012 D
90,000	0.830	01/01/18	90,175

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $1,382,113)			$1,381,789

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $11,354,928)			$11,352,610

Short-term Investments – 24.7%
Certificates of Deposit – 5.3%
National Bank of Kuwait SAKP
$300,000	0.800%	05/23/16	$300,000
Sumitomo Trust & Banking Corp.
500,000	0.837	07/05/16	500,000

			800,000

Commercial Paper – 3.9%
Chariot Funding LLC(c)
300,000	0.000	09/20/16	298,681
Electricite De France SA
300,000	1.557	01/09/17	296,439

			595,120

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LIMITED MATURITY OBLIGATIONS FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – (continued)
Repurchase Agreement – 15.5%
Citigroup Global Markets, Inc.
$490,000	1.528%	06/27/16	$490,000
Maturity Value: $491,872
Settlement Date: 03/29/2016
Collateralized by various mortgage backed obligations, 0.000% to 5.710%, due 02/15/21 to 06/25/37. The aggregate market value of the collateral, including accrued interest, was $584,805.
Merrill Lynch
450,000	0.650	04/01/16	450,000
Maturity Value: $450,008
Settlement Date: 03/31/2016
Collateralized by various mortgage backed obligations, 0.683% to 8.060%, due 01/15/28 to 05/25/55. The aggregate market value of the collateral, including accrued interest, was $552,192.
Joint Repurchase Agreement Account II(d)
1,400,000	0.301	04/01/16	1,400,000

			2,340,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,735,120)			$3,735,120

TOTAL INVESTMENTS – 99.9%
(Cost $15,090,048)			$15,087,730

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			19,229

NET ASSETS – 100.0%			$15,106,959

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,527,410, which represents approximately 16.7% of net assets as of March 31, 2016.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Joint repurchase agreement was entered into on March 31, 2016. Additional information appears on page 89.

Investment Abbreviations:
GO	—General Obligation
LLC	—Limited Liability Company
PLC	—Public Limited Company
RB	—Revenue Bond

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 51.7%
Collateralized Mortgage Obligations – 7.1%
Interest Only(a) – 0.0%
FHLMC REMIC Series 1161, Class U
$194	1,172.807%	11/15/21	$3,482

Inverse Floaters(b) – 0.0%
FNMA REMIC Series 1990-134, Class SC
7,323	20.951	11/25/20	9,649

Regular Floater(b) – 3.6%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(c)
2,487,366	0.983	02/25/48	2,484,996
FNMA REMIC Series 1988-12, Class B
8,622	0.000	02/25/18	8,537
FNMA REMIC Series 2007-33, Class HF
658,041	0.783	04/25/37	654,652
NCUA Guaranteed Notes Series 2010-A1, Class A
2,154,825	0.789	12/07/20	2,151,491
NCUA Guaranteed Notes Series 2010-R2, Class 1A
4,319,552	0.803	11/06/17	4,320,058
NCUA Guaranteed Notes Series 2011-R1, Class 1A
3,842,296	0.888	01/08/20	3,842,296
NCUA Guaranteed Notes Series 2011-R2, Class 1A
13,135,371	0.840	02/06/20	13,135,371
NCUA Guaranteed Notes Series 2011-R3, Class 1A
12,096,248	0.837	03/11/20	12,052,777
NCUA Guaranteed Notes Series 2011-R4, Class 1A
9,254,547	0.818	03/06/20	9,246,233
NCUA Guaranteed Notes Series 2011-R5, Class 1A
3,211,421	0.813	04/06/20	3,197,371

			51,093,782

Sequential Fixed Rate – 3.2%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(c)
5,623,343	3.250	04/25/38	5,800,808
FHLMC REMIC Series 108, Class G
35,162	8.500	12/15/20	36,761
FHLMC REMIC Series 1980, Class Z
480,175	7.000	07/15/27	548,273
FHLMC REMIC Series 2019, Class Z
474,013	6.500	12/15/27	534,575
FHLMC REMIC Series 2755, Class ZA
1,032,011	5.000	02/15/34	1,135,193
FHLMC REMIC Series 3530, Class DB
6,983,361	4.000	05/15/24	7,353,077
FHLMC REMIC Series 4273, Class PD
1,954,486	6.500	11/15/43	2,271,508
FNMA REMIC Series 1989-66, Class J
84,523	7.000	09/25/19	88,458
FNMA REMIC Series 1990-16, Class E
77,309	9.000	03/25/20	85,459
FNMA REMIC Series 2012-111, Class B
866,523	7.000	10/25/42	1,002,050
FNMA REMIC Series 2012-153, Class B
2,937,740	7.000	07/25/42	3,466,007
FNMA REMIC Series 2015-30, Class EA
11,584,693	3.000	05/25/45	12,023,165

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
NCUA Guaranteed Notes Series A4
$11,000,000	3.000%	06/12/19	$11,631,202

			45,976,536

Sequential Floating Rate(b) – 0.3%
FHLMC REMIC Series 4273, Class PS
2,543,337	5.664	11/15/43	437,385
FNMA REMIC Series 1988-12, Class A
16,784	4.197	02/25/18	16,981
NCUA Guaranteed Notes Series 2010-R1, Class 1A
3,278,683	0.888	10/07/20	3,270,486

			3,724,852

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$100,808,301

Commercial Mortgage-Backed Securities(b) – 5.2%
Sequential Floating Rate – 5.2%
FHLMC Multifamily Structured Pass Through Certificates, Series KF02, Class A1
$12,340,955	0.813%	07/25/20	$12,335,090
FHLMC Multifamily Structured Pass Through Certificates, Series KF03, Class A
7,658,637	0.781	01/25/21	7,607,472
FHLMC Multifamily Structured Pass Through Certificates, Series KP02, Class A2
21,500,000	2.355	04/25/21	21,949,716
FNMA ACES Series 2014-M1, Class ASQ2
29,962,266	2.323	11/25/18	30,669,897
FNMA ACES Series 2014-M5, Class FA
769,846	0.750	01/25/17	769,697

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$73,331,872

Federal Agencies – 39.4%
Adjustable Rate FHLMC(b) – 1.6%
$21,130	2.365%	05/01/18	$21,237
20,759	2.941	10/01/25	21,003
472,852	2.572	11/01/34	498,051
2,078,218	2.491	06/01/35	2,195,134
206,058	2.940	05/01/36	218,993
82,351	2.268	10/01/36	86,082
110,040	2.915	11/01/36	116,948
1,409,739	2.883	01/01/42	1,471,907
3,779,852	2.581	03/01/42	3,925,393
1,256,816	2.549	06/01/42	1,297,334
12,932,763	2.592	11/01/44	13,357,746

			23,209,828

Adjustable Rate FNMA(b) – 3.0%
11,508	2.721	02/01/18	11,559
27,394	2.189	06/01/18	27,771
33,285	5.955	05/01/20	34,611
15,084	3.123	01/01/23	15,216
84,272	3.224	02/01/27	85,382
634,351	2.421	08/01/29	640,699
84,933	2.505	07/01/32	89,385

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)
$87,919	2.174%	01/01/33	$91,002
1,500,344	2.550	05/01/33	1,579,999
273,297	3.125	08/01/33	290,137
1,065,916	4.613	08/01/33	1,146,693
1,009,611	2.782	02/01/34	1,067,774
698,394	2.360	05/01/34	733,975
439,076	2.445	05/01/34	461,159
636,195	2.470	06/01/34	671,644
427,033	2.421	10/01/34	447,617
414,365	2.531	10/01/34	434,475
115,362	2.406	02/01/35	120,279
949,345	2.434	02/01/35	989,134
313,267	2.432	03/01/35	328,585
925,355	2.783	03/01/35	972,634
1,232,381	2.125	04/01/35	1,276,942
397,992	2.470	04/01/35	418,518
458,782	2.199	05/01/35	477,648
318,680	2.211	05/01/35	332,851
1,499,371	2.473	08/01/35	1,584,336
638,320	2.373	10/01/35	671,313
1,317,572	2.743	03/01/36	1,385,129
505,808	2.551	04/01/36	529,125
1,250,698	2.565	04/01/36	1,329,210
1,887,157	2.650	06/01/36	1,995,712
1,006,201	2.750	06/01/36	1,057,944
1,524,157	2.672	07/01/36	1,602,495
314,647	2.810	11/01/36	333,368
1,964,894	2.610	07/01/37	2,077,681
13,057,022	2.449	05/01/42	13,421,386
3,640,541	2.735	06/01/42	3,769,319
68,004	2.695	12/01/46	72,183

			42,574,890

Adjustable Rate GNMA(b) – 0.4%
304,102	1.750	05/20/34	314,442
635,429	1.875	07/20/34	656,901
394,643	1.875	08/20/34	407,990
3,196,218	1.875	09/20/34	3,304,401
411,475	2.000	10/20/34	425,573
538,046	2.000	12/20/34	557,470

			5,666,777

FHLMC – 2.5%
441,206	5.500	01/01/20	465,256
160,138	7.000	04/01/22	172,712
2,632	4.500	05/01/23	2,826
13,383	7.500	01/01/31	14,629
78,923	4.500	07/01/33	86,078
2,217,190	4.500	08/01/33	2,418,209
4,265,702	4.500	09/01/33	4,652,442
394,385	4.500	10/01/33	430,141
14,868	4.500	04/01/34	16,207
8,667	4.500	04/01/35	9,439
3,990	4.500	07/01/35	4,345
21,265	4.500	08/01/35	23,161
79,115	4.500	09/01/35	86,184

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$30,663	4.500%	10/01/35	$33,396
4,206	4.500	12/01/35	4,581
2,707	4.500	05/01/36	2,948
2,545	6.000	06/01/36	2,905
249,283	4.500	01/01/38	271,491
4,471	4.500	04/01/38	4,858
1,631	4.500	05/01/38	1,770
14,217	4.500	06/01/38	15,483
389,326	4.500	09/01/38	422,729
10,073	4.500	01/01/39	10,942
205,262	4.500	02/01/39	222,979
2,700,572	7.000	02/01/39	3,188,491
95,703	4.500	03/01/39	103,960
22,772	4.500	04/01/39	24,737
700,028	4.500	05/01/39	760,432
1,998,262	4.500	06/01/39	2,170,688
52,096	4.500	07/01/39	56,592
94,868	4.500	08/01/39	103,055
143,252	4.500	09/01/39	155,613
23,952	4.500	10/01/39	26,019
45,594	4.500	11/01/39	49,528
72,807	4.500	12/01/39	79,090
72,611	4.500	01/01/40	78,878
15,417	4.500	02/01/40	16,788
59,120	4.500	04/01/40	64,348
86,626	4.500	05/01/40	94,331
101,559	4.500	06/01/40	110,593
70,954	4.500	07/01/40	77,266
85,294	4.500	08/01/40	92,881
52,412	4.500	09/01/40	57,074
20,751	4.500	10/01/40	22,597
38,683	4.500	02/01/41	42,127
67,417	4.500	03/01/41	73,422
176,692	4.500	04/01/41	192,430
172,516	4.500	05/01/41	187,881
334,848	4.500	06/01/41	364,670
22,530	4.500	07/01/41	24,537
812,121	4.500	08/01/41	884,450
881,252	4.500	09/01/41	959,642
49,635	4.500	12/01/41	54,056
625,864	4.500	03/01/42	681,607
14,000,000	3.500	03/01/46	14,671,203

			34,844,697

FNMA – 30.1%
877	5.500	01/01/18	906
7,003,561	2.800	03/01/18	7,121,196
41,319	6.000	05/01/18	47,082
58,558,024	3.743	06/01/18	60,723,348
71,393	5.500	07/01/18	74,378
38,670	5.500	08/01/18	40,020
91,992	5.500	09/01/18	96,011
15,800,000	2.960	11/01/18	16,471,328
82,459	6.000	11/01/18	93,961
13,944	5.500	12/01/18	14,629
8,603	5.500	01/01/19	9,022

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$76,249	6.000%	02/01/19	$86,885
9,609	5.500	03/01/19	10,108
374,556	6.000	03/01/19	426,801
35,069	6.000	05/01/19	39,960
521	5.500	08/01/19	522
4,841	5.000	09/01/19	5,112
18,449	7.000	11/01/19	19,292
33,912	6.000	04/01/21	38,642
38,673,859	4.317	07/01/21	42,925,512
74,526	6.000	08/01/21	84,921
288,714	6.000	10/01/21	328,985
338,988	6.000	12/01/21	386,272
250,749	6.000	01/01/22	285,724
81,990	6.000	02/01/22	93,426
836,805	6.000	03/01/22	953,525
1,681,183	6.000	04/01/22	1,915,680
42,179	6.000	05/01/22	48,063
348,886	6.000	06/01/22	397,550
199,060	6.000	07/01/22	226,825
203,324	6.000	09/01/22	231,684
1,038,510	6.000	10/01/22	1,183,365
395,952	6.000	12/01/22	451,180
1,406,790	6.000	01/01/23	1,603,014
189,168	6.000	02/01/23	215,553
316,317	6.000	05/01/23	361,647
97,629	6.000	06/01/23	111,609
145,430	5.000	07/01/23	160,776
234,341	6.000	07/01/23	267,027
438,400	6.000	08/01/23	499,550
1,509,651	5.500	09/01/23	1,649,279
300,516	6.000	09/01/23	342,433
390,084	5.500	10/01/23	428,026
386,212	6.000	11/01/23	440,082
282,236	6.000	12/01/23	321,603
264,151	6.000	01/01/24	300,996
2,520,671	6.000	02/01/24	2,876,305
764,997	6.000	03/01/24	871,701
1,093,624	6.000	04/01/24	1,246,166
138,394	6.000	11/01/24	157,698
3,562	7.000	12/01/24	4,076
1,115,070	6.000	05/01/25	1,270,604
90,185	5.000	06/01/25	99,679
195,023	6.000	06/01/25	222,225
229,188	6.000	07/01/25	261,157
222,251	6.000	01/01/26	253,251
2,039,591	6.000	02/01/26	2,324,080
258,431	6.000	04/01/26	294,478
204,160	6.000	05/01/26	232,637
314,848	6.000	06/01/26	358,764
189,215	6.000	08/01/26	215,606
25,193	6.000	09/01/26	28,707
2,468,456	6.000	10/01/26	2,812,765
1,097,772	6.000	11/01/26	1,250,893
2,550,050	6.000	12/01/26	2,905,603
61,320	6.000	01/01/27	69,873
2,882,560	6.000	02/01/27	3,284,630

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
197,552	6.000	04/01/27	225,107
975,695	6.000	07/01/27	1,111,789
3,196,533	6.000	08/01/27	3,642,397
1,158	7.000	08/01/27	1,349
697,260	6.000	09/01/27	794,517
144,462	6.000	10/01/27	164,612
390,746	6.000	12/01/27	445,249
2,747,748	6.000	02/01/28	3,131,014
833,161	6.000	07/01/28	949,373
914,087	6.000	09/01/28	1,041,587
51,222	6.000	10/01/28	58,367
1,260	7.000	10/01/28	1,390
4,609,700	6.000	11/01/28	5,263,831
7,257,124	6.000	12/01/28	8,269,373
1,099	7.000	01/01/29	1,249
846,872	6.000	03/01/29	967,602
1,008,250	4.500	09/01/29	1,096,766
55,711	6.000	09/01/29	63,482
385	7.000	11/01/29	388
848	7.000	04/01/31	985
8,363	7.000	05/01/32	9,577
5,839	7.000	06/01/32	6,450
1,130	7.000	08/01/32	1,358
8,481	6.000	09/01/32	9,803
29,086	6.000	03/01/33	33,776
6,188	6.000	04/01/33	7,135
1,579,878	6.500	04/01/33	1,864,516
5,134	6.000	11/01/33	5,919
1,429	7.000	04/01/34	1,727
98,402	6.000	07/01/34	113,566
8,007	6.000	10/01/34	9,228
147,284	6.000	01/01/35	169,736
168,358	6.000	03/01/35	192,076
2,694,054	6.000	04/01/35	3,105,962
575,273	6.000	06/01/35	656,687
182,811	6.000	09/01/35	208,565
1,158,993	6.000	11/01/35	1,322,272
1,164,199	6.000	12/01/35	1,328,213
2,691,244	6.000	01/01/36	3,070,388
899,330	6.000	02/01/36	1,025,145
438,796	6.000	03/01/36	499,672
4,189,779	6.000	04/01/36	4,771,039
524,877	6.000	05/01/36	598,241
371,721	6.000	06/01/36	423,326
1,463,892	6.000	07/01/36	1,666,980
6,588,326	6.000	08/01/36	7,558,327
1,493,796	6.000	09/01/36	1,710,911
1,577,015	6.000	10/01/36	1,798,684
800,593	4.500	11/01/36	873,234
2,120,489	6.000	11/01/36	2,414,672
951,419	6.000	12/01/36	1,083,412
15,091	6.000	01/01/37	17,183
332,637	6.000	02/01/37	378,785
567,892	6.000	03/01/37	646,594
478,161	6.000	04/01/37	544,689
15,201,926	6.000	05/01/37	17,310,932

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$23,423	6.000%	07/01/37		$26,669
1,322,657	6.000	08/01/37		1,507,235
910,387	6.000	09/01/37		1,037,633
161,686	6.000	10/01/37		186,290
248,077	7.500	10/01/37		296,897
631,100	6.000	11/01/37		720,414
5,156,223	6.000	12/01/37		5,870,867
3,349,619	6.000	01/01/38		3,815,377
500,659	6.000	02/01/38		570,123
13,504,436	6.000	05/01/38		15,375,994
3,333	6.000	06/01/38		3,795
16,379,350	6.000	07/01/38		18,649,332
311,953	6.000	08/01/38		355,260
1,432,533	6.000	09/01/38		1,632,393
562,433	6.000	11/01/38		643,040
1,156,932	6.000	12/01/38		1,317,547
263,470	6.000	01/01/39		300,104
238,818	4.500	02/01/39		259,834
1,643,310	7.000	03/01/39		1,949,203
204,918	4.500	04/01/39		222,950
128,142	6.000	04/01/39		147,550
13,273	4.500	08/01/39		14,671
6,021,821	6.000	09/01/39		6,856,599
1,802,222	6.000	10/01/39		2,051,997
68,676	6.000	11/01/39		78,394
188,705	6.000	03/01/40		214,902
847,664	6.000	07/01/40		965,140
615,996	6.000	10/01/40		701,366
52,393	6.000	04/01/41		59,654
37,102	4.500	05/01/41		40,468
38,887,692	6.000	05/01/41		44,280,773
973,404	4.500	08/01/41		1,063,596
265,842	4.500	10/01/41		289,963
132,771	5.000	02/01/42		147,189
422,442	3.000	12/01/42		436,451
763,822	3.000	01/01/43		789,491
199,466	3.000	04/01/43		206,081
2,681,844	3.500	12/01/45		2,813,961
11,231,483	3.500	01/01/46		11,784,789
48,000,000	6.000	TBA-30yr	(d)	54,742,502

				427,670,109

GNMA – 1.8%
187,548	5.500	07/15/20		196,967
4,536	6.500	01/15/32		5,193
10,862	6.500	02/15/32		12,434
10,786	6.500	08/15/34		13,165
16,913	6.500	05/15/35		19,925
6,282	6.500	06/15/35		7,299
12,631	6.500	07/15/35		14,807
3,327	6.500	08/15/35		3,905
7,272	6.500	09/15/35		8,505
4,910	6.500	10/15/35		5,758
26,660	6.500	11/15/35		31,243
33,739	6.500	12/15/35		39,494
52,116	6.500	01/15/36		61,090

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
44,541	6.500	02/15/36		52,247
49,795	6.500	03/15/36		58,434
106,010	6.500	04/15/36		123,735
162,216	6.500	05/15/36		190,248
139,974	6.500	06/15/36		164,196
611,906	6.500	07/15/36		717,424
605,125	6.500	08/15/36		709,191
920,799	6.500	09/15/36		1,085,790
374,032	6.500	10/15/36		439,787
474,757	6.500	11/15/36		552,993
196,595	6.500	12/15/36		231,700
95,511	6.500	01/15/37		112,062
41,042	6.500	02/15/37		47,937
20,892	6.500	03/15/37		24,526
45,885	6.500	04/15/37		53,656
43,272	6.500	05/15/37		50,080
24,499	6.500	08/15/37		28,655
137,554	6.500	09/15/37		160,390
143,775	6.500	10/15/37		164,580
76,424	6.500	11/15/37		88,782
1,472	6.500	02/15/38		1,729
36,154	6.500	05/15/38		42,111
997	6.500	08/15/38		1,167
116,027	6.000	11/15/38		134,578
27,203	6.500	11/15/38		31,692
11,844	6.500	01/15/39		13,827
25,594	6.500	02/15/39		30,022
19,110,832	4.000	10/20/43		20,444,110

				26,175,434

TOTAL FEDERAL AGENCIES				$560,141,735

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $729,325,459)				$734,281,908

Agency Debentures – 5.3%
FFCB
$5,000,000	0.750%	08/14/17		$4,998,700
3,200,000	1.460	11/19/19		3,200,067
FHLB
22,000,000	1.000	06/09/17		22,073,872
3,200,000	1.530	11/21/19		3,200,067
7,000,000	1.875	03/13/20		7,187,649
1,800,000	5.375	08/15/24		2,250,034
FNMA
5,200,000	6.250	05/15/29		7,424,978
16,080,000	7.125	01/15/30		24,624,302
Small Business Administration
14,588	7.200	06/01/17		14,734
36,933	6.300	05/01/18		38,818
34,092	6.300	06/01/18		35,889

TOTAL AGENCY DEBENTURES
(Cost $72,878,470)				$75,049,110

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value
Government Guarantee Obligation(e) – 1.4%
Hashemite Kingdom of Jordan Government AID Bond
$19,300,000	2.503%		10/30/20	$20,132,561
(Cost $19,300,000)

U.S. Treasury Obligations – 41.5%
United States Treasury Bonds
$2,100,000	3.625	%(f)	08/15/43	$2,551,941
8,600,000	3.750	(f)	11/15/43	10,687,908
800,000	3.625		02/15/44	970,984
15,000,000	3.000		11/15/44	16,191,299
2,900,000	3.000		05/15/45	3,129,332
1,900,000	2.875		08/15/45	1,999,427
United States Treasury Inflation Protected Securities
52,152	0.125		04/15/17	52,754
126,773,945	0.125		04/15/18	129,071,089
34,071,711	0.125		04/15/19	34,822,311
10,419,789	0.125		04/15/20	10,644,440
6,409,111	1.250		07/15/20	6,895,819
16,851,709	0.125		01/15/22	17,122,853
5,584,205	0.625		01/15/24	5,820,640
10,476,060	0.125		07/15/24	10,525,193
United States Treasury Notes
92,000,000	1.625		12/31/19	93,956,846
45,400,000	1.250		01/31/20	45,718,252
111,600,000	1.375		05/31/20	112,737,201
77,640,000	1.625		07/31/20	79,186,587
6,700,000	1.500		03/31/23	6,678,560

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $578,067,287)				$588,763,436

Shares	Distribution Rate	Value

Investment Company(b)(g) – 3.7%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
52,021,460	0.250%	$52,021,460
(Cost $52,021,460)

TOTAL INVESTMENTS – 103.6%
(Cost $1,451,592,676)		$1,470,248,475

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.6)%		(50,704,818)

NET ASSETS – 100.0%		$1,419,543,657

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $8,285,804, which represents approximately 0.6% of net assets as of March 31, 2016.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $54,742,502 which represents approximately 3.9% of net assets as of March 31, 2016.
(e)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $20,132,561, which represents approximately 1.4% of net assets as of March 31, 2016.
(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Represents Affiliated Funds.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
FDIC	—Federal Deposit Insurance Corp.
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FHLMC	3.500%	TBA-30yr	04/13/16	$(14,000,000)	$(14,657,891)
FNMA	3.500	TBA-30yr	04/13/16	(13,000,000)	(13,631,719)
TOTAL (Proceeds Received: $28,108,594)					$(28,289,610)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(371)	March 2018	$(91,739,025)	$(250,607)
Eurodollars	(371)	June 2018	(91,674,100)	(254,070)
Eurodollars	(371)	September 2018	(91,613,813)	(258,044)
Eurodollars	(371)	December 2018	(91,544,250)	(253,407)
Eurodollars	(276)	March 2019	(68,061,600)	(182,863)
Eurodollars	(276)	June 2019	(68,013,300)	(179,667)
Eurodollars	(186)	September 2019	(45,804,825)	(111,630)
Eurodollars	(186)	December 2019	(45,769,950)	(106,980)
Ultra Long U.S. Treasury Bonds	(20)	June 2016	(3,450,625)	(5,840)
Ultra Long U.S. Treasury Bonds	(95)	June 2016	(13,371,250)	(240,737)
2 Year U.S. Treasury Notes	3,144	June 2016	687,750,000	629,026
5 Year U.S. Treasury Notes	(1,916)	June 2016	(232,150,345)	(1,014,405)
10 Year U.S. Treasury Notes	(162)	June 2016	(21,123,281)	(239,966)
20 Year U.S. Treasury Bonds	(405)	June 2016	(66,597,187)	454,640
TOTAL				$(2,014,550)

SWAP CONTRACTS — At March 31, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$133,200		01/11/18	3 month LIBOR	1.876%	$177	$(3,614,670)
106,200	(b)	06/15/18	1.250%	3 month LIBOR	416,968	323,013
66,800	(b)	06/15/21	3 month LIBOR	2.000	(1,871,644)	(646,884)
3,000	(b)	06/15/23	3 month LIBOR	2.000	(78,491)	(34,294)
TOTAL					$(1,532,990)	$(3,972,835)

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2016.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments

March 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 54.7%
Automotive – 4.0%
Daimler Finance North America LLC(a)
$1,500,000	2.450%		05/18/20	$1,515,849
Ford Motor Credit Co. LLC
5,575,000	8.125		01/15/20	6,655,423
General Motors Financial Co., Inc.
3,500,000	4.750		08/15/17	3,608,442
Schaeffler Holding Finance BV(a)(b)(c)
4,045,000	6.875		08/15/18	4,161,294

				15,941,008

Banks – 18.4%
ABN AMRO Bank NV(a)
2,350,000	1.800		06/04/18	2,347,354
Ally Financial, Inc.
800,000	6.250		12/01/17	832,000
American Express Co.(b)(d)
2,300,000	6.800		09/01/66	2,294,250
American Express Credit Corp.(b)
1,650,000	1.800		07/31/18	1,656,583
Banco Bilbao Vizcaya Argentaria SA
1,025,000	3.000		10/20/20	1,033,392
Banco de Bogota SA(a)
200,000	5.000		01/15/17	203,750
Banco del Estado de Chile(a)
170,000	2.000		11/09/17	169,099
Bank of America Corp.
4,175,000	6.000		09/01/17	4,401,714
1,175,000	6.875		04/25/18	1,289,417
3,350,000	2.600		01/15/19	3,403,693
1,200,000	2.650		04/01/19	1,219,947
Bank of America NA
2,700,000	1.750		06/05/18	2,699,497
BNP Paribas SA
550,000	2.375		05/21/20	553,630
Capital One Bank USA NA(b)
800,000	2.250		02/13/19	799,204
Citigroup, Inc.
1,500,000	1.800		02/05/18	1,498,948
525,000	6.125		05/15/18	569,326
325,000	2.150		07/30/18	326,556
50,000	2.500		09/26/18	50,654
950,000	2.050		12/07/18	952,007
1,325,000	2.500		07/29/19	1,340,837
2,650,000	2.650		10/26/20	2,667,387
Commonwealth Bank of Australia
525,000	1.900		09/18/17	529,259
2,100,000	1.625		03/12/18	2,101,464
Compass Bank(b)
775,000	2.750		09/29/19	765,686
Credit Suisse AG
725,000	1.750		01/29/18	723,847
Credit Suisse Group Funding Guernsey Ltd.
1,425,000	2.750		03/26/20	1,408,698
Discover Bank(b)
1,150,000	2.600		11/13/18	1,153,948

Corporate Obligations – (continued)
Banks – (continued)
HBOS PLC(a)
1,325,000	6.750%		05/21/18	1,435,390
ING Bank NV(a)
1,525,000	1.800		03/16/18	1,529,442
Intesa Sanpaolo SpA
2,550,000	3.875		01/16/18	2,609,258
JPMorgan Chase & Co.
3,200,000	6.400		10/02/17	3,423,789
650,000	1.700	(b)	03/01/18	652,127
1,825,000	2.250	(b)	01/23/20	1,837,570
KBC Bank NV(b)(d)
400,000	8.000		01/25/23	431,000
Lloyds Bank PLC
600,000	1.750		03/16/18	598,983
1,000,000	2.300		11/27/18	1,008,010
Macquarie Bank Ltd.(a)
700,000	1.600		10/27/17	697,400
Mitsubishi UFJ Financial Group, Inc.
425,000	2.950		03/01/21	433,456
Morgan Stanley, Inc.
4,100,000	5.950		12/28/17	4,383,859
775,000	2.650		01/27/20	786,082
MUFG Americas Holdings Corp.(b)
625,000	1.625		02/09/18	621,443
Royal Bank of Scotland PLC
1,625,000	6.400		10/21/19	1,823,653
Santander Holdings USA, Inc.(b)
1,675,000	3.450		08/27/18	1,701,639
1,275,000	2.650		04/17/20	1,253,006
Sumitomo Mitsui Banking Corp.
575,000	1.750		01/16/18	575,112
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
1,100,000	1.700		03/05/18	1,094,061
700,000	2.150		09/14/18	703,662
UBS Group Funding Jersey Ltd.(a)
3,450,000	3.000		04/15/21	3,456,341
Wells Fargo & Co.
600,000	2.150		01/30/20	604,912
Westpac Banking Corp.
4,650,000	1.950		11/23/18	4,666,893

				73,319,235

Chemicals – 0.7%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV(a)(b)
700,000	7.375		05/01/21	742,000
Eastman Chemical Co.(b)
1,250,000	2.700		01/15/20	1,269,570
Ecolab, Inc.
1,000,000	1.550		01/12/18	1,000,197

				3,011,767

Construction Machinery – 0.3%
John Deere Capital Corp.
1,200,000	2.300		09/16/19	1,225,476

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Consumer Cyclical Services(b) – 0.9%
First Data Corp.(a)
$750,000	6.750%		11/01/20	$789,375
Iron Mountain, Inc.(a)
800,000	6.000		10/01/20	842,000
Visa, Inc.
1,775,000	2.200		12/14/20	1,818,485

				3,449,860

Consumer Products – 0.2%
Kimberly-Clark Corp.
625,000	1.850		03/01/20	631,454

Diversified Manufacturing(b) – 0.1%
Roper Technologies, Inc.
225,000	3.000		12/15/20	229,120

Electric – 1.3%
Calpine Corp.(a)(b)
800,000	7.875		01/15/23	844,000
Commonwealth Edison Co.(b)
300,000	2.150		01/15/19	303,429
Dominion Resources, Inc.
900,000	1.900		06/15/18	898,283
Exelon Corp.(b)
350,000	2.850		06/15/20	354,259
Puget Sound Energy, Inc.(b)(d)
1,000,000	6.974		06/01/67	762,500
Sempra Energy(b)
1,100,000	2.400		03/15/20	1,089,447
The Southern Co.(b)
800,000	2.750		06/15/20	805,998

				5,057,916

Energy – 0.9%
Anadarko Petroleum Corp.
1,425,000	6.375		09/15/17	1,489,125
Devon Energy Corp.(d)
450,000	1.174		12/15/16	440,949
Halliburton Co.(b)
500,000	2.700		11/15/20	506,262
Noble Holding International Ltd.
100,000	2.500		03/15/17	94,000
Petroleos de Venezuela SA
100,000	9.000		11/17/21	37,000
500,000	6.000		05/16/24	155,250
280,000	6.000		11/15/26	86,380
30,000	5.375		04/12/27	9,485
Transocean, Inc.
835,000	2.500		10/15/17	786,987

				3,605,438

Food & Beverage – 3.1%
Anheuser-Busch InBev Finance, Inc.
4,025,000	1.900		02/01/19	4,080,047
3,125,000	2.650	(b)	02/01/21	3,209,860
Beam Suntory, Inc.
800,000	1.750		06/15/18	790,778

Corporate Obligations – (continued)
Food & Beverage – (continued)
ConAgra Foods, Inc.
141,000	4.950		08/15/20	154,206
Kraft Heinz Foods Co.(a)
1,300,000	2.000		07/02/18	1,308,905
Mead Johnson Nutrition Co.
475,000	3.000		11/15/20	487,244
Pernod-Ricard SA(a)
525,000	2.950		01/15/17	530,194
Sysco Corp.(b)
400,000	2.600		10/01/20	407,093
The J.M. Smucker Co.
800,000	1.750		03/15/18	801,710
550,000	2.500		03/15/20	556,070

				12,326,107

Gaming – 0.3%
MGM Resorts International
975,000	8.625		02/01/19	1,109,063

Health Care Products – 0.7%
Becton Dickinson & Co.
1,100,000	2.675		12/15/19	1,123,776
Stryker Corp.
1,225,000	2.000		03/08/19	1,238,445
Thermo Fisher Scientific, Inc.
475,000	2.150		12/14/18	476,381

				2,838,602

Health Care Services – 1.7%
Cardinal Health, Inc.
905,000	4.625		12/15/20	1,002,271
CHS/Community Health Systems, Inc.(b)
800,000	5.125		08/15/18	808,000
1,100,000	8.000		11/15/19	1,071,125
McKesson Corp.
175,000	1.400		03/15/18	174,033
650,000	2.284		03/15/19	655,911
Providence Health & Services Obligated Group(d)
525,000	1.412		10/01/16	525,332
UnitedHealth Group, Inc.
400,000	1.400		10/15/17	401,287
2,325,000	1.700		02/15/19	2,343,538

				6,981,497

Life Insurance – 0.5%
MetLife, Inc.
150,000	1.756		12/15/17	150,430
Reliance Standard Life Global Funding II(a)
1,700,000	2.150		10/15/18	1,702,754

				1,853,184

Media – Cable – 1.9%
CCO Safari II LLC(a)(b)
3,400,000	3.579		07/23/20	3,463,077
Comcast Corp.
600,000	5.700		05/15/18	655,626
Numericable – SFR SA(a)(b)
1,200,000	4.875		05/15/19	1,194,000

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – Cable – (continued)
Time Warner Cable, Inc.
$1,470,000	5.850%		05/01/17	$1,530,512
775,000	5.000		02/01/20	839,267

				7,682,482

Media – Non Cable – 0.1%
21st Century Fox America, Inc.
550,000	6.900		03/01/19	625,376

Metals & Mining – 0.9%
Anglo American Capital PLC(a)(d)
700,000	1.572		04/15/16	697,490
Freeport-McMoRan, Inc.
1,325,000	2.375		03/15/18	1,172,625
Glencore Finance Canada Ltd.(a)
1,700,000	2.700		10/25/17	1,666,000

				3,536,115

Noncaptive – Financial – 0.7%
CIT Group, Inc.
400,000	5.250		03/15/18	414,000
300,000	5.500	(a)	02/15/19	310,500
International Lease Finance Corp.(a)
750,000	7.125		09/01/18	816,562
Navient LLC
1,150,000	8.450		06/15/18	1,230,500

				2,771,562

Pharmaceuticals – 3.3%
AbbVie, Inc.
4,075,000	1.800		05/14/18	4,088,640
Actavis Funding SCS(b)
2,400,000	3.000		03/12/20	2,456,686
EMD Finance LLC(a)
1,625,000	1.700		03/19/18	1,619,067
Forest Laboratories LLC(a)(b)
2,000,000	4.375		02/01/19	2,122,048
Gilead Sciences, Inc.
1,000,000	1.850		09/04/18	1,013,364
Perrigo Co. PLC
750,000	1.300		11/08/16	746,490
Valeant Pharmaceuticals International, Inc.(a)(b)
1,100,000	6.750		08/15/18	998,250

				13,044,545

Pipelines – 2.5%
Columbia Pipeline Group, Inc.(a)
475,000	2.450		06/01/18	468,825
El Paso Natural Gas Co. LLC
325,000	5.950		04/15/17	334,769
Enterprise Products Operating LLC
1,550,000	5.200		09/01/20	1,689,570
1,150,000	8.375	(b)(d)	08/01/66	908,500
675,000	7.034	(b)(d)	01/15/68	669,937
Kinder Morgan Energy Partners LP
550,000	2.650		02/01/19	543,117
Kinder Morgan, Inc.
2,250,000	7.000		06/15/17	2,349,130

Corporate Obligations – (continued)
Pipelines – (continued)
Spectra Energy Partners LP(b)
350,000	2.950		06/15/16	350,427
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(a)(b)
850,000	6.625		10/01/20	828,750
TransCanada PipeLines Ltd.
570,000	1.875		01/12/18	565,413
Western Gas Partners LP(b)
1,470,000	2.600		08/15/18	1,403,850

				10,112,288

Property/Casualty Insurance – 1.3%
Berkshire Hathaway Finance Corp.
750,000	1.450		03/07/18	756,614
825,000	1.700		03/15/19	838,977
Chubb INA Holdings, Inc.(b)
650,000	2.300		11/03/20	659,571
The Chubb Corp.(b)(d)
2,100,000	6.375		03/29/67	1,816,500
ZFS Finance USA Trust II(a)(b)(d)
1,025,000	6.450		12/15/65	1,022,950

				5,094,612

Real Estate Investment Trust – 2.7%
ARC Properties Operating Partnership LP(b)
3,475,000	3.000		02/06/19	3,407,609
DDR Corp.(b)
1,000,000	4.750		04/15/18	1,043,883
HCP, Inc.(b)
600,000	3.750		02/01/19	618,413
Realty Income Corp.(b)
125,000	2.000		01/31/18	125,238
Select Income REIT(b)
1,275,000	3.600		02/01/20	1,281,344
Senior Housing Properties Trust(b)
750,000	3.250		05/01/19	746,380
Ventas Realty LP/Ventas Capital Corp.(b)
900,000	2.000		02/15/18	898,539
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
1,475,000	1.750		09/15/17	1,469,391
Welltower, Inc.(b)
1,225,000	4.125		04/01/19	1,287,102

				10,877,899

Restaurants – 0.2%
Brinker International, Inc.
150,000	2.600		05/15/18	150,806
McDonald’s Corp.
450,000	2.100		12/07/18	458,045
Yum! Brands, Inc.
135,000	6.250		03/15/18	143,088

				751,939

Retailers – Food & Drug – 1.1%
CVS Health Corp.
2,600,000	1.900		07/20/18	2,634,764

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Retailers – Food & Drug – (continued)
	Walgreens Boots Alliance, Inc.(b)
	$1,550,000	2.700%	11/18/19	$1,580,258

				4,215,022

	Technology – 0.4%
	CDK Global, Inc.(b)
	525,000	3.300	10/15/19	516,818
	Fiserv, Inc.(b)
	625,000	2.700	06/01/20	633,296
	Harris Corp.
	550,000	1.999	04/27/18	547,566

				1,697,680

	Technology – Hardware – 1.2%
	Automatic Data Processing, Inc.(b)
	1,050,000	2.250	09/15/20	1,076,609
	Intel Corp.
	1,550,000	2.450	07/29/20	1,601,771
	NXP BV/NXP Funding LLC(a)
	750,000	3.750	06/01/18	759,375
	QUALCOMM, Inc.
	1,450,000	2.250	05/20/20	1,484,226
	Tech Data Corp.
	75,000	3.750	09/21/17	76,414

				4,998,395

	Tobacco – 0.8%
	BAT International Finance PLC(a)
	1,225,000	1.850	06/15/18	1,235,012
	Reynolds American, Inc.
	1,925,000	2.300	06/12/18	1,959,471

				3,194,483

	Transportation(a) – 0.3%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	1,101,000	3.375	03/15/18	1,123,761

	Wireless Telecommunications – 1.2%
	America Movil SAB de CV
MXN	2,760,000	6.000	06/09/19	157,641
	American Tower Corp.
	$525,000	4.500	01/15/18	546,821
	2,010,000	3.400	02/15/19	2,063,983
	Intelsat Jackson Holdings SA(b)
	600,000	7.250	04/01/19	442,500
	Sprint Communications, Inc.
	1,400,000	6.000	12/01/16	1,393,000
	175,000	8.375	08/15/17	173,031

				4,776,976

	Wirelines Telecommunications – 3.0%
	AT&T, Inc.
	1,350,000	1.750	01/15/18	1,352,635
	725,000	2.300	03/11/19	737,111
	725,000	5.875	10/01/19	819,100
	2,225,000	2.450 (b)	06/30/20	2,249,042
	Frontier Communications Corp.
	1,325,000	8.250	04/15/17	1,401,187

	Corporate Obligations – (continued)
	Wirelines Telecommunications – (continued)
	Telefonica Emisiones SAU
	825,000	3.192	04/27/18	845,901
	Verizon Communications, Inc.
	1,975,000	6.350	04/01/19	2,232,237
	1,300,000	2.550	06/17/19	1,337,434
	Windstream Services LLC
	800,000	7.875	11/01/17	866,000

				11,840,647

	TOTAL CORPORATE OBLIGATIONS
	(Cost $218,753,801)			$217,923,509

	Mortgage-Backed Obligations – 19.3%
	Collateralized Mortgage Obligations – 3.2%
	Interest Only(e) – 0.3%
	FHLMC STRIPS Series 304, Class C45
	$554,729	3.000%	12/15/27	$51,102
	FHLMC STRIPS Series 329, Class C1
	690,953	4.000	12/15/41	114,709
	FNMA REMIC Series 2012-146, Class IO
	5,502,360	3.500	01/25/43	979,969
	GNMA REMIC Series 2015-95, Class GI
	1,003,039	4.500	07/16/45	204,831

				1,350,611

	Inverse Floaters(d) – 0.6%
	FHLMC REMIC Series 4314, Class SE
	639,166	5.614	03/15/44	106,874
	FHLMC REMIC Series 4320, Class SD
	341,758	5.664	07/15/39	55,642
	FNMA REMIC Series 2013-121, Class SA
	643,380	5.667	12/25/43	109,743
	FNMA REMIC Series 2013-96, Class SW
	417,195	5.667	09/25/43	72,047
	FNMA REMIC Series 2014-19, Class MS
	545,359	6.167	11/25/39	79,217
	FNMA REMIC Series 2014-87, Class MS
	197,890	5.817	01/25/45	34,198
	FNMA REMIC Series 2015-20, Class ES
	919,105	5.717	04/25/45	214,913
	FNMA REMIC Series 2015-79, Class SA
	889,268	5.817	11/25/45	144,133
	FNMA REMIC Series 2015-81, Class SA
	3,121,091	5.267	11/25/45	461,263
	FNMA REMIC Series 2015-82, Class MS
	611,655	5.267	11/25/45	96,071
	GNMA REMIC Series 2010-1, Class SD
	42,188	5.358	01/20/40	6,721
	GNMA REMIC Series 2010-20, Class SE
	254,480	5.818	02/20/40	42,179
	GNMA REMIC Series 2010-31, Class SA
	447,042	5.318	03/20/40	66,694
	GNMA REMIC Series 2010-98, Class QS
	276,541	6.168	01/20/40	37,702

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Mortgage-Backed Obligations – (continued)
	Inverse Floaters(d) – (continued)
	GNMA REMIC Series 2011-17, Class SA
	$325,537	5.668%	09/20/40	$46,832
	GNMA REMIC Series 2011-61, Class CS
	210,104	6.248	12/20/35	15,627
	GNMA REMIC Series 2011-79, Class AS
	71,751	5.678	07/20/37	1,507
	GNMA REMIC Series 2013-113, Class SD
	234,067	6.259	08/16/43	47,112
	GNMA REMIC Series 2013-134, Class DS
	162,982	5.668	09/20/43	26,557
	GNMA REMIC Series 2013-152, Class TS
	535,834	5.668	06/20/43	88,990
	GNMA REMIC Series 2014-133, Class BS
	661,760	5.168	09/20/44	97,767
	GNMA REMIC Series 2014-41, Class SA
	178,501	5.668	03/20/44	29,745
	GNMA REMIC Series 2015-110, Class MS
	1,248,881	5.278	08/20/45	190,297
	GNMA REMIC Series 2015-126, Class HS
	458,655	5.768	09/20/45	78,935

				2,150,766

	Sequential Fixed Rate – 0.2%
	FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
	256,593	2.779	09/25/22	267,871
	FHLMC Multifamily Structured Pass-Through Certificates Series K501, Class A2
	179,737	1.655	11/25/16	179,942
	FHLMC Multifamily Structured Pass-Through Certificates Series K707, Class A2
	100,000	2.220	12/25/18	102,371
	FHLMC Multifamily Structured Pass-Through Certificates Series K710, Class A2
	100,000	1.883	05/25/19	101,632
	FNMA REMIC Series 2012-111, Class B
	56,821	7.000	10/25/42	65,708
	FNMA REMIC Series 2012-153, Class B
	182,468	7.000	07/25/42	215,280

				932,804

	Sequential Floating Rate(d) – 2.1%
	Aire Valley Mortgages PLC Series 2007-1X, Class 2A2
EUR	982,199	0.026	09/20/66	1,085,015
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(a)
	767,610	2.750	04/20/20	855,994
	FNMA REMIC Series 2007-33, Class HF
	$39,390	0.783	04/25/37	39,187
	GS Mortgage Securities Trust Series 2007-GG10, Class A4
	5,277,217	5.794	08/10/45	5,435,533
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C
EUR	41,444	0.127	09/21/38	49,787
	Leek Finance PLC Series 2017X, Class A2C
	26,081	0.147	12/21/37	31,843
	Leek Finance PLC Series 2018X, Class A2B
	$165,776	0.830	09/21/38	174,507

	Mortgage-Backed Obligations – (continued)
	Sequential Floating Rate(d) – (continued)
	New Residential Mortgage Loan Trust Series 2015-1A, Class A1(a)
	696,737	3.750	04/25/52	715,682

				8,387,548

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$12,821,729

	Federal Agencies – 16.1%
	FHLMC – 0.6%
	$228,862	7.000%	02/01/39	$270,211
	2,000,000	3.500	03/01/46	2,095,886

				2,366,097

	FNMA – 14.2%
	2,950	6.000	11/01/18	3,362
	12,363	6.000	12/01/18	14,088
	11,653	6.000	04/01/19	13,278
	27,185	6.000	07/01/19	30,978
	315,257	6.000	04/01/22	359,230
	109,680	6.000	06/01/22	124,979
	158,151	6.000	04/01/23	180,210
	478,134	6.000	07/01/23	544,826
	175,338	6.000	11/01/23	199,794
	11,514	6.000	01/01/24	13,120
	3,290,618	6.000	02/01/24	3,754,423
	39,002	6.000	03/01/24	44,442
	499,779	6.000	04/01/24	569,490
	240,404	6.000	09/01/24	273,936
	996,283	6.000	10/01/24	1,135,248
	170,864	6.000	02/01/26	194,696
	367,370	6.000	04/01/26	418,612
	145,685	6.000	05/01/26	166,005
	142,207	6.000	07/01/26	162,043
	335,882	6.000	10/01/26	382,732
	101,766	6.000	02/01/27	115,960
	1,784,109	6.000	03/01/27	2,032,963
	155,229	6.000	04/01/27	176,881
	2,807,737	6.000	05/01/27	3,199,370
	1,445,352	6.000	06/01/27	1,646,954
	111,061	6.000	10/01/27	126,553
	132,462	6.000	01/01/28	150,938
	318,713	6.000	02/01/28	363,168
	189,333	6.000	03/01/28	215,742
	103,460	6.000	06/01/28	117,891
	17,646	6.000	08/01/28	20,107
	725,003	6.000	11/01/28	827,102
	3,349,918	6.000	12/01/28	3,817,176
	83,285	6.000	03/01/29	94,902
	193,392	6.000	09/01/29	220,367
	11,615	6.000	10/01/31	13,395
	13,022	6.000	11/01/32	15,015
	963,507	6.000	12/01/32	1,109,672
	13,650	6.000	11/01/34	15,731
	46,369	6.000	06/01/35	52,902
	779,040	6.000	10/01/35	891,911
	2,750,703	6.000	11/01/35	3,138,277

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$120,037	6.000%	12/01/35		$136,948
3,894	6.000	01/01/36		4,434
21,017	6.000	02/01/36		23,933
4,132	6.000	03/01/36		4,705
897,107	6.000	05/01/36		1,021,565
103,345	6.000	06/01/36		117,682
57,725	6.000	08/01/36		65,733
154,660	6.000	09/01/36		176,117
342,000	6.000	10/01/36		393,571
13,838	6.000	11/01/36		15,758
777,490	6.000	02/01/37		885,241
20,340	6.000	03/01/37		23,159
90,495	6.000	05/01/37		103,050
1,001,302	6.000	11/01/37		1,140,684
138,460	6.000	12/01/37		157,648
20,272	6.000	03/01/38		23,086
692,226	6.000	04/01/38		788,326
611,702	6.000	05/01/38		696,531
17,503	6.000	07/01/38		19,929
9,185	6.000	09/01/38		10,508
1,215,900	6.000	11/01/38		1,385,207
265,254	6.000	12/01/38		302,078
1,220,331	6.000	01/01/39		1,397,325
136,943	7.000	03/01/39		162,434
810,022	6.000	09/01/39		922,414
28,846	6.000	06/01/40		32,844
1,845,656	6.000	10/01/40		2,101,442
6,201,373	6.000	05/01/41		7,061,701
32,946	3.000	01/01/43		34,039
9,000,000	6.000	TBA-30yr	(f)	10,264,219

				56,420,780

GNMA – 1.3%
4,877,382	4.000	10/20/43		5,217,656

TOTAL FEDERAL AGENCIES				$64,004,533

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $76,617,878)				$76,826,262

Asset-Backed Securities – 14.6%
Auto – 0.7%
Ally Auto Receivables Trust Series 2015-SN1, Class A3
$600,000	1.210%	03/20/17		$600,208
Ally Master Owner Trust Series 2012-5, Class A
350,000	1.540	09/15/19		350,048
Ally Master Owner Trust Series 2015-2, Class A2
2,050,000	1.830	01/15/21		2,055,740

				3,005,996

Collateralized Loan Obligations – 7.8%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(a)(d)
980,462	0.979	11/01/18		972,671
ACIS CLO Ltd. Series 2013-1A, Class ACOM(a)(d)
600,000	1.543	04/18/24		570,720

Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
ACIS CLO Ltd. Series 2013-2A, Class A(a)(d)
71,936	0.821	10/14/22		70,858
ACIS CLO Ltd. Series 2013-2A, Class ACOM(a)(d)
629,195	1.019	10/14/22		614,221
ARES XII CLO Ltd. Series 2007-12A, Class A(a)(d)
1,077,903	1.023	11/25/20		1,061,841
B&M CLO Ltd. Series 2014-1A, Class A1(a)(d)
600,000	1.717	04/16/26		587,288
B&M CLO Ltd. Series 2014-1A, Class A2(a)(d)
100,000	2.267	04/16/26		94,443
Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)(d)
339,948	0.868	04/29/19		332,810
Brentwood CLO Corp. Series 2006-1A, Class A1A(a)(d)
350,835	0.599	02/01/22		345,498
Brentwood CLO Corp. Series 2006-1A, Class A1B(a)(d)
639,759	0.599	02/01/22		630,026
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(a)(d)
67,310	1.120	11/21/22		66,290
Crown Point CLO Ltd. Series 2013-2A, Class A1L(a)(d)
2,793,897	1.291	12/31/23		2,726,397
Crown Point CLO Ltd. Series 2013-2A, Class A2L(a)(d)
368,270	2.251	12/31/23		353,913
Crown Point CLO Ltd. Series 2013-2A, Class ACOM(a)(d)
1,200,000	0.000	12/31/23		1,167,737
Flagship CLO VI Series 2007-1A, Class A1A(a)(d)
235,471	0.717	06/10/21		232,637
Franklin CLO VI Ltd. Series 6A, Class A(a)(d)
838,842	0.574	08/09/19		808,001
Goldentree Loan Opportunities III Ltd. Series 2007-3A, Class A1BJ(a)(d)
2,300,000	0.896	05/01/22		2,227,844
Grayson CLO Ltd. Series 2006-1A, Class A1A(a)(d)
112,763	0.574	11/01/21		110,049
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(a)(d)
1,650,000	1.720	07/25/27		1,601,413
ICG US CLO Ltd. Series 2014-1A, Class ACOM(a)(d)
1,100,000	0.000	04/20/26		1,061,060
KKR Financial CLO Ltd. Series 2007-1A, Class A(a)(d)
484,036	0.712	05/15/21		481,604
KKR Financial CLO Ltd. Series 2013-1A, Class A1(a)(d)
2,750,000	1.471	07/15/25		2,693,235
Magnetite VIII Ltd. Series 2014-8A, Class A(a)(d)
950,000	1.801	04/15/26		947,386
OCP CLO Ltd. Series 2012-2A, Class ACOM(a)(d)
282,224	0.000	11/22/23		278,103
OCP CLO Ltd. Series 2014-5A, Class ACOM(a)(d)
1,500,000	0.000	04/26/26		1,442,250
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(a)
300,000	1.592	04/17/25		290,280
OFSI Fund VI Ltd. Series 2014-6A, Class ACOM(a)
1,050,000	0.000	03/20/25		1,010,100
Parallel Ltd. Series 2015-1A, Class A(a)(d)
1,250,000	1.767	07/20/27		1,220,679
Red River CLO Ltd. Series 1A, Class A(a)(d)
63,360	0.599	07/27/18		63,149

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount		Interest Rate		Maturity Date	Value
	Asset-Backed Securities – (continued)
	Collateralized Loan Obligations – (continued)
	Shackleton CLO Ltd. Series 2014-5A, Class A(a)(d)
	$1,300,000	1.844%		05/07/26	$1,292,041
	Shackleton CLO Ltd. Series 2014-5A, Class B1(a)(d)
	150,000	2.344		05/07/26	144,857
	SPS Servicer Advance Receivables Trust Series 2015-T2, Class AT2(a)
	1,600,000	2.620		01/15/47	1,600,350
	Westchester CLO Ltd. Series 2007-1X, Class A1A(d)
	116,966	0.554		08/01/22	115,491
	Whitehorse VIII Ltd. Series 2014-1A, Class A(a)(d)
	1,250,000	1.829		05/01/26	1,225,445
	Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class ACOM(a)(d)
	1,800,000	0.000		07/16/27	1,743,120
	Zais CLO 1 Ltd. Series 2014-1A, Class ACOM(a)(d)
	800,000	1.714		04/15/26	781,360

					30,965,167

	Home Equity(a)(d) – 0.1%
	Springleaf Mortgage Loan Trust Series 2013-2A, Class A
	290,250	1.780		12/25/65	289,357

	Student Loan(d) – 6.0%
	Access Group, Inc. Series 2006-1, Class A2
	208,131	0.739		08/25/23	206,571
	Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
	784,661	1.233		02/25/41	760,050
	Brazos Higher Education Authority, Inc. Series 2005-1, Class 1A3
	303,363	0.740		09/26/22	302,116
	Educational Services of America, Inc. Series 2012-1, Class A1(a)
	98,598	1.583		09/25/40	98,869
	Educational Services of America, Inc. Series 2014-1, Class A(a)
	1,253,706	1.133		02/25/39	1,228,205
	Educational Services of America, Inc. Series 2015-2, Class A(a)
	1,834,105	1.436		12/25/56	1,825,292
	EFS Volunteer No 3 LLC Series 2012-1, Class A2(a)
	496,880	1.433		02/25/25	494,029
	Goal Capital Funding Trust Series 2006-1, Class A3
	83,935	0.749		11/25/26	83,667
	Higher Education Funding I Series 2005-1, Class A4
	450,000	0.769		02/25/30	443,766
	Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1
	3,208,848	1.184		12/01/31	3,119,803
	Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2
	3,186,314	1.432		05/20/30	3,156,756
	Nelnet Student Loan Trust Series 2005-4, Class A3
	585,932	0.754		06/22/26	576,760
	Northstar Education Finance, Inc. Series 2012-1, Class A(a)
	197,008	1.133		12/26/31	189,380
	Pennsylvania Higher Education Assistance Agency Series 12-1A, Class A1(a)
	96,997	0.983		05/25/27	95,543
	SLC Student Loan Trust Series 2005-3, Class A3
	1,400,000	0.754		06/15/29	1,326,456

	Asset-Backed Securities – (continued)
	Student Loan(d) – (continued)
	SLC Student Loan Trust Series 2006-1, Class A4
	43,454	0.714		12/15/21	43,269
	SLM Student Loan Trust Series 2003-12, Class A5(a)
	996,901	0.914		09/15/22	991,222
	SLM Student Loan Trust Series 2003-14, Class A5
	296,903	0.849		01/25/23	292,427
	SLM Student Loan Trust Series 2004-1, Class A3
	1,234,813	0.829		04/25/23	1,219,024
	SLM Student Loan Trust Series 2004-8A, Class A5(a)
	1,372,174	1.119		04/25/24	1,356,519
	SLM Student Loan Trust Series 2005-5, Class A4
	1,400,000	0.759		10/25/28	1,316,906
	SLM Student Loan Trust Series 2006-2, Class A5
	2,567,627	0.729		07/25/25	2,532,369
	SLM Student Loan Trust Series 2006-8, Class A4
	41,417	0.699		10/25/21	41,325
	SLM Student Loan Trust Series 2006-9, Class A4
	107,996	0.689		10/25/22	107,730
	SLM Student Loan Trust Series 2008-4, Class A4
	500,000	2.269		07/25/22	500,593
	SLM Student Loan Trust Series 2012-3, Class A
	1,679,974	1.083		12/26/25	1,622,321
	Wachovia Student Loan Trust Series 2005-1, Class A5
	228,497	0.749		01/26/26	223,800

					24,154,768

	TOTAL ASSET-BACKED SECURITIES
	(Cost $58,719,427)				$58,415,288

	Foreign Debt Obligations – 2.7%
	Sovereign – 2.7%
	Dominican Republic
	$367,240	9.040%		01/23/18	$389,275
	200,000	7.500		05/06/21	217,000
	520,000	5.500	(a)	01/27/25	518,700
	200,000	7.450		04/30/44	210,000
	110,000	6.850		01/27/45	107,800
	Hungary Government Bond
	800,000	4.125		02/19/18	829,000
	Italy Buoni Poliennali Del Tesoro
EUR	1,145,225	2.350		09/15/19	1,433,085
	Republic of Indonesia
	600,000	6.875	(a)	01/17/18	649,500
	320,000	6.875		01/17/18	346,400
	200,000	5.875		01/15/24	225,000
	210,000	4.125		01/15/25	211,050
	800,000	4.750	(a)	01/08/26	838,000
	Republic of Turkey
	170,000	7.000		09/26/16	174,335
	Republic of Venezuela
	210,000	7.750		10/13/19	78,750
	110,000	6.000		12/09/20	36,850
	40,000	12.750		08/23/22	17,200
	70,000	9.000		05/07/23	24,500
	150,000	8.250		10/13/24	51,000

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Republic of Venezuela – (continued)
	$50,000	11.750%		10/21/26	$19,625
	110,000	9.250		09/15/27	44,000
	290,000	9.250		05/07/28	102,225
	100,000	11.950		08/05/31	39,500
	50,000	9.375		01/13/34	17,625
	Spain Government Inflation Linked Bond(a)
EUR	1,351,656	0.550		11/30/19	1,594,957
	United Mexican States
MXN	27,215,500	0.010		06/16/16	1,562,813
	4,051,153	5.000		06/16/16	234,972
	7,650,310	0.000	(g)	06/23/16	438,323
	$390,000	3.625		03/15/22	402,675
	20,000	6.050		01/11/40	23,450
	30,000	4.750		03/08/44	30,000
	50,000	5.550		01/21/45	55,375

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $10,813,717)				$10,922,985

	Municipal Debt Obligations – 1.8%
	Illinois – 1.0%
	Illinois State GO Bonds (Taxable) Series 2011
	$3,700,000	5.365%		03/01/17	$3,811,555

	Massachusetts – 0.4%
	Massachusetts State Development Finance Agency RB (Refunding-Taxable) (Simmons College) Series 2015 K-2
	1,715,000	1.800		10/01/16	1,715,737

	Puerto Rico – 0.4%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	45,000	6.000		07/01/38	30,262
	15,000	6.000		07/01/44	10,050
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	15,000	5.500		07/01/28	9,975
	20,000	5.750		07/01/37	13,300
	35,000	5.250		07/01/42	22,837
	15,000	6.000		07/01/47	10,012
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
	50,000	5.000		07/01/33	32,375
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
	10,000	5.750		07/01/41	5,975
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
	35,000	5.500		07/01/32	20,825
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
	10,000	5.875		07/01/36	5,988
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A
	10,000	6.000		07/01/34	5,988

	Municipal Debt Obligations – (continued)
	Puerto Rico – (continued)
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
	10,000	5.500		07/01/26	6,013
	65,000	5.500		07/01/39	38,675
	25,000	5.000		07/01/41	14,812
	Puerto Rico Commonwealth GO Bonds Series 2007 A
	20,000	5.250		07/01/37	11,875
	Puerto Rico Commonwealth GO Bonds Series 2014 A
	860,000	8.000		07/01/35	591,250
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A
	10,000	5.250		07/01/27	6,000
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(g)
	10,000	0.000		08/01/35	1,048
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(g)
	10,000	0.000		08/01/37	944
	10,000	0.000		08/01/38	884
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C
	5,000	5.250		08/01/40	3,038
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
	5,000	5.250		08/01/27	2,050
	120,000	0.000	(g)	08/01/32	46,504
	60,000	5.750		08/01/37	25,050
	5,000	6.375		08/01/39	2,131
	350,000	6.000		08/01/42	147,875
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
	25,000	0.000	(g)	08/01/33	6,635
	270,000	5.500		08/01/37	111,375
	505,000	5.375		08/01/39	207,050
	105,000	5.500		08/01/42	43,312
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
	20,000	5.375		08/01/38	8,200
	5,000	6.000		08/01/39	2,113
	450,000	5.250		08/01/41	183,375
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
	230,000	5.000		08/01/43	92,575
	20,000	5.250		08/01/43	8,150
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
	120,000	5.500		08/01/28	49,800

					1,778,321

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $7,834,526)				$7,305,613

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – 5.3%
United States Treasury Bonds
$359,000	3.625%	08/15/43	$436,260
600,000	3.625	02/15/44	728,238
100,000	3.000	11/15/44	107,942
United States Treasury Inflation Protected Securities
11,727,948	0.125	04/15/19	11,986,315
3,945,357	0.125 (h)	04/15/20	4,030,419
United States Treasury Note
3,800,000	1.500	03/31/23	3,787,840

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $20,677,332)			$21,077,014

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $393,416,681)			$392,470,671

Short-term Investments – 3.5%
Commercial Paper – 0.6%
Electricite De France SA
$2,300,000	1.557%	01/09/17	$2,272,698

Repurchase Agreements(i) – 2.9%
Joint Repurchase Agreement Account II
11,600,000	0.301	04/01/16	11,600,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $13,872,698)			$13,872,698

TOTAL INVESTMENTS – 101.9%
(Cost $407,289,379)			$406,343,369

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.9)%			(7,707,462)

NET ASSETS – 100.0%			$398,635,907

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $86,458,853, which represents approximately 21.7% of net assets as of March 31, 2016.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Pay-in-kind securities.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.
(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $10,264,219 which represents approximately 2.6% of net assets as of March 31, 2016.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(i)	Joint repurchase agreement was entered into on March 31, 2016. Additional information appears on page 89.

Currency Abbreviations:
AED	—United Arab Emirates Dirham
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Barclays Bank PLC	AUD	790,000	USD	594,837	$604,850	04/26/16	$10,011
	BRL	738,441	USD	198,000	205,126	04/04/16	7,126
	CAD	257,538	USD	197,000	198,305	04/26/16	1,305
	CNH	1,224,235	USD	178,521	187,964	09/01/16	9,443
	CNY	312,985	USD	47,386	48,308	05/19/16	922
	CNY	1,207,083	USD	178,273	185,354	08/05/16	7,081
	CNY	1,490,411	USD	221,392	228,690	08/16/16	7,298
	CNY	1,210,345	USD	181,701	185,692	08/18/16	3,991
	EUR	349,000	GBP	273,412	397,436	04/26/16	4,717
	EUR	318,697	SEK	2,938,437	362,927	04/26/16	641
	EUR	355,000	USD	396,554	404,269	04/26/16	7,715
	INR	12,639,115	USD	183,000	190,621	04/07/16	7,621
	INR	13,432,998	USD	199,000	202,266	04/18/16	3,266
	NZD	298,000	USD	197,522	205,693	04/26/16	8,171
	ZAR	1,209,105	USD	79,000	81,480	04/26/16	2,480
BNP Paribas SA	AUD	265,000	USD	198,366	202,893	04/26/16	4,527
	BRL	1,473,653	USD	379,000	409,355	04/04/16	30,355
	CHF	195,821	EUR	178,000	203,881	04/26/16	1,178
	CNH	4,069,578	USD	597,413	624,825	09/01/16	27,412
	EUR	356,000	GBP	277,851	405,408	04/26/16	6,313
	EUR	353,000	USD	395,421	401,992	04/26/16	6,571
	GBP	129,841	USD	184,269	186,499	04/26/16	2,230
	HUF	55,056,225	EUR	175,000	199,476	04/26/16	188
	INR	12,523,546	USD	187,703	188,979	04/04/16	1,276
	INR	36,717,612	USD	531,120	553,768	04/07/16	22,648
	MXN	107,805	USD	6,078	6,225	04/26/16	147
	MYR	751,789	USD	182,000	192,858	04/01/16	10,858
	MYR	1,489,200	USD	365,000	384,026	04/11/16	19,026
	MYR	747,380	USD	187,121	192,761	04/25/16	5,640
	NOK	1,918,834	USD	225,191	231,865	04/26/16	6,674
	NZD	1,314,309	USD	875,824	907,196	04/26/16	31,372
	PLN	776,000	EUR	179,211	207,886	04/26/16	3,803
	RUB	23,791,169	USD	344,811	352,987	04/11/16	8,176
	SEK	1,685,682	EUR	180,000	207,831	04/26/16	2,850
	TRY	565,627	USD	198,000	199,213	04/26/16	1,213
	TWD	25,616,535	USD	791,000	796,933	04/21/16	5,933
Citibank NA	BRL	360,933	USD	98,283	100,261	04/04/16	1,978
	CNH	5,121,293	USD	749,855	786,301	09/01/16	36,446
	COP	264,133,298	USD	82,329	88,024	04/04/16	5,694
	EUR	357,000	GBP	277,784	406,547	04/26/16	7,549
	EUR	176,000	NOK	1,652,746	200,426	04/26/16	715
	EUR	175,000	SEK	1,616,300	199,288	04/26/16	10
	GBP	1,181,239	USD	1,691,995	1,696,589	04/07/16	4,594
	GBP	66,938	USD	94,865	96,148	04/26/16	1,283
	IDR	2,634,967,566	USD	198,000	199,818	05/02/16	1,818
	INR	10,851,143	USD	163,495	163,655	04/07/16	160
	JPY	44,568,975	USD	395,000	396,329	04/26/16	1,329
	MYR	756,328	USD	181,000	194,022	04/01/16	13,022

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA (continued)	NOK	3,377,016	EUR	356,000	$408,067	04/26/16	$2,659
	NZD	619,991	USD	420,954	427,947	04/26/16	6,993
	RUB	13,539,435	USD	182,000	201,291	04/04/16	19,291
	RUB	25,516,969	USD	336,933	378,922	04/08/16	41,988
	RUB	31,779,736	USD	429,044	470,288	04/20/16	41,244
	RUB	18,584,788	USD	266,216	274,866	04/22/16	8,650
	RUB	34,073,618	USD	500,880	503,363	04/26/16	2,482
	SEK	140,470	EUR	15,122	17,319	04/26/16	99
	USD	79,412	NZD	114,913	79,318	04/26/16	94
	ZAR	1,227,510	USD	79,000	82,720	04/26/16	3,720
Credit Suisse International (London)	COP	237,666,100	USD	73,000	79,203	04/04/16	6,203
	COP	599,716,260	USD	198,000	199,638	05/02/16	1,638
	COP	742,188,398	USD	243,580	246,606	05/13/16	3,026
	EUR	167,000	CHF	180,437	190,482	06/15/16	2,183
	EUR	175,000	USD	197,971	199,288	04/26/16	1,317
	NZD	167,722	USD	110,636	115,769	04/26/16	5,133
	RUB	11,179,767	USD	159,000	165,729	04/14/16	6,729
	RUB	49,198,875	USD	696,063	728,484	04/18/16	32,420
	RUB	5,528,025	USD	79,000	81,688	04/25/16	2,688
	SEK	18,653,387	EUR	1,999,849	2,299,817	04/26/16	22,418
Deutsche Bank AG	BRL	1,180,123	USD	317,000	327,818	04/04/16	10,818
	CNH	2,432,349	USD	356,000	373,452	09/01/16	17,452
	CNY	1,471,437	USD	217,803	226,099	07/26/16	8,296
	CNY	1,252,074	USD	185,287	192,301	08/02/16	7,015
	CNY	614,008	USD	90,736	94,297	08/03/16	3,561
	HUF	140,411,127	USD	497,031	508,728	04/26/16	11,698
	IDR	2,419,017,510	USD	182,000	183,928	04/07/16	1,928
	IDR	2,627,430,300	USD	198,000	199,553	04/18/16	1,553
	INR	13,392,700	USD	199,000	201,659	04/18/16	2,659
	MXN	44,500,711	USD	2,490,386	2,569,499	04/26/16	79,113
	PLN	780,635	EUR	181,000	209,127	04/26/16	3,007
	USD	692,000	CNH	4,475,510	687,150	09/01/16	4,850
	USD	198,506	EUR	174,000	198,149	04/26/16	357
	USD	445,890	THB	15,516,957	440,806	04/26/16	5,084
	USD	120,000	ZAR	1,776,048	119,685	04/26/16	315
	ZAR	2,428,444	USD	158,000	163,649	04/26/16	5,649
HSBC Bank PLC	CNH	2,349,546	USD	348,000	360,738	09/01/16	12,738
	CNY	1,144,064	USD	169,894	176,979	04/14/16	7,085
	CNY	2,312,211	USD	339,787	355,580	07/14/16	15,792
	CNY	1,967,995	USD	291,264	302,625	07/15/16	11,361
	CNY	1,156,184	USD	170,441	177,718	07/21/16	7,277
	CNY	1,746,596	USD	258,430	268,253	08/02/16	9,824
	EUR	531,000	USD	593,788	604,696	04/26/16	10,908
	KRW	889,810,998	USD	735,442	776,598	04/08/16	41,156
	MYR	773,294	USD	199,000	199,450	05/04/16	450
	NOK	1,653,952	EUR	174,000	199,858	04/26/16	1,709
	RUB	28,067,650	USD	377,000	417,282	04/04/16	40,282
	SEK	10,042,425	EUR	1,074,757	1,238,153	04/26/16	14,234
	TRY	1,160,949	USD	397,000	408,885	04/26/16	11,885
	TWD	6,461,928	USD	198,000	201,023	04/18/16	3,023
	TWD	12,763,615	USD	396,000	397,104	04/26/16	1,104
	USD	292,203	KRW	333,988,504	291,494	04/08/16	709

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
JPMorgan Securities, Inc.	BRL	683,845	USD	182,000	$189,960	04/04/16	$7,960
	CNH	1,210,060	USD	178,000	185,787	09/01/16	7,787
	CNY	3,550,862	USD	519,563	546,174	07/11/16	26,612
	CNY	2,386,122	USD	349,628	366,996	07/12/16	17,367
	EUR	577,885	USD	648,474	658,578	05/19/16	10,104
	IDR	2,421,655,000	USD	180,721	183,483	04/04/16	2,762
	IDR	1,887,139,482	USD	142,050	143,487	04/07/16	1,436
	INR	12,206,339	USD	182,607	184,192	04/04/16	1,585
	MXN	13,884,448	USD	791,000	801,697	04/26/16	10,697
	MYR	813,731	USD	199,000	209,862	04/20/16	10,862
	MYR	808,707	USD	198,000	208,569	04/21/16	10,569
	PLN	6,167,905	USD	1,559,316	1,652,343	04/26/16	93,028
	RUB	5,883,258	USD	79,694	87,466	04/04/16	7,772
	USD	173,000	CNH	1,116,326	171,396	09/01/16	1,604
	USD	199,000	RUB	13,452,400	198,558	04/29/16	442
Morgan Stanley & Co.	BRL	2,470,288	USD	656,676	686,203	04/04/16	29,527
	CNH	682,175	USD	100,036	104,738	09/01/16	4,702
	COP	240,389,000	USD	73,000	80,111	04/04/16	7,111
	COP	457,418,000	USD	146,000	152,410	04/11/16	6,410
	COP	881,538,000	USD	278,000	293,688	04/15/16	15,688
	EUR	176,000	USD	198,417	200,426	04/26/16	2,009
	HUF	55,034,875	EUR	175,000	199,399	04/26/16	111
	MXN	12,712,539	USD	715,000	734,030	04/26/16	19,030
	MYR	690,812	USD	167,367	178,136	04/08/16	10,769
	NZD	295,000	USD	197,180	203,623	04/26/16	6,442
	PLN	1,559,361	EUR	362,000	417,743	04/26/16	5,503
	RUB	11,478,691	USD	158,000	170,308	04/11/16	12,308
	RUB	13,552,506	USD	198,000	200,497	04/21/16	2,497
	RUB	13,507,342	USD	198,000	199,369	04/29/16	1,369
	TRY	1,154,235	USD	397,000	406,520	04/26/16	9,520
Royal Bank of Canada	AUD	383,562	USD	286,845	293,668	04/26/16	6,823
	AUD	339,628	USD	258,245	260,006	04/28/16	1,761
	BRL	728,739	USD	181,374	202,431	04/04/16	21,057
	CAD	258,649	USD	199,000	199,160	04/26/16	160
	JPY	306,501,429	USD	2,709,944	2,725,561	04/26/16	15,617
	USD	197,000	BRL	707,981	196,665	04/04/16	335
	USD	199,000	MXN	3,418,826	197,405	04/26/16	1,595
State Street Bank and Trust	AUD	261,000	USD	196,825	199,830	04/26/16	3,005
	CHF	194,004	EUR	177,000	201,990	04/26/16	425
	EUR	178,000	SEK	1,643,225	202,704	04/26/16	107
	EUR	349,238	USD	391,600	397,707	04/26/16	6,107
	GBP	138,255	EUR	174,000	198,584	04/26/16	435
	GBP	72,788	USD	102,733	104,549	04/26/16	1,816
	MXN	3,539,812	USD	199,000	204,391	04/26/16	5,391
	NOK	3,155,465	EUR	334,000	381,190	06/15/16	226
	SEK	26,257,450	EUR	2,825,786	3,237,339	04/26/16	19,374
	USD	199,254	AUD	259,000	198,299	04/26/16	955
	USD	1,350,053	JPY	150,427,007	1,337,671	04/26/16	12,383
	ZAR	14,257,649	USD	914,128	960,801	04/26/16	46,674
Westpac Banking Corp.	AUD	221,850	USD	167,461	169,856	04/26/16	2,394
	CNH	2,432,553	USD	356,000	373,484	09/01/16	17,484
	EUR	723,087	USD	808,303	823,441	04/26/16	15,138

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Westpac Banking Corp. (continued)	IDR	2,421,655,000	USD	182,422	$183,924	04/18/16	$1,502
	MYR	489,209	USD	125,054	126,150	04/08/16	1,096
	NZD	756,707	USD	514,042	522,314	04/26/16	8,272
	USD	191,263	IDR	2,508,790,740	190,542	04/18/16	720
	USD	198,510	NZD	286,000	197,410	04/26/16	1,100
TOTAL							$1,454,178

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
	USD	181,000	CNH	1,197,496	$184,619	06/15/16	$(3,619)
Barclays Bank PLC	EUR	175,000	USD	199,301	199,288	04/26/16	(13)
	USD	198,000	CAD	262,502	202,127	04/26/16	(4,127)
	USD	47,386	CNH	312,985	48,320	05/19/16	(934)
	USD	178,273	CNH	1,206,370	185,481	08/05/16	(7,209)
	USD	221,392	CNH	1,489,525	228,886	08/16/16	(7,494)
	USD	181,701	CNH	1,209,437	185,827	08/18/16	(4,126)
	USD	1,080,328	CNH	7,242,762	1,112,022	09/01/16	(31,693)
	USD	198,871	EUR	175,000	199,288	04/26/16	(416)
	USD	198,114	NZD	294,000	202,932	04/26/16	(4,819)
	USD	435,021	TWD	14,260,000	443,612	04/18/16	(8,591)
	USD	683,379	TWD	22,523,482	700,755	04/26/16	(17,376)
BNP Paribas SA	AUD	518,000	USD	397,834	396,598	04/26/16	(1,237)
	CHF	181,297	EUR	166,324	189,197	06/15/16	(514)
	EUR	178,000	PLN	763,679	202,704	04/26/16	(1,881)
	HUF	2,864,228	EUR	9,145	10,377	04/26/16	(36)
	USD	182,000	BRL	707,068	196,411	04/04/16	(14,411)
	USD	395,681	EUR	350,000	398,575	04/26/16	(2,894)
	USD	182,000	INR	12,390,285	186,968	04/04/16	(4,968)
	USD	187,170	INR	12,523,546	188,572	04/18/16	(1,402)
	USD	361,893	JPY	41,039,399	364,942	04/26/16	(3,049)
	USD	100,633	KRW	116,791,174	101,932	04/08/16	(1,298)
	USD	465,334	KRW	543,272,903	473,899	04/28/16	(8,565)
	USD	187,079	MYR	747,380	191,727	04/01/16	(4,648)
	USD	134,650	SEK	1,122,586	138,406	04/26/16	(3,756)
Citibank NA	EUR	175,116	CHF	191,643	199,419	04/26/16	(111)
	EUR	305,233	SEK	2,831,334	347,596	04/26/16	(1,486)
	GBP	277,896	EUR	352,000	399,159	04/26/16	(1,694)
	IDR	2,609,469,090	USD	199,000	198,269	04/14/16	(731)
	USD	678,653	AUD	914,269	699,994	04/26/16	(21,341)
	USD	98,283	BRL	356,790	99,110	04/04/16	(828)
	USD	662,780	CAD	884,573	681,124	04/26/16	(18,344)
	USD	161,072	CNH	1,053,298	161,719	09/01/16	(647)
	USD	148,208	COP	499,534,040	166,355	04/28/16	(18,147)
	USD	762,964	EUR	688,041	783,531	04/26/16	(20,567)
	USD	1,845,020	GBP	1,290,881	1,854,065	04/07/16	(9,045)
	USD	317,329	IDR	4,306,156,992	327,415	04/07/16	(10,085)
	USD	163,200	INR	10,851,143	163,390	04/18/16	(190)
	USD	87,097	JPY	9,883,744	87,891	04/26/16	(794)
	USD	182,000	KRW	219,382,800	191,470	04/08/16	(9,470)

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (continued)	USD	182,000	KRW	220,135,370	$192,112	04/11/16	$(10,112)
	USD	175,083	KRW	215,208,990	187,743	04/25/16	(12,659)
	USD	288,549	MYR	1,180,021	304,286	04/08/16	(15,737)
	USD	198,000	MYR	798,801	206,031	04/28/16	(8,031)
	USD	353,589	MYR	1,492,853	385,040	05/04/16	(31,451)
	USD	503,824	RUB	34,073,618	506,573	04/04/16	(2,749)
	USD	87,119	SEK	727,831	89,736	04/26/16	(2,616)
	USD	1,234,130	SGD	1,707,481	1,266,674	04/26/16	(32,543)
	USD	179,656	TWD	5,969,962	185,708	04/14/16	(6,053)
	USD	365,969	TWD	12,018,427	373,884	04/19/16	(7,915)
	USD	79,000	ZAR	1,199,613	80,840	04/26/16	(1,840)
Credit Suisse International (London)	EUR	181,000	CHF	198,251	206,120	04/26/16	(291)
	GBP	138,978	EUR	176,000	199,622	04/26/16	(804)
	JPY	8,915,234	USD	79,482	79,279	04/26/16	(203)
	USD	126,947	CAD	168,418	129,682	04/26/16	(2,736)
	USD	244,947	COP	742,188,398	247,337	04/04/16	(2,391)
	USD	79,000	RUB	5,429,986	80,401	04/18/16	(1,401)
	USD	79,000	RUB	5,383,076	79,615	04/22/16	(615)
Deutsche Bank AG	EUR	178,000	PLN	762,045	202,704	04/26/16	(1,443)
	EUR	180,000	SEK	1,675,930	204,981	04/26/16	(1,648)
	IDR	4,210,242,420	USD	321,000	319,993	04/11/16	(1,007)
	IDR	2,591,406,180	USD	198,000	196,757	04/21/16	(1,243)
	MXN	3,410,996	USD	198,000	196,953	04/26/16	(1,047)
	USD	217,803	CNH	1,470,619	226,227	07/26/16	(8,424)
	USD	185,287	CNH	1,251,240	192,410	08/02/16	(7,124)
	USD	90,736	CNH	613,645	94,359	08/03/16	(3,623)
	USD	1,171,739	CNH	7,823,485	1,201,184	09/01/16	(29,444)
	USD	166,820	IDR	2,285,438,400	173,456	04/25/16	(6,636)
	USD	395,000	KRW	460,035,960	401,323	04/25/16	(6,323)
	USD	403,204	MXN	7,272,382	417,757	06/23/16	(14,553)
	USD	159,000	ZAR	2,395,805	161,449	04/26/16	(2,449)
HSBC Bank PLC	KRW	333,988,504	USD	292,076	291,363	04/25/16	(713)
	USD	95,295	AUD	127,739	97,801	04/26/16	(2,506)
	USD	198,000	BRL	720,573	200,163	04/04/16	(2,163)
	USD	169,894	CNH	1,145,084	177,053	04/14/16	(7,159)
	USD	339,787	CNH	2,311,914	355,868	07/14/16	(16,081)
	USD	291,264	CNH	1,967,398	302,822	07/15/16	(11,558)
	USD	170,441	CNH	1,155,928	177,865	07/21/16	(7,424)
	USD	258,430	CNH	1,745,733	268,451	08/02/16	(10,022)
	USD	1,014,062	CNH	6,827,512	1,048,266	09/01/16	(34,204)
	USD	396,500	HKD	3,076,170	396,625	04/26/16	(125)
	USD	434,810	INR	30,014,948	452,680	04/07/16	(17,870)
	USD	113,007	MYR	475,478	121,975	04/01/16	(8,968)
	USD	198,000	SGD	271,479	201,393	04/26/16	(3,393)
	USD	96,525	TWD	3,180,032	98,928	04/19/16	(2,403)
JPMorgan Securities, Inc.	IDR	1,678,829,972	USD	127,765	127,417	04/25/16	(348)
	NZD	288,000	USD	198,802	198,791	04/26/16	(11)
	USD	1,437,084	CNH	9,395,365	1,452,066	04/26/16	(14,982)
	USD	519,563	CNH	3,552,249	546,876	07/11/16	(27,314)
	USD	349,628	CNH	2,387,087	367,478	07/12/16	(17,850)
	USD	499,000	CNH	3,304,232	507,317	09/01/16	(8,317)
	USD	395,714	EUR	352,000	400,852	04/26/16	(5,139)

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
JPMorgan Securities, Inc. (continued)	USD	6,089,783	EUR	5,426,889	$6,184,674	05/19/16	$(94,890)
	USD	249,763	IDR	3,325,339,229	252,737	04/11/16	(2,975)
	USD	198,000	IDR	2,638,607,400	200,180	04/29/16	(2,180)
	USD	141,677	IDR	1,887,139,482	143,108	05/02/16	(1,431)
	USD	182,000	KRW	219,648,520	191,702	04/08/16	(9,702)
	USD	397,000	MXN	7,073,302	408,417	04/26/16	(11,417)
	USD	197,000	MYR	789,990	203,751	04/25/16	(6,751)
	USD	192,527	SEK	1,655,000	203,998	04/19/16	(11,471)
	USD	126,473	SEK	1,052,420	129,755	04/26/16	(3,282)
	USD	177,908	TWD	5,935,021	184,617	04/12/16	(6,708)
Morgan Stanley & Co.	COP	240,160,000	USD	80,000	79,919	05/04/16	(81)
	EUR	351,000	PLN	1,497,173	399,714	04/26/16	(1,369)
	HUF	56,928,550	EUR	183,050	206,260	04/26/16	(2,195)
	USD	2,468,000	AED	9,122,962	2,478,254	12/07/16	(10,254)
	USD	931,651	BRL	3,511,972	975,565	04/04/16	(43,914)
	USD	182,000	INR	12,339,600	186,203	04/04/16	(4,203)
	USD	395,000	JPY	44,585,625	396,477	04/26/16	(1,477)
	USD	199,000	KRW	237,009,000	206,815	04/15/16	(7,815)
	USD	197,000	KRW	228,421,500	199,269	04/25/16	(2,269)
	USD	594,000	MXN	10,331,343	596,539	04/26/16	(2,539)
	USD	1,490,547	MXN	26,949,091	1,548,965	06/16/16	(58,417)
	USD	68,000	MYR	285,260	73,178	04/01/16	(5,178)
	USD	355,226	MYR	1,436,476	370,469	04/20/16	(15,243)
	USD	197,195	NZD	294,000	202,932	04/26/16	(5,738)
	USD	181,000	RUB	13,416,725	199,467	04/04/16	(18,467)
	USD	79,000	RUB	5,368,176	79,394	04/22/16	(394)
	USD	182,000	TWD	5,961,556	185,439	04/11/16	(3,439)
Royal Bank of Canada	CAD	513,947	USD	396,000	395,741	04/26/16	(259)
	GBP	139,429	EUR	176,000	200,270	04/26/16	(156)
	USD	396,000	BRL	1,430,776	397,445	04/04/16	(1,445)
	USD	364,000	CAD	485,125	373,548	04/26/16	(9,548)
	USD	1,670,641	EUR	1,502,557	1,711,091	04/26/16	(40,450)
	USD	374,391	JPY	42,421,072	377,329	05/06/16	(2,939)
	USD	354,232	MXN	6,385,201	368,201	05/10/16	(13,970)
	USD	800,112	TRY	2,370,411	834,856	04/26/16	(34,744)
State Street Bank and Trust	EUR	178,000	SEK	1,646,986	202,704	04/26/16	(356)
	USD	1,986,536	AUD	2,677,272	2,049,807	04/26/16	(63,271)
	USD	194,297	CAD	258,567	199,098	04/26/16	(4,800)
	USD	79,054	EUR	71,198	81,079	04/26/16	(2,025)
Westpac Banking Corp.	USD	325,576	AUD	428,480	328,058	04/26/16	(2,482)
	USD	500,000	CNH	3,333,834	511,862	09/01/16	(11,862)
	USD	197,438	EUR	174,000	198,149	04/26/16	(711)
	USD	182,354	IDR	2,421,655,000	183,483	04/04/16	(1,129)
	USD	175,808	IDR	2,377,450,000	180,567	04/18/16	(4,759)
	USD	439,154	INR	30,192,921	455,364	04/07/16	(16,210)
	USD	93,023	MYR	385,468	99,402	04/11/16	(6,379)
	USD	125,028	MYR	489,209	126,168	04/20/16	(1,140)
	USD	1,022,027	NZD	1,518,204	1,047,935	04/26/16	(25,908)
	USD	467,898	TWD	15,326,000	476,748	04/14/16	(8,850)
TOTAL							$(1,263,409)

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At March 31, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FHLMC (Proceeds Received: $(2,080,313))	3.500%	TBA-30yr	04/13/16	$(2,000,000)	$(2,093,984)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 10 year Government Bonds	15	June 2016	$1,505,741	$10,040
Ultra Long U.S. Treasury Bonds	(6)	June 2016	(1,035,187)	(1,746)
2 Year U.S. Treasury Notes	189	June 2016	41,343,750	14,748
5 Year U.S. Treasury Notes	366	June 2016	44,346,047	314,214
10 Year U.S. Treasury Notes	(86)	June 2016	(11,213,594)	(51,857)
20 Year U.S. Treasury Bonds	(5)	June 2016	(822,187)	(5,694)
TOTAL				$279,705

SWAP CONTRACTS — At March 31, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)(b)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
MXN	25,450	11/07/16	3.910%	Mexico Interbank TIIE 28 Days	$4	$(3,369)
	10,820	11/08/16	3.920	Mexico Interbank TIIE 28 Days	1	(1,404)
	21,890	11/09/16	3.900	Mexico Interbank TIIE 28 Days	4	(3,013)
SEK	58,530	06/15/18	0.050	3 month STIBOR	56,629	(4,828)
EUR	4,650	02/17/19	6 month EURO	0.086%	398	(3,120)
	2,050	02/09/20	6 month EURO	0.100	(1,194)	(2,587)
	6,530	02/26/20	0.050	6 month EURO	2,738	662
GBP	1,430	02/16/21	6 month BP	1.160	(4,540)	2,512
	10,650	06/15/21	3 month LIBOR	2.000	(310,589)	(90,943)
CAD	22,270	06/15/21	1.000	6 month CDOR	1,639	1,511
AUD	2,450	06/15/21	2.500	6 month AUDOR	6,411	8,142
SEK	67,070	06/15/21	3 month STIBOR	0.500	(60,455)	846
GBP	1,920	06/15/21	6 month BP	1.750	(101,395)	4,163
	1,140	12/11/22	6 month BP	1.940	(3,982)	(47,995)
EUR	690	02/09/23	0.500	6 month EURO	768	5,295
	5,350	06/15/23	0.750	6 month EURO	176,158	33,994
JPY	1,027,100	06/15/23	6 month JYOR	0.100	(46,204)	(2,628)
GBP	1,400	02/16/25	1.570	6 month BP	11,817	(2,406)
EUR	1,140	05/11/25	1.567	6 month EURO	35,483	9,774
	6,290	05/11/25	1.567	6 month EURO	(6,204)	255,906
	2,690	09/16/25	2.000	6 month EURO	50,865	109,764
	1,960	09/16/25	6 month BP	2.750	(167,451)	39,598
	1,027,630	12/16/25	6 month JYOR	1.000	(342,212)	40,144
EUR	6,940	01/06/26	1.550	6 month EURO	377,179	(166,367)
AUD	1,880	03/24/26	3.100	6 month AUDOR	6,084	4,609

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

			Rates Exchanged		Market Value
Notional Amount (000s)(b)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	14,010	06/15/26	1.000%	6 month EURO	$668,850	$14,597
	$4,370	06/15/26	3 month LIBOR	2.250%	(157,809)	(76,202)
NZD	4,280	06/15/26	3 month NZDOR	3.000	32,481	(29,273)
SEK	28,040	06/15/26	3 month STIBOR	1.250	(14,141)	(4,519)
AUD	8,590	06/15/26	3.000	6 month AUDOR	172,778	48,419
	1,350	06/16/26	3.000	6 month AUDOR	21,115	13,627
	$4,080	12/15/26	2.500	3 month LIBOR	38,103	12,059
	2,000	12/11/27	2.190	6 month BP	12,422	131,142
	1,020	12/11/32	6 month BP	2.250	(6,556)	(87,263)
GBP	400	02/16/33	6 month BP	1.820	(5,244)	2,951
	2,260	05/11/35	6 month EURO	1.695	(41,682)	(106,034)
	$3,730	12/17/35	3.000	3 month LIBOR	140,245	6,392
	468,410	12/17/35	6 month JYOR	2.000	(411,466)	(49,666)
JPY	120,460	03/30/36	6 month JYOR	0.900	(2,336)	(1,516)
	49,360	06/15/36	6 month JYOR	0.500	442	104
EUR	1,160	12/19/45	1.250	6 month EURO	(171)	14,936
	3,680	12/19/45	2.750	3 month LIBOR	76,193	333
	511,210	12/19/45	6 month JYOR	2.000	(333,082)	(139,503)
GBP	1,950	01/05/46	6 month BP	2.250	(75,487)	(117,813)
	$200	06/15/46	2.500	3 month LIBOR	15,664	697
GBP	2,900	06/15/46	6 month BP	2.000	(366,892)	10,145
	TOTAL				$(554,621)	$(168,127)

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2016.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments

March 31, 2016

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2016, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 1, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Inflation Protected Securities	$300,000	$300,003	$306,000
Limited Maturity Obligations	1,400,000	1,400,012	1,428,000
Short Duration Income Fund	11,600,000	11,600,097	11,832,001

REPURCHASE AGREEMENTS — At March 31, 2016, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Inflation Protected Securities	Limited Maturity Obligations	Short Duration
BNP Paribas Securities Co.	0.310%	$74,061	$345,616	$2,863,674
Citigroup Global Markets, Inc.	0.330	58,974	275,213	2,280,333
Merrill Lynch & Co., Inc.	0.300	55,874	260,747	2,160,482
Merrill Lynch & Co., Inc.	0.280	111,091	518,424	4,295,511
TOTAL		$300,000	$1,400,000	$11,600,000

At March 31, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	3.050% to 3.340%	10/18/27 to 02/01/33
Federal Home Loan Banks	2.750 to 5.500	06/08/18 to 07/15/36
Federal Home Loan Mortgage Corp.	3.000 to 6.000	04/01/22 to 10/01/45
Federal National Mortgage Association	3.500 to 6.000	12/01/17 to 09/01/44
Government National Mortgage Association	3.500 to 10.000	04/05/18 to 09/20/45
United States Treasury Note	0.625 to 2.875	03/31/18 to 11/15/25
United States Treasury Stripped Securities	0.000	02/15/31 to 02/15/45

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2016

Enhanced Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $436,638,315, $403,582,101, $369,518,462, $172,319,491, $12,750,048, $1,399,571,216 and $395,689,379)	$437,718,189
Investments of affiliated issuers, at value (cost $13,611,674, $41,191,012, $845,857, $0, $0, $52,021,460 and $0)	13,611,674
Repurchase agreement, at value which equals cost	—
Cash	4,705,748
Foreign currencies, at value (cost $0, $0, $0, $0, $0, $0 and $13,058, respectively)	—
Unrealized gain on swap contracts	—
Unrealized gain on forward foreign currency exchange contracts	—
Variation margin on certain derivative contracts	—
Receivables:
Investments sold	5,259,618
Fund shares sold	1,786,326
Interest	1,739,522
Reimbursement from investment adviser	20,459
Investments sold on an extended-settlement basis	—
Due from broker — upfront payment	—
Collateral on certain derivative contracts(a)	—
Other assets	2,318
Total assets	464,843,854

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	—
Variation margin on certain derivative contracts	162,478
Forward sale contracts, at value (proceeds received $0, $8,247,969, $4,181,406, $0, $0, $28,108,594 and $2,080,313, respectively)	—
Payables:
Fund shares redeemed	4,988,713
Management fees	95,235
Distribution and Service fees and Transfer Agency fees	25,368
Income distribution	17,376
Investments purchased	4,061
Collateral on certain derivative contracts	—
Investments purchased on an extended — settlement basis	—
Accrued expenses	113,434
Total liabilities	5,406,665

Net Assets:
Paid-in capital	476,440,138
Undistributed (distributions in excess of) net investment income	683,267
Accumulated net realized gain (loss)	(18,193,520)
Net unrealized gain (loss)	507,304
NET ASSETS	$459,437,189
Net Assets:
Class A	$35,378,355
Class C	—
Institutional	423,278,182
Administration	147,234
Service	—
Class IR	623,362
Class R	—
Class R6	10,056
Total Net Assets	$459,437,189
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	3,761,203
Class C	—
Institutional	45,046,840
Administration	15,618
Service	—
Class IR	66,396
Class R	—
Class R6	1,070
Net asset value, offering and redemption price per share:(b)
Class A	$9.41
Class C	—
Institutional	9.40
Administration	9.43
Service	—
Class IR	9.39
Class R	—
Class R6	9.40

(a)	Segregated for initial margin/or collateral on swap transactions of $1,873,664 and $1,754,587 for the Short Duration Government and Short Duration Income Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds is $9.55, $15.62, $8.76, $10.85, $10.25 and $10.11, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Limited Maturity Obligations Fund	Short Duration Government Fund	Short Duration Income Fund

$415,609,195	$367,931,189	$177,769,228	$12,747,730	$1,418,227,015	$394,743,369
41,191,012	845,857	—	—	52,021,460	—
—	—	300,000	2,340,000	—	11,600,000
4,190,910	3,899,863	6,335	70,382	14,543,995	79,885
—	—	—	—	—	13,306
—	—	58,594	—	—	—
—	—	—	—	—	1,454,178
—	—	—	—	—	42,603

715,743	240,729	—	—	453,636	1,014
516,906	922,917	761,423	—	1,291,952	1,841,036
1,474,011	499,818	216,559	26,546	4,544,070	2,619,143
51,226	17,762	26,515	4,305	68,432	93,940
17,569,984	4,181,406	—	—	28,108,594	28,201,139
—	—	—	—	—	20,731
—	—	—	—	1,873,664	1,754,587
1,775	3,211	498	76	5,315	2,939
481,320,762	378,542,752	179,139,152	15,189,039	1,521,138,133	442,467,870

—	—	—	—	—	1,263,409
65,836	81,985	24,981	—	1,127,381	10,533
8,306,211	4,194,375	—	—	28,289,610	2,093,984

1,797,479	1,167,908	303,875	—	3,130,364	443,501
177,074	97,418	38,341	1,918	511,272	131,602
82,208	15,990	28,127	133	120,362	15,826
129,685	3,720	44	—	113,761	3,303
4,402	2,797	—	—	13,237	—
10,000	—	—	—	40,000	—
70,140,097	—	—	—	68,045,668	39,700,831
193,004	135,347	87,867	80,029	202,821	168,974
80,905,996	5,699,540	483,235	82,080	101,594,476	43,831,963

397,471,479	406,114,233	192,668,589	15,108,056	1,426,429,854	403,824,814
1,271,694	(167,901)	(541,853)	160	8,105,601	(687,008)
(10,339,588)	(31,375,814)	(18,865,695)	1,061	(27,479,196)	(3,846,358)
12,011,181	(1,727,306)	5,394,876	(2,318)	12,487,398	(655,541)
$400,414,766	$372,843,212	$178,655,917	$15,106,959	$1,419,543,657	$398,635,907

$159,879,561	$10,680,216	$39,524,780	$—	$173,879,240	$7,001,409
11,743,494	—	6,419,601	—	33,934,111	886,364
147,394,098	360,939,037	119,876,029	15,081,848	1,089,296,717	390,350,668
—	—	—	25,111	—	—
54,939,817	550,852	—	—	30,607,804	—
4,676,291	663,141	2,697,158	—	17,849,699	362,509
21,688,196	—	10,128,119	—	—	24,895
93,309	9,966	10,230	—	73,976,086	10,062
$400,414,766	$372,843,212	$178,655,917	$15,106,959	$1,419,543,657	$398,635,907

10,635,059	1,237,350	3,787,443	—	17,219,609	702,897
781,165	—	622,293	—	3,382,764	88,977
9,819,464	41,834,098	11,365,036	1,508,815	108,201,370	39,129,096
—	—	—	2,512	—	—
3,664,376	63,546	—	—	3,044,903	—
311,268	77,017	257,041	—	1,766,522	36,353
1,444,428	—	973,072	—	—	2,495
6,218	1,155	970	—	7,349,511	1,009

$15.03	$8.63	$10.44	$—	$10.10	$9.96
15.03	—	10.32	—	10.03	9.96
15.01	8.63	10.55	10.00	10.07	9.98
—	—	—	10.00	—	—
14.99	8.67	—	—	10.05	—
15.02	8.61	10.49	—	10.10	9.97
15.02	—	10.41	—	—	9.98
15.01	8.63	10.55	—	10.07	9.97

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2016

Enhanced Income Fund
Investment income:
Interest	$5,273,512
Dividends — affiliated issuers	8,964
Total investment income	5,282,476

Expenses:
Management fees	1,197,561
Transfer Agency fees(a)	222,649
Custody, accounting and administrative services	144,431
Professional fees	104,746
Distribution and Service fees(a)	85,133
Registration fees	44,372
Printing and mailing costs	33,427
Trustee fees	24,082
Administration share fees	406
Service Share fees — Service Plan	—
Service Share fees — Shareholder Administration Plan	—
Other	6,292
Total expenses	1,863,099
Less — expense reductions	(89,008)
Net expenses	1,774,091
NET INVESTMENT INCOME	3,508,385

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	448,229
Futures contracts	(1,666,089)
Written options	—
Swap contracts	—
Forward foreign currency exchange contracts	—
Foreign currency transactions	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	256,254
Futures contracts	(117,145)
Swap contracts	—
Forward foreign currency exchange contracts	—
Foreign currency translation	—
Net realized and unrealized gain (loss)	(1,078,751)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,429,634

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Administration	Service	Class IR	Class R	Class R6(c)
85,133	—	—	44,269	—	177,747	65	—	566	—	2
416,106	118,974	110,212	216,375	15,467	59,932	—	21,770	5,273	28,655	9
36,451	—	—	18,954	—	173,423	—	110	1,036	—	2
91,757	72,325	39,620	47,714	9,403	36,847	—	—	3,190	10,301	2
—	—	—	—	—	1,141	4	—	—	—	—
502,343	343,715	—	261,218	44,683	451,387	—	12,965	19,641	—	5,076
15,642	8,584	70	8,134	1,116	131,619	—	—	457	19	2

(c)	Commenced operations on July 31, 2015.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Limited Maturity Obligations Fund	Short Duration Government Fund	Short Duration Income Fund

$9,031,917	$4,081,967	$2,018,569	$93,189	$19,154,308	$7,939,130
9,375	10,980	—	—	31,866	—
9,041,292	4,092,947	2,018,569	93,189	19,186,174	7,939,130

2,207,179	1,796,870	483,245	28,595	6,965,037	1,346,136
347,481	193,525	107,457	1,145	794,970	141,347
216,801	171,384	58,262	30,290	251,128	256,159
120,027	116,398	101,975	103,653	114,097	133,970
645,292	36,451	203,702	—	846,058	24,296
80,699	86,809	68,918	28,814	127,204	89,296
90,919	33,266	20,693	24,548	78,179	22,855
23,866	22,096	21,174	22,663	21,470	23,662
—	—	—	62	—	—
136,059	692	—	—	81,032	—
136,059	692	—	—	81,032	—
10,087	6,011	1,235	257	43,595	11,945
4,014,469	2,464,194	1,066,661	240,027	9,403,802	2,049,666
(603,620)	(814,824)	(293,121)	(218,392)	(1,508,464)	(493,343)
3,410,849	1,649,370	773,540	21,635	7,895,338	1,556,323
5,630,443	2,443,577	1,245,029	71,554	11,290,836	6,382,807

1,424,530	(79,815)	(146,067)	2,737	4,238,584	(4,729,469)
2,452,593	(751,145)	275,002	—	(65,404)	2,258,884
(130,060)	—	—	—	—	—
(2,258)	(579,944)	104,557	—	(2,037,348)	1,355,711
—	—	—	—	—	(158,660)
—	—	—	—	—	378,842

(3,343,469)	(4,102,949)	1,541,591	(1,181)	(1,356,317)	(786,238)
(4,215)	(295,322)	(163,919)	—	(2,088,100)	(82,365)
360,165	1,057,306	146,615	—	(1,142,285)	(897,422)
—	—	—	—	—	840
—	—	—	—	—	484
757,286	(4,751,869)	1,757,779	1,556	(2,450,870)	(2,659,393)
$6,387,729	$(2,308,292)	$3,002,808	$73,110	$8,839,966	$3,723,414

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund
	For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2015
From operations:
Net investment income	$3,508,385	$2,043,906
Net realized gain (loss)	(1,217,860)	(1,694,506)
Net change in unrealized gain (loss)	139,109	(999,980)
Net increase (decrease) in net assets resulting from operations	2,429,634	(650,580)

Distributions to shareholders:
From net investment income
Class A Shares	(133,806)	(25,499)
Class B Shares(a)	—	—
Class C Shares	—	—
Institutional Shares	(3,267,173)	(2,000,258)
Administration Shares	(784)	(264)
Service Shares	—	—
Class IR Shares	(2,775)	(1,643)
Class R Shares	—	—
Class R6 Shares(b)	(48)	—
Total distributions to shareholders	(3,404,586)	(2,027,664)

From share transactions:
Proceeds from sales of shares	171,894,314	254,212,617
Reinvestment of distributions	3,255,022	1,923,619
Cost of shares redeemed	(208,732,063)	(319,292,198)
Net increase (decrease) in net assets resulting from share transactions	(33,582,727)	(63,155,962)
TOTAL INCREASE (DECREASE)	(34,557,679)	(65,834,206)

Net assets:
Beginning of year	493,994,868	559,829,074
End of year	$459,437,189	$493,994,868
Undistributed (distributions in excess of) net investment income	$683,267	$448,282

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund		High Quality Floating Rate Fund
For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2015

$5,630,443	$5,840,569	$2,443,577	$1,690,534
3,744,805	1,680,589	(1,410,904)	(3,330,819)
(2,987,519)	10,673,339	(3,340,965)	546,528
6,387,729	18,194,497	(2,308,292)	(1,093,757)

(2,650,376)	(2,564,428)	(32,428)	(40,118)
—	(16,675)	—	—
(100,259)	(88,744)	—	—
(2,899,391)	(3,260,768)	(2,432,738)	(1,598,305)
—	—	—	—
(777,594)	(658,503)	(357)	(66)
(74,576)	(67,343)	(3,805)	(3,820)
(295,885)	(246,630)	—	—
(833)	—	(37)	—
(6,798,914)	(6,903,091)	(2,469,365)	(1,642,309)

110,333,684	125,395,143	221,160,610	478,400,986
5,366,335	5,378,332	2,348,637	1,353,696
(174,925,596)	(171,196,123)	(369,245,310)	(377,995,273)
(59,225,577)	(40,422,648)	(145,736,063)	101,759,409
(59,636,762)	(29,131,242)	(150,513,720)	99,023,343

460,051,528	489,182,770	523,356,932	424,333,589
$400,414,766	$460,051,528	$372,843,212	$523,356,932
$1,271,694	$1,064,064	$(167,901)	$(356,161)

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Inflation Protected Securities Fund
	For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2015
From operations:
Net investment income (loss)	$1,245,029	$(112,874)
Net realized gain (loss)	233,492	(705,745)
Net change in unrealized gain (loss)	1,524,287	4,035,679
Net increase in net assets resulting from operations	3,002,808	3,217,060

Distributions to shareholders:
From net investment income
Class A Shares	(116,307)	(435,645)
Class C Shares	(11,972)	(85,274)
Institutional Shares	(346,238)	(1,177,192)
Administration Shares	—	—
Service Shares	—	—
Class IR Shares	(9,256)	(25,440)
Class R Shares	(19,841)	(55,213)
Class R6 Shares(a)	(28)	—
From net realized gains
Institutional Shares	—	—
Administration Shares	—	—
Return of capital
Class A Shares	(99,357)	—
Class C Shares	(10,228)	—
Institutional Shares	(295,782)	—
Class IR Shares	(7,907)	—
Class R Shares	(16,949)	—
Class R6 Shares(a)	(24)	—
Total distributions to shareholders	(933,889)	(1,778,764)

From share transactions:
Proceeds from sales of shares	95,028,833	66,147,736
Reinvestment of distributions	704,259	1,432,221
Cost of shares redeemed	(48,833,942)	(85,654,399)
Net increase (decrease) in net assets resulting from share transactions	46,899,150	(18,074,442)
TOTAL INCREASE (DECREASE)	48,968,069	(16,636,146)

Net assets:
Beginning of year	129,687,848	146,323,994
End of year	$178,655,917	$129,687,848
Undistributed (distributions in excess of) net investment income	$(541,853)	$(1,802,856)

(a)	Commenced operations on July 31, 2015.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Limited Maturity Obligations Fund		Short Duration Government Fund		Short Duration Income Fund
For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2016	For the Fiscal Year Ended March 31, 2015

$71,554	$34,698	$11,290,836	$12,530,593	$6,382,807	$2,932,853
2,737	(496)	2,135,832	(14,508,586)	(894,692)	(1,042,459)
(1,181)	(239)	(4,586,702)	10,114,595	(1,764,701)	63,782
73,110	33,963	8,839,966	8,136,602	3,723,414	1,954,176

—	—	(1,272,315)	(2,048,229)	(129,094)	(42,638)
—	—	(97,613)	(182,133)	(14,747)	(7,496)
(71,466)	(35,445)	(11,028,792)	(12,085,363)	(7,789,625)	(3,602,165)
(88)	(26)	—	—	—	—
—	—	(155,854)	(242,379)	—	—
—	—	(132,262)	(191,018)	(8,082)	(3,140)
—	—	—	—	(245)	(110)
—	—	(241,057)	—	(164)	—

(1,205)	—	—	—	—	—
(3)	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(72,762)	(35,471)	(12,927,893)	(149,749,122)	(7,941,957)	(3,655,549)

5,000,020	—	761,478,282	520,933,615	271,080,144	248,878,222
72,762	35,471	12,222,288	13,492,623	7,892,160	3,635,264
(20)	(1,063)	(657,819,714)	(646,210,246)	(171,160,354)	(125,005,966)
5,072,762	34,408	115,880,856	(111,784,008)	107,811,950	127,507,520
5,073,110	32,900	111,792,929	(118,396,528)	103,593,407	125,806,147

10,033,849	10,000,949	1,307,750,728	1,426,147,256	295,042,500	169,236,353
$15,106,959	$10,033,849	$1,419,543,657	$1,307,750,728	$398,635,907	$295,042,500
$160	$188	$8,105,601	$7,669,341	$(687,008)	$288,334

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from Investment Operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	$9.42	$0.04	$(0.01)	$0.03	$(0.04)
2016 - Institutional	9.41	0.07	(0.01)	0.06	(0.07)
2016 - Administration	9.44	0.05	(0.01)	0.04	(0.05)
2016 - IR	9.41	0.06	(0.02)	0.04	(0.06)
2016 - R6 (commenced July 31, 2015)	9.39	0.05	— (d)	0.05	(0.04)
2015 - A	9.47	0.01	(0.05)	(0.04)	(0.01)
2015 - Institutional	9.46	0.04	(0.05)	(0.01)	(0.04)
2015 - Administration	9.49	0.01	(0.05)	(0.04)	(0.01)
2015 - IR	9.45	0.03	(0.04)	(0.01)	(0.03)
2014 - A	9.49	0.03	(0.02)	0.01	(0.03)
2014 - Institutional	9.48	0.06	(0.02)	0.04	(0.06)
2014 - Administration	9.51	0.04	(0.02)	0.02	(0.04)
2014 - IR	9.48	0.06	(0.04)	0.02	(0.05)
2013 - A	9.49	0.07	— (d)	0.07	(0.07)
2013 - Institutional	9.47	0.10	0.01	0.11	(0.10)
2013 - Administration	9.51	0.08	(0.01)	0.07	(0.07)
2013 - IR	9.47	0.09	0.01	0.10	(0.09)
2012 - A	9.60	0.09	(0.11)	(0.02)	(0.09)
2012 - Institutional	9.59	0.12	(0.11)	0.01	(0.13)
2012 - Administration	9.62	0.10	(0.11)	(0.01)	(0.10)
2012 - IR	9.58	0.11	(0.10)	0.01	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.41	0.29%	$35,378	0.69%		0.71%		0.42%		60%
9.40	0.63	423,278	0.35		0.36		0.76		60
9.43	0.38	147	0.60		0.61		0.50		60
9.39	0.43	623	0.44		0.46		0.66		60
9.40	0.58	10	0.35	(e)	0.37	(e)	0.74	(e)	60
9.42	(0.47)	35,556	0.69		0.71		0.06		39
9.41	(0.13)	457,826	0.35		0.37		0.40		39
9.44	(0.38)	176	0.60		0.62		0.15		39
9.41	(0.12)	437	0.44		0.46		0.31		39
9.47	0.10	46,289	0.69		0.73		0.33		40
9.46	0.44	512,656	0.36		0.38		0.60		40
9.49	0.19	198	0.61		0.64		0.42		40
9.45	0.25	583	0.45		0.48		0.64		40
9.49	0.69	50,859	0.68		0.70		0.70		98
9.48	1.14	295,940	0.34		0.36		1.04		98
9.51	0.79	220	0.59		0.61		0.83		98
9.48	1.05	1,345	0.43		0.45		0.96		98
9.49	(0.19)	110,136	0.64		0.69		0.94		86
9.47	0.05	395,751	0.30		0.35		1.28		86
9.51	(0.09)	1,682	0.55		0.60		1.03		86
9.47	0.06	2,040	0.39		0.44		1.17		86

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	$15.02	$0.19	$0.06	$0.25	$(0.24)	$—	$(0.24)
2016 - C	15.02	0.08	0.06	0.14	(0.13)	—	(0.13)
2016 - Institutional	15.00	0.24	0.06	0.30	(0.29)	—	(0.29)
2016 - Service	14.98	0.17	0.05	0.22	(0.21)	—	(0.21)
2016 - IR	15.01	0.23	0.05	0.28	(0.27)	—	(0.27)
2016 - R	15.00	0.16	0.06	0.22	(0.20)	—	(0.20)
2016 - R6 (commenced July 31, 2015)	14.83	0.16	0.21	0.37	(0.19)	—	(0.19)
2015 - A	14.67	0.17	0.39	0.56	(0.21)	—	(0.21)
2015 - C	14.67	0.06	0.38	0.44	(0.09)	—	(0.09)
2015 - Institutional	14.64	0.22	0.40	0.62	(0.26)	—	(0.26)
2015 - Service	14.63	0.15	0.38	0.53	(0.18)	—	(0.18)
2015 - IR	14.66	0.21	0.38	0.59	(0.24)	—	(0.24)
2015 - R	14.65	0.13	0.39	0.52	(0.17)	—	(0.17)
2014 - A	15.00	0.12	(0.25)	(0.13)	(0.16)	(0.04)	(0.20)
2014 - C	15.00	0.02	(0.25)	(0.23)	(0.06)	(0.04)	(0.10)
2014 - Institutional	14.97	0.17	(0.25)	(0.08)	(0.21)	(0.04)	(0.25)
2014 - Service	14.96	0.10	(0.25)	(0.15)	(0.14)	(0.04)	(0.18)
2014 - IR	14.99	0.18	(0.27)	(0.09)	(0.20)	(0.04)	(0.24)
2014 - R	14.98	0.09	(0.25)	(0.16)	(0.13)	(0.04)	(0.17)
2013 - A	15.37	0.11	0.24	0.35	(0.17)	(0.55)	(0.72)
2013 - C	15.37	(0.01)	0.24	0.23	(0.05)	(0.55)	(0.60)
2013 - Institutional	15.34	0.15	0.25	0.40	(0.22)	(0.55)	(0.77)
2013 - Service	15.33	0.08	0.24	0.32	(0.14)	(0.55)	(0.69)
2013 - IR	15.36	0.14	0.25	0.39	(0.21)	(0.55)	(0.76)
2013 - R	15.35	0.06	0.25	0.31	(0.13)	(0.55)	(0.68)
2012 - A	14.95	0.18	0.76	0.94	(0.18)	(0.34)	(0.52)
2012 - C	14.95	0.06	0.77	0.83	(0.07)	(0.34)	(0.41)
2012 - Institutional	14.92	0.23	0.77	1.00	(0.24)	(0.34)	(0.58)
2012 - Service	14.91	0.15	0.77	0.92	(0.16)	(0.34)	(0.50)
2012 - IR	14.94	0.21	0.77	0.98	(0.22)	(0.34)	(0.56)
2012 - R	14.93	0.13	0.78	0.91	(0.15)	(0.34)	(0.49)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$15.03	1.66%	$159,880	0.90%		1.05%		1.31%	590%
15.03	0.91	11,743	1.66		1.80		0.56	590
15.01	2.01	147,394	0.57		0.71		1.64	590
14.99	1.50	54,940	1.06		1.21		1.15	590
15.02	1.92	4,676	0.66		0.80		1.55	590
15.02	1.41	21,688	1.15		1.30		1.06	590
15.01	2.52	93	0.55	(d)	0.70	(d)	1.59 (d)	590
15.02	3.80	182,381	0.91		1.05		1.16	471
15.02	3.03	12,918	1.66		1.80		0.41	471
15.00	4.23	186,519	0.58		0.71		1.50	471
14.98	3.64	51,176	1.07		1.21		1.00	471
15.01	4.06	3,875	0.66		0.80		1.41	471
15.00	3.55	23,184	1.16		1.30		0.90	471
14.67	(0.83)	194,179	0.92		1.02		0.83	655
14.67	(1.53)	15,202	1.62		1.78		0.12	655
14.64	(0.50)	197,289	0.58		0.69		1.19	655
14.63	(1.00)	53,172	1.08		1.18		0.66	655
14.66	(0.58)	4,157	0.67		0.78		1.25	655
14.65	(1.08)	20,743	1.17		1.28		0.62	655
15.00	2.26	285,955	0.91		1.00		0.69	943
15.00	1.50	25,655	1.66		1.75		(0.06)	943
14.97	2.61	346,782	0.57		0.66		0.97	943
14.96	2.07	79,620	1.07		1.16		0.51	943
14.99	2.51	1,509	0.67		0.75		0.93	943
14.98	2.00	21,907	1.16		1.25		0.41	943
15.37	6.32	396,439	0.92		1.00		1.14	763
15.37	5.53	32,148	1.67		1.75		0.38	763
15.34	6.69	241,382	0.58		0.66		1.48	763
15.33	6.17	89,677	1.08		1.16		0.97	763
15.36	6.59	1,669	0.67		0.75		1.35	763
15.35	6.07	20,368	1.17		1.25		0.87	763

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from Investment Operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	$8.72	$0.02		$(0.09)	$(0.07)	$(0.02)
2016 - Institutional	8.72	0.05		(0.09)	(0.04)	(0.05)
2016 - Service	8.76	0.01		(0.09)	(0.08)	(0.01)
2016 - IR	8.70	0.04		(0.09)	(0.05)	(0.04)
2016 - R6 (Commenced July 31, 2015)	8.69	0.03		(0.06)	(0.03)	(0.03)
2015 - A	8.76	0.01		(0.04)	(0.03)	(0.01)
2015 - Institutional	8.77	0.03		(0.05)	(0.02)	(0.03)
2015 - Service	8.81	—	(e)	(0.05)	(0.05)	— (e)
2015 - IR	8.75	0.03		(0.05)	(0.02)	(0.03)
2014 - A	8.78	0.02		(0.02)	—	(0.02)
2014 - Institutional	8.78	0.04		— (e)	0.04	(0.05)
2014 - Service	8.83	—	(e)	(0.01)	(0.01)	(0.01)
2014 - IR	8.77	0.04		(0.02)	0.02	(0.04)
2013 - A	8.77	0.04		— (e)	0.04	(0.03)
2013 - Institutional	8.77	0.07		— (e)	0.07	(0.06)
2013 - Service	8.81	0.03		0.01	0.04	(0.02)
2013 - IR	8.76	0.05		0.01	0.06	(0.05)
2012 - A	8.81	0.05		(0.07)	(0.02)	(0.02)
2012 - Institutional	8.82	0.08		(0.08)	—	(0.05)
2012 - Service	8.86	0.04		(0.08)	(0.04)	(0.01)
2012 - IR	8.81	0.07		(0.08)	(0.01)	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.63	(0.80)%	$10,680	0.70%		0.88%		0.22%		71%
8.63	(0.47)	360,939	0.36		0.54		0.56		71
8.67	(0.93)	551	0.84		1.04		0.11		71
8.61	(0.56)	663	0.45		0.63		0.47		71
8.63	(0.32)	10	0.36	(d)	0.53	(d)	0.55	(d)	71
8.72	(0.36)	18,565	0.66		0.90		0.12		64
8.72	(0.19)	503,652	0.36		0.56		0.38		64
8.76	(0.53)	145	0.73		1.07		0.05		64
8.70	(0.28)	996	0.45		0.65		0.32		64
8.76	(0.01)	43,550	0.72		0.95		0.20		130
8.77	0.45	378,958	0.38		0.59		0.50		130
8.81	(0.01)	255	0.85		1.10		0.05		130
8.75	0.24	1,570	0.47		0.69		0.43		130
8.78	0.44	47,438	0.74		0.96		0.44		286
8.78	0.78	158,132	0.40		0.62		0.79		286
8.83	0.41	160	0.89		1.12		0.38		286
8.77	0.69	1,018	0.49		0.71		0.63		286
8.77	(0.21)	85,905	0.75		0.90		0.53		178
8.77	0.01	212,611	0.41		0.56		0.87		178
8.81	(0.44)	448	0.86		1.06		0.41		178
8.76	(0.08)	930	0.50		0.65		0.79		178

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	$10.39	$0.10	$0.01	$0.11	$(0.03)	$—	$(0.03)	$(0.06)
2016 - C	10.31	0.04	—	0.04	(0.02)	—	(0.01)	(0.03)
2016 - Institutional	10.48	0.09	0.06	0.15	(0.05)	—	(0.03)	(0.08)
2016 - IR	10.43	0.12	0.01	0.13	(0.04)	—	(0.03)	(0.07)
2016 - R	10.38	0.04	0.04	0.08	(0.03)	—	(0.02)	(0.05)
2016 - R6 (Commenced July 31, 2015)	10.36	(0.03)	0.27	0.24	(0.03)	—	(0.02)	(0.05)
2015 - A	10.29	(0.05)	0.27	0.22	(0.12)	—	—	(0.12)
2015 - C	10.27	(0.10)	0.23	0.13	(0.09)	—	—	(0.09)
2015 - Institutional	10.36	0.03	0.22	0.25	(0.13)	—	—	(0.13)
2015 - IR	10.32	(0.04)	0.28	0.24	(0.13)	—	—	(0.13)
2015 - R	10.30	(0.12)	0.31	0.19	(0.11)	—	—	(0.11)
2014 - A	11.24	0.09	(0.83)	(0.74)	(0.02)	(0.16)	(0.03)	(0.21)
2014 - C	11.28	— (e)	(0.82)	(0.82)	—	(0.16)	(0.03)	(0.19)
2014 - Institutional	11.28	0.13	(0.83)	(0.70)	(0.03)	(0.16)	(0.03)	(0.22)
2014 - IR	11.25	0.11	(0.83)	(0.72)	(0.02)	(0.16)	(0.03)	(0.21)
2014 - R	11.27	0.01	(0.78)	(0.77)	(0.01)	(0.16)	(0.03)	(0.20)
2013 - A	11.16	0.04	0.56	0.60	(0.16)	(0.36)	—	(0.52)
2013 - C	11.20	(0.03)	0.55	0.52	(0.08)	(0.36)	—	(0.44)
2013 - Institutional	11.20	0.06	0.58	0.64	(0.20)	(0.36)	—	(0.56)
2013 - IR	11.17	0.03	0.60	0.63	(0.19)	(0.36)	—	(0.55)
2013 - R	11.19	— (e)	0.57	0.57	(0.13)	(0.36)	—	(0.49)
2012 - A	10.95	0.19	1.11	1.30	(0.30)	(0.79)	—	(1.09)
2012 - C	10.99	0.13	1.09	1.22	(0.22)	(0.79)	—	(1.01)
2012 - Institutional	10.99	0.23	1.11	1.34	(0.34)	(0.79)	—	(1.13)
2012 - IR	10.97	0.02	1.30	1.32	(0.33)	(0.79)	—	(1.12)
2012 - R	10.98	0.18	1.09	1.27	(0.27)	(0.79)	—	(1.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.44	1.09%	$39,525	0.70%		0.89%		1.02%		171%
10.32	0.39	6,420	1.45		1.64		0.37		171
10.55	1.42	119,876	0.35		0.56		0.85		171
10.49	1.29	2,697	0.45		0.64		1.18		171
10.41	0.79	10,128	0.95		1.15		0.42		171
10.55	2.37	10	0.34	(d)	0.60	(d)	(0.44	)(d)	171
10.39	2.09	38,976	0.69		0.96		(0.47)		161
10.31	1.25	8,161	1.44		1.71		(1.00)		161
10.48	2.40	72,940	0.35		0.62		0.29		161
10.43	2.27	2,526	0.45		0.71		(0.42)		161
10.38	1.81	7,085	0.95		1.22		(1.19)		161
10.29	(6.60)	37,940	0.63		0.84		0.88		262
10.27	(7.29)	10,173	1.38		1.59		(0.01)		262
10.36	(6.22)	91,483	0.29		0.50		1.19		262
10.32	(6.35)	2,021	0.38		0.59		1.03		262
10.30	(6.82)	4,707	0.88		1.10		0.10		262
11.24	5.37	73,665	0.62		0.81		0.39		230
11.28	4.57	19,203	1.38		1.56		(0.29)		230
11.28	5.71	276,216	0.28		0.46		0.53		230
11.25	5.63	3,617	0.37		0.55		0.24		230
11.27	5.10	2,023	0.87		1.05		0.02		230
11.16	11.99	123,135	0.63		0.83		1.63		194
11.20	11.24	24,312	1.28		1.58		1.17		194
11.20	12.34	159,075	0.29		0.49		2.05		194
11.17	12.16	393	0.38		0.58		0.21		194
11.19	11.70	1,411	0.88		1.08		1.61		194

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS LIMITED MATURITY OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income from Investment Operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain		Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - Institutional	$10.00	$0.06		$—	(d)	$0.06	$(0.06)	$—	(e)	$(0.06)
2016 - Administration	10.00	0.04		—	(d)	0.04	(0.04)	—	(e)	(0.04)
2015 - Institutional	10.00	0.03		0.01		0.04	(0.04)	—		(0.04)
2015 - Administration	10.00	0.01		—	(d)	0.01	(0.01)	—		(0.01)
2014 - Institutional (Commenced February 28, 2014)	10.00	—	(d)	—	(d)	—	—	—		—
2014 - Administration (Commenced February 28, 2014)	10.00	—	(d)	—	(d)	—	—	—		—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Rounds to less than $0.01 per share.
(f)	Annualized.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LIMITED MATURITY OBLIGATIONS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.00	0.61%	$15,082	0.19%		2.10%		0.63%		39%
10.00	0.37	25	0.43		2.44		0.35		39
10.00	0.36	100,009	0.19		4.62		0.35		40
10.00	0.10	25	0.42		4.87		0.12		40
10.00	—	9,976	0.19	(f)	4.30	(f)	0.10	(f)	—
10.00	—	25	0.44	(f)	4.55	(f)	(0.15	)(f)	—

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	$10.12	$0.05	$(0.01)	$0.04	$(0.06)	$—		$(0.06)
2016 - C	10.06	0.02	(0.02)	— (d)	(0.03)	—		(0.03)
2016 - Institutional	10.09	0.09	(0.01)	0.08	(0.10)	—		(0.10)
2016 - Service	10.08	0.04	(0.02)	0.02	(0.05)	—		(0.05)
2016 - IR	10.13	0.08	(0.02)	0.06	(0.09)	—		(0.09)
2016 - R6 (Commenced July 31, 2015)	10.09	0.06	(0.02)	0.04	(0.06)	—		(0.06)
2015 - A	10.17	0.07	(0.04)	0.03	(0.08)	—		(0.08)
2015 - C	10.11	0.03	(0.04)	(0.01)	(0.04)	—		(0.04)
2015 - Institutional	10.14	0.10	(0.03)	0.07	(0.12)	—		(0.12)
2015 - Service	10.13	0.05	(0.03)	0.02	(0.07)	—		(0.07)
2015 - IR	10.18	0.09	(0.03)	0.06	(0.11)	—		(0.11)
2014 - A	10.24	0.07	(0.06)	0.01	(0.08)	—		(0.08)
2014 - C	10.17	0.03	(0.05)	(0.02)	(0.04)	—		(0.04)
2014 - Institutional	10.21	0.10	(0.06)	0.04	(0.11)	—		(0.11)
2014 - Service	10.20	0.05	(0.06)	(0.01)	(0.06)	—		(0.06)
2014 - IR	10.25	0.09	(0.05)	0.04	(0.11)	—		(0.11)
2013 - A	10.30	0.04	(0.01)	0.03	(0.06)	(0.03)		(0.09)
2013 - C	10.23	0.01	(0.02)	(0.01)	(0.02)	(0.03)		(0.05)
2013 - Institutional	10.27	0.08	(0.01)	0.07	(0.10)	(0.03)		(0.13)
2013 - Service	10.25	0.03	— (d)	0.03	(0.05)	(0.03)		(0.08)
2013 - IR	10.30	0.07	— (d)	0.07	(0.09)	(0.03)		(0.12)
2012 - A	10.23	0.05	0.06	0.11	(0.04)	—	(d)	(0.04)
2012 - C	10.17	0.02	0.05	0.07	(0.01)	—	(d)	(0.01)
2012 - Institutional	10.20	0.09	0.06	0.15	(0.08)	—	(d)	(0.08)
2012 - Service	10.19	0.04	0.05	0.09	(0.03)	—	(d)	(0.03)
2012 - IR	10.24	0.08	0.05	0.13	(0.07)	—	(d)	(0.07)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.10	0.44%	$173,879	0.81%		0.91%		0.52%		227%
10.03	(0.02)	33,934	1.17		1.66		0.17		227
10.07	0.78	1,089,297	0.47		0.57		0.86		227
10.05	0.18	30,608	0.97		1.07		0.37		227
10.10	0.59	17,850	0.56		0.66		0.77		227
10.07	0.42	73,976	0.45	(e)	0.55	(e)	0.84	(e)	227
10.12	0.33	220,814	0.82		0.91		0.67		185
10.06	(0.07)	36,722	1.22		1.67		0.27		185
10.09	0.67	1,003,694	0.48		0.57		1.00		185
10.08	0.17	33,015	0.98		1.08		0.51		185
10.13	0.58	13,505	0.57		0.66		0.91		185
10.17	0.10	277,312	0.82		0.91		0.65		211
10.11	(0.20)	48,324	1.22		1.66		0.26		211
10.14	0.44	1,043,676	0.48		0.57		1.00		211
10.13	(0.06)	38,818	0.98		1.07		0.49		211
10.18	0.35	18,018	0.57		0.66		0.91		211
10.24	0.32	471,348	0.81		0.89		0.42		640
10.17	(0.06)	69,496	1.19		1.64		0.05		640
10.21	0.66	1,133,613	0.47		0.55		0.77		640
10.20	0.26	53,464	0.97		1.05		0.27		640
10.25	0.67	24,501	0.56		0.64		0.68		640
10.30	1.10	808,034	0.79		0.87		0.53		359
10.23	0.65	95,446	1.15		1.62		0.18		359
10.27	1.45	1,265,479	0.45		0.53		0.87		359
10.25	0.85	69,463	0.95		1.03		0.39		359
10.30	1.25	36,019	0.54		0.62		0.77		359

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from Investment Operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	$10.10	$0.16		$(0.10)	$0.06	$(0.20)	$—		$(0.20)
2016 - C	10.10	0.12		(0.10)	0.02	(0.16)	—		(0.16)
2016 - Institutional	10.11	0.19		(0.08)	0.11	(0.24)	—		(0.24)
2016 - IR	10.11	0.18		(0.09)	0.09	(0.23)	—		(0.23)
2016 - R	10.11	0.13		(0.08)	0.05	(0.18)	—		(0.18)
2016 - R6 (Commenced July 31, 2015)	10.07	0.13		(0.07)	0.06	(0.16)	—		(0.16)
2015 - A	10.17	0.10		(0.04)	0.06	(0.13)	—		(0.13)
2015 - C	10.17	0.06		(0.04)	0.02	(0.09)	—		(0.09)
2015 - Institutional	10.18	0.13		(0.03)	0.10	(0.17)	—		(0.17)
2015 - IR	10.18	0.13		(0.04)	0.09	(0.16)	—		(0.16)
2015 - R	10.18	0.08		(0.04)	0.04	(0.11)	—		(0.11)
2014 - A	10.17	0.12		0.01	0.13	(0.13)	—	(e)	(0.13)
2014 - C	10.17	0.08		0.01	0.09	(0.09)	—	(e)	(0.09)
2014 - Institutional	10.18	0.15		0.01	0.16	(0.16)	—	(e)	(0.16)
2014 - IR	10.18	0.15		— (e)	0.15	(0.15)	—	(e)	(0.15)
2014 - R	10.18	0.09		0.01	0.10	(0.10)	—	(e)	(0.10)
2013 - A	9.96	0.11		0.26	0.37	(0.13)	(0.03)		(0.16)
2013 - C	9.97	0.08		0.24	0.32	(0.09)	(0.03)		(0.12)
2013 - Institutional	9.97	0.14		0.26	0.40	(0.16)	(0.03)		(0.19)
2013 - IR	9.97	0.13		0.26	0.39	(0.15)	(0.03)		(0.18)
2013 - R	9.97	0.08		0.26	0.34	(0.10)	(0.03)		(0.13)

FOR THE PERIOD ENDED MARCH 31,
2012 - A (Commenced February 29, 2012)	10.00	0.01		(0.04)	(0.03)	(0.01)	—		(0.01)
2012 - C (Commenced February 29, 2012)	10.00	—	(e)	(0.03)	(0.03)	— (e)	—		— (e)
2012 - Institutional (Commenced February 29, 2012)	10.00	0.01		(0.03)	(0.02)	(0.01)	—		(0.01)
2012 - IR (Commenced February 29, 2012)	10.00	0.01		(0.03)	(0.02)	(0.01)	—		(0.01)
2012 - R (Commenced February 29, 2012)	10.00	—	(e)	(0.02)	(0.02)	(0.01)	—		(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.96	0.62%	$7,001	0.80%		0.94%		1.57%		161%
9.96	0.22	886	1.20		1.69		1.17		161
9.98	1.07	390,351	0.45		0.60		1.91		161
9.97	0.87	363	0.54		0.69		1.81		161
9.98	0.46	25	1.04		1.19		1.33		161
9.97	0.65	10	0.48	(d)	0.63	(d)	1.90	(d)	161
10.10	0.60	3,986	0.79		0.99		0.95		139
10.10	0.21	864	1.18		1.74		0.57		139
10.11	0.94	289,892	0.45		0.64		1.29		139
10.11	0.85	289	0.55		0.74		1.25		139
10.11	0.37	10	1.01		1.22		0.76		139
10.17	1.28	2,327	0.80		1.19		1.16		157
10.17	0.87	564	1.20		1.93		0.77		157
10.18	1.62	166,129	0.46		0.84		1.50		157
10.18	1.53	206	0.55		0.93		1.43		157
10.18	1.02	10	1.03		1.44		0.91		157
10.17	3.69	870	0.79		1.89		1.05		707
10.17	3.19	174	1.17		1.83		0.75		707
10.18	4.04	78,696	0.45		1.67		1.42		707
10.18	3.94	152	0.54		1.51		1.32		707
10.18	3.40	10	1.06		2.74		0.77		707

9.96	(0.34)	1,747	0.79	(d)	6.26	(d)	0.79	(d)	29
9.97	(0.28)	10	1.19	(d)	7.01	(d)	0.38	(d)	29
9.97	(0.21)	11,122	0.45	(d)	5.92	(d)	1.11	(d)	29
9.97	(0.22)	10	0.54	(d)	6.01	(d)	0.97	(d)	29
9.97	(0.25)	10	1.04	(d)	6.51	(d)	0.50	(d)	29

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Enhanced Income	A, Institutional, Administration, IR and R6	Diversified
Government Income	A, C, Institutional, Service, IR, R and R6	Diversified
High Quality Floating Rate	A, Institutional, Service, IR and R6	Diversified
Inflation Protected Securities	A, C, Institutional, IR, R and R6	Diversified
Limited Maturity Obligations	Institutional and Administration	Diversified
Short Duration Government	A, C, Institutional, Service, IR and R6	Diversified
Short Duration Income	A, C, Institutional, IR, R and R6	Diversified

*	Class R6 Shares commenced operations on July 31, 2015.

Class A Shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds are sold with a front-end sales charge of up to 1.50%, 3.75%, 1.50%, 3.75%, 1.50% and 1.50%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% (0.65% for Short Duration Government and Short Duration Income Funds), which is imposed on redemptions made within 12 months of purchase. Institutional, Administration, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (each, an “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually. As of May 1, 2016, income and capital distributions, if any, will be declared and paid quarterly with respect to the Inflation Protected Securities Fund.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs FSQ Government Fund (“Underlying Fund”) are valued at the NAV of the FST Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations;

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2016:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$296,808,059	$—
Asset-Backed Securities	—	68,919,913	—
U.S. Treasury Obligations	57,932,503	—	—
Investment Company	13,611,674	—	—
Short-term Investments	—	14,057,714	—
Total	$71,544,177	$379,785,686	$—

Derivative Type
Assets(a)
Futures Contracts	$94,838	$—	$—
Liabilities(a)
Futures Contracts	$(667,408)	$—	$—

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$208,843,818	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	144,744,940	30,937,314	—
Asset-Backed Securities	—	20,614,175	—
Municipal Debt Obligation	—	2,422,600	—
Government Guarantee Obligations	—	8,046,348	—
Investment Company	41,191,012	—	—
Total	$185,935,952	$270,864,255	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(8,306,211)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOVERNMENT INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$64,031	$—	$—
Liabilities(a)
Futures Contracts	$(21,702)	$—	$—

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$800,380	$—
Mortgage-Backed Obligations	—	174,645,053	—
Asset-Backed Securities	—	157,970,342	—
Government Guarantee Obligation	—	4,172,551	—
U.S. Treasury Obligations	30,342,863	—	—
Investment Company	845,857	—	—
Total	$31,188,720	$337,588,326	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(4,194,375)	$—

Derivative Type
Assets(a)
Futures Contracts	$39,770	$—	$—
Liabilities(a)
Futures Contracts	$(166,839)	$—	$—

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations	$177,769,228	$—	$—
Short-term Investments	—	300,000	—
Total	$177,769,228	$300,000	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INFLATION PROTECTED SECURITIES (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$51,101	$—	$—
Interest Rate Swap Contracts	—	58,594	—
Total	$51,101	$58,594	$—
Liabilities(a)
Futures Contracts	$(164,556)	$—	$—

LIMITED MATURITY OBLIGATIONS FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$9,970,821	$—
Municipal Debt Obligations	—	1,381,789	—
Short-term Investments	—	3,735,120	—
Total	$—	$15,087,730	$—

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$734,281,908	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	588,763,436	75,049,110	—
Government Guarantee Obligation	—	20,132,561	—
Investment Company	52,021,460	—	—
Total	$640,784,896	$829,463,579	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(28,289,610)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION GOVERNMENT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$1,083,666	$—	$—
Interest Rate Swap Contracts	—	323,013	—
Total	$1,083,666	$323,013	$—
Liabilities(a)
Futures Contracts	$(3,098,216)	$—	$—
Interest Rate Swap Contracts	—	(4,295,848)	—
Total	$(3,098,216)	$(4,295,848)	$—

SHORT DURATION INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$217,923,509	$—
Mortgage-Backed Obligations	—	75,970,268	855,994
Asset-Backed Securities	—	58,415,288	—
Foreign Debt Obligations	1,433,085	9,489,900	—
Municipal Debt Obligations	—	7,305,613	—
U.S. Treasury Obligations	21,077,014	—	—
Short-term Investments	—	13,872,698	—
Total	$22,510,099	$382,977,276	$855,994
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(2,093,984)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$1,454,178	$—
Futures Contracts	339,002	—	—
Interest Rate Swap Contracts	—	772,322	—
Total	$339,002	$2,226,500	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(1,263,409)	$—
Futures Contracts	(59,297)	—	—
Interest Rate Swap Contracts	—	(940,449)	—
Total	$(59,297)	$(2,203,858)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Enhanced Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$94,838	(a)	Variation margin on certain derivative contracts	$(667,408)	(a)

Government Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$64,031	(a)	Variation margin on certain derivative contracts	$(21,702)	(a)

High Quality Floating Rate
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$39,770	(a)	Variation margin on certain derivative contracts	$(166,839)	(a)

Inflation Protected Securities
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$109,695	(a)	Variation margin on certain derivative contracts	$(164,556)	(a)

Short Duration Government
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$1,406,679	(a)	Variation margin on certain derivative contracts	$(7,394,064)	(a)

Short Duration Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$1,111,324	(a)	Variation margin on certain derivative contracts	$(999,746)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,454,178		Payable for unrealized loss on forward foreign currency exchange contracts	(1,263,409)
Total		$2,565,502			$(2,263,155)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(1,666,089)	$(117,145)	1,157

Government Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$2,315,055	$355,950	341

High Quality Floating Rate
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(1,859,619)	$977,222	334

Inflation Protected Securities
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments and futures contracts/Net change in unrealized gain (loss) on futures contracts	$372,055	$(17,304)	294

Short Duration Government
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(2,711,934)	$(2,982,541)	5,735

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

Short Duration Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$3,776,017	$(678,964)	791
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(475,370)	(160,068)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(158,660)	840	358
Total		$3,141,987	(838,192)	1,150

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2016.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate(1)
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.24%
Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.53	(2)
High Quality Floating Rate	0.40	0.36	0.34	0.33	0.32	0.40	0.31	(2)
Inflation Protected Securities	0.33	0.30	0.28	0.27	0.26	0.33	0.26	(2)
Limited Maturity Obligations	0.25	0.25	0.25	0.25	0.25	0.25	0.18	(3)
Short Duration Government	0.50	0.45	0.43	0.42	0.41	0.49	0.43	(2)
Short Duration Income	0.40	0.36	0.34	0.33	0.32	0.40	0.40

(1)	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(2)	GSAM has agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above as an annual percentage rate of the average daily net assets of the Funds through at least July 29, 2016. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
(3)	Effective on February 11, 2016, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.15% as an annual percentage rate of the average daily net assets of the Fund through at least February 11, 2017. Prior to this change, the effective net management fee rate of the Fund was 0.18% as an annual percentage rate of the average daily net assets of the Fund.

The Enhanced Income, Government Income, High Quality Floating Rate and Short Duration Government Funds invest in FST Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended March 31, 2016, GSAM waived $37,947, $36,766, $38,458 and $74,304 of the Fund’s management fee for the Enhanced Income, Government Income, High Quality Floating Rate and Short Duration Government Funds, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Goldman Sachs has agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s and Short Duration Income Fund’s Class C Shares in an amount equal to a minimum of 0.35% as an annual percentage rate of the average daily net assets. These arrangements will remain in place through July 29, 2016, for the Short Duration Government and Short Duration Income Funds. Prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2016, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Enhanced Income	$94	N/A
Government Income	8,315	$—
High Quality Floating Rate	166	N/A
Inflation Protected Securities	1,215	—
Short Duration Government	2,982	—
Short Duration Income	814	10

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares. For the fiscal year ended March 31, 2016, Goldman Sachs waived a portion of the Service Plan fees equal to 0.01% of the average daily net assets attributable to Service Shares of the Short Duration Government Fund.

E.  Administration Plan — The Trust, on behalf of each Fund that offers Administration Shares, has adopted an Administration Plan. This plan allows for service organizations to provide certain account administration services to their customers who are beneficial owners of such shares. The Administration Plan provides for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Administration Shares.

F.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; 0.04% of the average daily net assets of Institutional, Administration and Service Shares. Goldman Sachs has agreed to waive a portion of its transfer agent fee in order to achieve an effective transfer agency fee rate of 0.01% of the average daily net assets of the Institutional and Administration Shares of the Limited Maturity Obligations Fund.

G.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Limited Maturity

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Obligations, Short Duration Government and Short Duration Income Funds are 0.064%, 0.004%, 0.014%, 0.044%, 0.004%, 0.004% and 0.014% respectively. These Other Expense limitations will remain in place through at least July 29, 2016 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, Transfer Agency Agreement, and/or Management Agreement and these waivers may exceed what is stipulated in any fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended March 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Class A Distribution and Service Fees	Class C Distribution and Service Fees	Service Class Fees	Other Expense Reimbursements	Total Expense Reductions
Enhanced Income	$37,947	$287	N/A	N/A	$50,774	$89,008
Government Income	77,640	—	$—	$—	525,980	603,620
High Quality Floating Rate	442,754	104	N/A	58	371,908	814,824
Inflation Protected Securities	85,298	—	—	N/A	207,823	293,121
Limited Maturity Obligations	8,625	N/A	N/A	N/A	209,767	218,392
Short Duration Government	792,641	464	135,812	2,066	577,481	1,508,464
Short Duration Income	—	—	3,004	N/A	490,339	493,343

H.  Line of Credit Facility — As of March 31, 2016, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000 for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2016, the Funds did not have any borrowings under the facility.

I.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2016, Goldman Sachs earned approximately $3,777, $311, $830, $491, $16,634 and $1,013 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds, respectively.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of March 31, 2016, the Goldman Sachs Group, Inc. was a beneficial owner of approximately 5% or more of outstanding Institutional, Administration, Class R and Class R6 Shares of the following funds:

Fund	Institutional	Administration	Class R	Class R6
Enhanced Income	—%	—%	N/A	100%
Government Income	—	N/A	—%	11
High Quality Floating Rate	—	N/A	—	100
Inflation Protected Securities	—	N/A	N/A	100
Limited Maturity Obligations	67	100	N/A	N/A
Short Duration Income	—	N/A	42	100

The table below shows the transactions in and earnings from investments in this Affiliated Fund for the fiscal year ended March 31, 2016:

Fund	Underlying Fund	Market Value 3/31/15	Purchases at Cost	Proceeds from Sales	Market Value 3/31/2016	Dividend Income
Enhanced Income	Goldman Sachs Financial Square Government Fund	$226	$357,249,518	$(343,638,070)	$13,611,674	$8,964
Government Income	Goldman Sachs Financial Square Government Fund	31	310,751,111	(269,560,130)	41,191,012	9,375
High Quality Floating Rate	Goldman Sachs Financial Square Government Fund	49,903,803	348,531,407	(397,589,353)	845,857	10,980
Short Duration Government	Goldman Sachs Financial Square Government Fund	25,980,969	852,379,548	(826,339,057)	52,021,460	31,866

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Enhanced Income	$112,964,940	$135,813,275	$130,008,832	$122,637,280
Government Income	2,718,427,836	13,913,686	2,821,102,591	12,300,442
High Quality Floating Rate	252,708,161	28,609,328	247,849,994	78,016,435
Inflation Protected Securities	292,506,083	—	245,676,317	—
Limited Maturity Obligations	—	6,896,092	—	2,665,118
Short Duration Government	3,406,948,210	—	3,224,264,701	49,516,579
Short Duration Income	458,784,335	196,532,337	416,968,866	116,189,302

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2016 was as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Limited Maturity Obligations	Short Duration Government	Short Duration Income
Distribution paid from:
Ordinary income	$3,404,586	$6,798,914	$2,469,365	$503,642	$72,460	$12,927,893	$7,941,957
Net long-term capital gains	—	—	—	—	302	—	—
Total taxable distributions	$3,404,586	$6,798,914	$2,469,365	$503,642	$72,762	$12,927,893	$7,941,957
Tax return of capital	$—	$—	$—	$430,247	$—	$—	$—

The tax character of distributions paid during the fiscal year ended March 31, 2015 was as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Limited Maturity Obligations	Short Duration Government	Short Duration Income
Distribution paid from:
Ordinary income	$2,027,664	$6,903,091	$1,642,309	$1,778,764	$35,471	$14,749,122	$3,655,549

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

7. TAX INFORMATION (continued)

As of March 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Limited Maturity Obligations	Short Duration Government	Short Duration Income
Undistributed ordinary income — net	$851,524	$649,630	$203,247	$—	$160	$2,236,436	$144,263
Undistributed long-term capital gains	—	—	—	—	1,061	—	—
Total undistributed earnings	$851,524	$649,630	$203,247	$—	$1,221	$2,236,436	$144,263
Capital loss carryforwards: (1)(2)(3)
Expiring 2018	(1,658,767)	—	(21,924,176)	—	—	—	—
Expiring 2019	(9,056,394)	—	(2,415,726)	—	—	—	—
Perpetual Short-Term	(3,798,658)	(924,135)	(3,925,014)	(201,582)	—	(14,802,081)	(693,489)
Perpetual Long-Term	(2,796,494)	(4,015,771)	(2,014,576)	(12,500,112)	—	(3,649,630)	—
Total capital loss carryforwards	$(17,310,313)	$(4,939,906)	$(30,279,492)	$(12,701,694)	$—	$(18,451,711)	$(693,489)
Timing differences (Dividend Payable, Income Distributions Payable, Qualified Late Year and Straddle Loss Deferrals)	$(1,473,152)	$(5,473,568)	$(1,226,376)	$(5,643,817)	$—	$(11,140,958)	$(3,299,091)
Unrealized gains (losses) — net	928,992	12,707,131	(1,968,400)	4,332,839	(2,318)	20,470,036	(1,340,590)
Total accumulated earnings (losses) net	$(17,002,949)	$2,943,287	$(33,271,021)	$(14,012,672)	$(1,097)	$(6,886,197)	$(5,188,907)

(1)	Expiration occurs on March 31 of the year indicated.
(2)	The Government Income and Limited Maturity Obligations Funds utilized $3,727,069 and $97, respectively, of capital losses in the current fiscal year.
(3)	The Enhanced Income Fund had $2,472,185 of expired capital losses in the current fiscal year.

As of March 31, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Limited Maturity Obligations	Short Duration Government	Short Duration Income
Tax Cost	$450,400,871	$444,034,834	$370,732,482	$173,494,983	$15,090,048	$1,445,624,588	$407,369,454
Gross unrealized gain	2,005,289	15,054,459	1,375,009	5,449,737	6,583	27,393,896	2,724,031
Gross unrealized loss	(1,076,297)	(2,289,086)	(3,330,445)	(875,492)	(8,901)	(2,770,009)	(3,750,116)
Net unrealized gains (losses) on securities	$928,992	$12,765,373	$(1,955,436)	$4,574,245	$(2,318)	$24,623,887	$(1,026,085)
Net unrealized gain (loss) on other investments	—	(58,242)	(12,964)	(241,406)	—	(4,153,851)	(314,505)
Net unrealized gains (losses)	$928,992	$12,707,131	$(1,968,400)	$4,332,839	$(2,318)	$20,470,036	$(1,340,590)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts and foreign currency contracts, and differences related to the tax treatment of underlying funds, inflation protected securities, swap transactions, premium amortization and the accretion of market discount.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from net operating losses, swaps, inflation protected securities, foreign currency transactions, and premium/discount.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Enhanced Income	$(2,472,185)	$2,340,999	$131,186
Government Income	—	(1,376,101)	1,376,101
High Quality Floating Rate	—	(214,048)	214,048
Inflation Protected Securities	—	(519,616)	519,616
Limited Maturity Obligations	—	28	(28)
Short Duration Government	—	(2,073,317)	2,073,317
Short Duration Income	—	(583,808)	583,808

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

8. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Income Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,428,858	$13,417,198	1,534,374	$14,495,791
Reinvestment of distributions	12,866	120,931	2,319	21,906
Shares converted from Class B(a)	—	—	6,490	61,354
Shares redeemed	(1,453,812)	(13,655,585)	(2,658,840)	(25,121,550)
	(12,088)	(117,456)	(1,115,657)	(10,542,499)
Class B Shares(a)
Shares sold	—	—	2	17
Reinvestment of distributions	—	—	—	1
Shares converted to Class A	—	—	(6,504)	(61,354)
Shares redeemed	—	—	(4,309)	(40,646)
	—	—	(10,811)	(101,982)
Institutional Shares
Shares sold	16,823,744	157,931,792	25,367,711	239,631,731
Reinvestment of distributions	333,421	3,130,494	201,298	1,899,808
Shares redeemed	(20,744,761)	(194,695,614)	(31,132,620)	(293,878,166)
	(3,587,596)	(33,633,328)	(5,563,611)	(52,346,627)
Class IR Shares
Shares sold	55,920	523,747	5,601	52,891
Reinvestment of distributions	295	2,766	174	1,642
Shares redeemed	(36,226)	(339,641)	(21,065)	(198,749)
	19,989	186,872	(15,290)	(144,216)
Administration Shares
Shares sold	1,230	11,577	3,402	32,187
Reinvestment of distributions	83	785	28	262
Shares redeemed	(4,378)	(41,223)	(5,599)	(53,087)
	(3,065)	(28,861)	(2,169)	(20,638)
Class R6(b)
Shares sold	1,065	10,000	—	—
Reinvestment of distributions	5	46	—	—
	1,070	10,046	—	—
NET DECREASE	(3,581,690)	$(33,582,727)	(6,707,538)	$(63,155,962)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Government Income Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,757,056	$41,029,897	2,618,314	$38,920,028
Reinvestment of distributions	151,531	2,255,327	147,821	2,198,727
Shares converted from Class B(a)	—	—	93,362	1,384,415
Shares redeemed	(4,415,679)	(65,630,582)	(3,956,248)	(58,780,802)
	(1,507,092)	(22,345,358)	(1,096,751)	(16,277,632)
Class B Shares(a)
Shares sold	—	—	2,873	42,483
Reinvestment of distributions	—	—	933	13,810
Shares converted to Class A	—	—	(93,362)	(1,384,415)
Shares redeemed	—	—	(213,262)	(3,161,486)
	—	—	(302,818)	(4,489,608)
Class C Shares
Shares sold	234,557	3,495,152	143,893	2,139,623
Reinvestment of distributions	4,969	73,963	4,294	63,811
Shares redeemed	(318,355)	(4,739,254)	(324,651)	(4,823,276)
	(78,829)	(1,170,139)	(176,464)	(2,619,842)
Institutional Shares
Shares sold	2,711,748	40,309,477	3,656,799	54,226,544
Reinvestment of distributions	137,339	2,041,193	150,782	2,238,963
Shares redeemed	(5,466,655)	(81,149,434)	(4,842,479)	(71,749,793)
	(2,617,568)	(38,798,764)	(1,034,898)	(15,284,286)
Service Shares
Shares sold	1,172,338	17,411,763	1,541,509	22,758,344
Reinvestment of distributions	43,315	642,952	37,483	556,030
Shares redeemed	(967,368)	(14,345,997)	(1,797,705)	(26,605,127)
	248,285	3,708,718	(218,713)	(3,290,753)
Class IR Shares
Shares sold	111,845	1,657,033	70,412	1,047,164
Reinvestment of distributions	5,013	74,577	4,530	67,365
Shares redeemed	(63,749)	(945,972)	(100,399)	(1,496,522)
	53,109	785,638	(25,457)	(381,993)
Class R Shares
Shares sold	425,658	6,328,632	421,584	6,260,957
Reinvestment of distributions	18,668	277,493	16,130	239,626
Shares redeemed	(545,240)	(8,104,139)	(308,321)	(4,579,117)
	(100,914)	(1,498,014)	129,393	1,921,466
Class R6 Shares(b)
Shares sold	6,843	101,730	—	—
Reinvestment of distributions	56	830	—	—
Shares redeemed	(681)	(10,218)	—	—
	6,218	92,342	—	—
NET DECREASE	(3,996,791)	$(59,225,577)	(2,725,708)	$(40,422,648)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Quality Floating Rate Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	268,896	$2,332,096	1,186,003	$10,383,510
Reinvestment of distributions	3,668	31,827	4,525	39,635
Shares redeemed	(1,163,753)	(10,096,622)	(4,030,662)	(35,183,095)
	(891,189)	(7,732,699)	(2,840,134)	(24,759,950)
Institutional Shares
Shares sold	25,116,988	218,159,211	53,480,364	467,701,209
Reinvestment of distributions	266,728	2,312,685	149,757	1,310,182
Shares redeemed	(41,316,997)	(358,569,999)	(39,096,686)	(341,814,640)
	(15,933,281)	(138,098,103)	14,533,435	127,196,751
Service Shares
Shares sold	58,198	506,586	49	433
Reinvestment of distributions	33	289	8	66
Shares redeemed	(11,181)	(97,538)	(12,558)	(110,471)
	47,050	409,337	(12,501)	(109,972)
Class IR Shares
Shares sold	17,634	152,712	36,187	315,834
Reinvestment of distributions	439	3,800	437	3,813
Shares redeemed	(55,488)	(481,146)	(101,655)	(887,067)
	(37,415)	(324,634)	(65,031)	(567,420)
Class R6 Shares(a)
Shares sold	1,152	10,005	—	—
Reinvestment of distributions	4	36	—	—
Shares redeemed	(1)	(5)	—	—
	1,155	10,036	—	—
NET INCREASE (DECREASE)	(16,813,680)	$(145,736,063)	11,615,769	$101,759,409

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Inflation Protected Securities Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,919,139	$19,436,281	1,974,454	$20,609,887
Reinvestment of distributions	15,030	152,912	28,891	306,094
Shares redeemed	(1,898,542)	(19,261,741)	(1,937,527)	(20,214,871)
	35,627	327,452	65,818	701,110
Class C Shares
Shares sold	64,133	647,593	87,110	907,079
Reinvestment of distributions	1,782	17,940	6,318	66,743
Shares redeemed	(234,814)	(2,366,611)	(292,752)	(3,036,390)
	(168,899)	(1,701,078)	(199,324)	(2,062,568)
Institutional Shares
Shares sold	6,625,274	68,085,667	3,682,455	38,661,251
Reinvestment of distributions	47,129	483,173	91,900	980,092
Shares redeemed	(2,268,186)	(23,379,812)	(5,645,705)	(59,193,263)
	4,404,217	45,189,028	(1,871,350)	(19,551,920)
Class IR Shares
Shares sold	101,055	1,029,384	108,737	1,134,382
Reinvestment of distributions	1,673	17,086	2,393	25,426
Shares redeemed	(87,896)	(900,041)	(64,766)	(676,512)
	14,832	146,429	46,364	483,296
Class R Shares
Shares sold	574,807	5,819,903	464,345	4,835,137
Reinvestment of distributions	3,263	33,099	5,083	53,866
Shares redeemed	(287,875)	(2,925,732)	(243,658)	(2,533,363)
	290,195	2,927,270	225,770	2,355,640
Class R6(a)
Shares sold	966	10,005	—	—
Reinvestment of distributions	5	49	—	—
Shares redeemed	(1)	(5)	—	—
	970	10,049	—	—
NET INCREASE (DECREASE)	4,576,942	$46,899,150	(1,732,722)	$(18,074,442)

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Limited Maturity Obligations Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	500,502	$5,000,015	—	$—
Reinvestment of distributions	7,270	72,671	3,544	35,445
Shares redeemed	(2)	(15)	(106)	(1,063)
	507,770	5,072,671	3,438	34,382
Administration Shares
Shares sold	1	5	—	—
Reinvestment of distributions	9	91	3	26
Shares redeemed	(1)	(5)	—	—
	9	91	3	26
NET INCREASE	507,779	$5,072,762	3,441	$34,408

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Government Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,721,906	$57,714,502	6,369,831	$64,640,113
Reinvestment of distributions	112,654	1,138,005	183,504	1,862,779
Shares redeemed	(10,425,574)	(105,160,973)	(12,003,418)	(121,845,576)
	(4,591,014)	(46,308,466)	(5,450,083)	(55,342,684)
Class C Shares
Shares sold	1,063,310	10,638,380	422,584	4,258,358
Reinvestment of distributions	7,203	72,327	12,689	127,992
Shares redeemed	(1,338,564)	(13,413,955)	(1,566,338)	(15,791,405)
	(268,051)	(2,703,248)	(1,131,065)	(11,405,055)
Institutional Shares
Shares sold	59,321,436	597,247,475	42,943,721	434,331,265
Reinvestment of distributions	1,043,806	10,509,661	1,096,812	11,098,058
Shares redeemed	(51,599,651)	(518,548,097)	(47,516,969)	(480,401,294)
	8,765,591	89,209,039	(3,476,436)	(34,971,971)
Service Shares
Shares sold	473,382	4,761,548	349,028	3,528,163
Reinvestment of distributions	12,922	129,961	21,071	212,938
Shares redeemed	(716,831)	(7,202,010)	(927,920)	(9,369,122)
	(230,527)	(2,310,501)	(557,821)	(5,628,021)
Class IR Shares
Shares sold	1,372,296	13,828,039	1,395,355	14,175,716
Reinvestment of distributions	12,996	131,322	18,786	190,856
Shares redeemed	(951,432)	(9,606,561)	(1,851,091)	(18,802,849)
	433,860	4,352,800	(436,950)	(4,436,277)
Class R6 Shares(a)
Shares sold	7,713,263	77,288,338	—	—
Reinvestment of distributions	23,990	241,012	—	—
Shares redeemed	(387,742)	(3,888,118)	—	—
	7,349,511	73,641,232	—	—
NET INCREASE (DECREASE)	11,459,370	$115,880,856	(11,052,355)	$(111,784,008)

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Income Fund

	For the Fiscal Year Ended March 31, 2016		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	693,433	$6,929,912	449,324	$4,556,746
Reinvestment of distributions	11,710	116,822	4,189	42,417
Shares redeemed	(397,093)	(3,944,976)	(287,549)	(2,911,128)
	308,050	3,101,758	165,964	1,688,035
Class C Shares
Shares sold	203,649	2,023,283	78,769	797,293
Reinvestment of distributions	1,455	14,507	739	7,486
Shares redeemed	(201,695)	(2,006,266)	(49,393)	(499,481)
	3,409	31,524	30,115	305,298
Institutional Shares
Shares sold	26,143,317	261,819,925	24,010,179	243,426,545
Reinvestment of distributions	775,096	7,752,382	353,185	3,582,111
Shares redeemed	(16,457,764)	(164,996,929)	(12,013,669)	(121,578,381)
	10,460,649	104,575,378	12,349,695	125,430,275
Class IR Shares
Shares sold	28,126	282,715	9,685	97,638
Reinvestment of distributions	805	8,047	309	3,140
Shares redeemed	(21,185)	(212,178)	(1,668)	(16,976)
	7,746	78,584	8,326	83,802
Class R Shares
Shares sold	1,437	14,304	—	—
Reinvestment of distributions	24	241	10	110
	1,461	14,545	10	110
Class R6 Shares(a)
Shares sold	994	10,005	—	—
Reinvestment of distributions	16	161	—	—
Shares redeemed	(1)	(5)	—	—
	1,009	10,161	—	—
NET INCREASE	10,782,324	$107,811,950	12,554,110	$127,507,520

(a)	Commenced operations on July 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Short Duration and Government Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Inflation Protected Securities Fund, and the Goldman Sachs Limited Maturity Obligations Fund (collectively the “Funds”), funds of Goldman Sachs Trust, at March 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where confirmation of securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2016

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Administration, Service, Class IR, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Administration, Service, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 through March 31, 2016, which represents a period of 183 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				High Quality Floating Rate Fund				Inflation Protected Securities Fund
Share Class	Beginning Account Value 10/1/15	Ending Account Value 3/31/16		Expenses Paid for the 6 months ended 3/31/16*	Beginning Account Value 10/1/15	Ending Account Value 3/31/16		Expenses Paid for the 6 months ended 3/31/16*	Beginning Account Value 10/1/15	Ending Account Value 3/31/16		Expenses Paid for the 6 months ended 3/31/16*	Beginning Account Value 10/1/15	Ending Account Value 3/31/16		Expenses Paid for the 6 months ended 3/31/16*
Class A
Actual	$1,000.00	$1,004.90		$3.46	$1,000.00	$1,016.60		$4.59	$1,000.00	$996.50		$3.49	$1,000.00	$1,036.10		$3.41
Hypothetical 5% return	1,000.00	1,021.55	+	3.49	1,000.00	1,020.45	+	4.60	1,000.00	1,021.50	+	3.54	1,000.00	1,021.65	+	3.39
Class C
Actual	N/A	N/A		N/A	1,000.00	1,012.80		8.35	N/A	N/A		N/A	1,000.00	1,031.80		7.21
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,016.70	+	8.37	N/A	N/A		N/A	1,000.00	1,017.90	+	7.16
Institutional
Actual	1,000.00	1,005.50		1.75	1,000.00	1,018.30		2.88	1,000.00	998.20		1.80	1,000.00	1,037.10		1.68
Hypothetical 5% return	1,000.00	1,023.25	+	1.77	1,000.00	1,022.15	+	2.88	1,000.00	1,023.20	+	1.82	1,000.00	1,023.35	+	1.67
Administration
Actual	1,000.00	1,004.30		3.01	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothethical 5% return	1,000.00	1,022.00	+	3.03	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Service
Actual	N/A	N/A		N/A	1,000.00	1,015.80		5.39	1,000.00	996.00		4.14	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.65	+	5.40	1,000.00	1,020.85	+	4.19	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,005.10		2.21	1,000.00	1,017.80		3.33	1,000.00	997.80		2.25	1,000.00	1,036.20		2.14
Hypothetical 5% return	1,000.00	1,022.80	+	2.23	1,000.00	1,021.70	+	3.34	1,000.00	1,022.75	+	2.28	1,000.00	1,022.90	+	2.12
Class R
Actual	N/A	N/A		N/A	1,000.00	1,015.30		5.84	N/A	N/A		N/A	1,000.00	1,034.00		4.68
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.20	+	5.86	N/A	N/A		N/A	1,000.00	1,020.40	+	4.65
Class R6
Actual	1,000.00	1,005.50		1.77	1,000.00	1,018.40		2.78	1,000.00	998.30		1.75	1,000.00	1,038.20		1.63
Hypothethical 5% return	1,000.00	1,023.27	+	1.79	1,000.00	1,022.25	+	2.78	1,000.00	1,023.25	+	1.77	1,000.00	1,023.40	+	1.62

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

	Limited Maturity Obligations Fund				Short Duration Government Fund				Short Duration Income Fund
Share Class	Beginning Account Value 10/1/15	Ending Account Value 3/31/16		Expenses Paid for the 6 months ended 3/31/16*	Beginning Account Value 10/1/15	Ending Account Value 3/31/16		Expenses Paid for the 6 months ended 3/31/16*	Beginning Account Value 10/1/15	Ending Account Value 3/31/16		Expenses Paid for the 6 months ended 3/31/16*
Class A
Actual	N/A	N/A		N/A	$1,000.00	$1,002.60		$4.11	$1,000.00	$1,004.30		$4.01
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,020.90	+	4.14	1,000.00	1,021.00	+	4.04
Class C
Actual	N/A	N/A		N/A	1,000.00	1,000.10		5.60	1,000.00	1,002.30		6.01
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.40	+	5.65	1,000.00	1,019.00	+	6.06
Institutional
Actual	1,000.00	1,003.80		0.90	1,000.00	1,004.40		2.41	1,000.00	1,007.10		2.26
Hypothetical 5% return	1,000.00	1,024.10	+	0.91	1,000.00	1,022.60	+	2.43	1,000.00	1,022.75	+	2.28
Administration
Actual	1,000.00	1,002.60		2.20	N/A	N/A		N/A	N/A	N/A		N/A
Hypothethical 5% return	1,000.00	1,022.80	+	2.23	N/A	N/A		N/A	N/A	N/A		N/A
Service
Actual	N/A	N/A		N/A	1,000.00	1,000.90		4.80	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,020.20	+	4.85	N/A	N/A		N/A
Class IR
Actual	N/A	N/A		N/A	1,000.00	1,002.90		2.80	1,000.00	1,005.50		2.76
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,022.20	+	2.83	1,000.00	1,022.25	+	2.78
Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,004.00		5.21
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.80	+	5.25
Class R6
Actual	N/A	N/A		N/A	1,000.00	1,003.40		2.25	1,000.00	1,005.90		2.41
Hypothethical 5% return	N/A	N/A		N/A	1,000.00	1,022.75	+	2.28	1,000.00	1,022.60	+	2.43

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Administration	Service	Class IR	Class R	Class R6
Enhanced Income	0.69%	N/A	0.35%	0.60%	N/A	0.44%	N/A	0.35%
Government Income	0.91	1.66%	0.57	N/A	1.07%	0.66	1.16%	0.55
High Quality Floating Rate	0.70	N/A	0.36	N/A	0.83	0.45	N/A	0.35
Inflation Protected Securities	0.67	1.42	0.33	N/A	N/A	0.42	0.92	0.32
Limited Maturity Obligations	N/A	N/A	0.18	0.44	N/A	N/A	N/A	N/A
Short Duration Government	0.82	1.12	0.48	N/A	0.96	0.56	N/A	0.45
Short Duration Income	0.80	1.20	0.45	N/A	N/A	0.54	1.04	0.48

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	Verizon Communications Inc.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	141	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	109	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2016.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2016, Goldman Sachs Trust consisted of 100 portfolios (95 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 16 portfolios (seven of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 14 portfolios (five of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Short Duration and Government Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 871(k) of the Internal Revenue Code, the Inflation Protected Securities Fund designates $503,598 as interest-related dividends paid during the year ended March 31, 2016.

Pursuant to Section 871(k) of the Internal Revenue Code, the Limited Maturity Obligations Fund designates $878 as short-term capital gain dividends paid during the year ended March 31, 2016.

Pursuant to Section 852 of the Internal Revenue Code, the Limited Maturity Obligations Fund designates $302 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2016.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.11 trillion in assets under supervision as of March 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[5]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Multi-Manager U.S. Small Cap Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Qs. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. The Portfolios’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman, Sachs & Co. is the distributor of the Goldman Sachs Funds.

© 2016 Goldman Sachs. All rights reserved. 46011.MF.TMPL/5/2016/SDFIAR-16/24K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following disclosure relates to the independence of PricewaterhouseCoopers LLP (“PwC”) with respect to SEC Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” The Goldman Sachs Asset Management investment company complex (the “Funds”) has been notified by PwC that one of its lenders owns more than ten percent of at least one of the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as PwC’s conclusions concerning its independence and its objectivity and impartiality with respect to the audits of the Funds.

PwC has advised the Funds that, after evaluating the facts and circumstances related to the matter described above, it has concluded that its financial relationship described above did not and will not impair PwC’s application of objective and impartial judgment on any issues encompassed within its audits of the financial statements of the Funds. PwC has advised the Funds that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over the fund adviser to the Funds; (2) an investment in any such Fund is passive; (3) the PwC lenders are part of various syndicates of unrelated lenders; (4) there have been no changes to the loans in question since the origination of each respective note; (5) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (6) the debt balances are immaterial to PwC and to each lender; and (7) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team.

If it were ultimately determined that PwC was not independent with respect to the Funds for certain periods, any Fund filings with the SEC which contain the Funds’ financial statements for such periods would not comply with applicable securities laws which potentially could have a material adverse effect on the Funds.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2016	2015	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,724,925	$3,570,472	Financial Statement audits.

Audit-Related Fees:

• PwC	$158,000	$0	Other attest services.

Tax Fees:

• PwC	$1,091,628	$659,410	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2016	2015	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,653,616	$1,568,616	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2016 and March 31, 2015 were approximately $1,091,628 and $659,410 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2015 and December 31, 2014 were approximately $14.4 million and $10.2 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2015 and 2014 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 6, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	June 6, 2016